AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2008

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No.      ☐

COLUMBIA FUNDS SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

One Financial Center

Boston, Massachusetts 02111

(Address of Principal Executive Offices) (Zip Code)

617-426-3750

(Registrant’s Area Code and Telephone Number)

James R. Bordewick, Jr., Esq.

Columbia Management Group, LLC

One Financial Center

Boston, Massachusetts 02111

(Name and Address of Agent for Service)

With copies to:

Brian D. McCabe, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Cameron S. Avery, Esq. Bell, Boyd & Lloyd LLC 70 West Madison Street, Suite 3300 Chicago, Illinois 60602

TITLE OF SECURITIES BEING REGISTERED:

Class Z shares of each of the Columbia Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on February 19, 2008 pursuant to Rule 488 under the Securities Act of 1933.

INTERMEDIATE-TERM TAX-EXEMPT FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on April 28, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Tax-Exempt Funds, Inc.

March 13, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

April 28, 2008

INTERMEDIATE-TERM TAX-EXEMPT FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of Intermediate-Term Tax-Exempt Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2 p.m. Eastern time on April 28, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on February 8, 2008 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

March 13, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

February 19, 2008

Acquisition of the Assets and Liabilities of

INTERMEDIATE-TERM TAX-EXEMPT FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

c/o Columbia Funds Series Trust 1

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about March 13, 2008.

The Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Acquired Company”), by Columbia Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are

referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks current income, exempt from federal income tax, consistent with preservation of capital, by normally investing at least 80% of its net assets (plus any borrowing for investment purposes) in municipal securities and mutual funds that invest in municipal securities.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated February 19, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

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The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1. What Merger is being proposed?

The Board of Directors of the Acquired Fund (the “Board”) is recommending that shareholders approve the merger of the Acquired Fund into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place in the second quarter of 2008.

2. Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar principal investment strategies. Spreading fixed costs over a larger asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees, and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended October 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of October 31, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of Shares Class shares of the Acquired Fund.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of October 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately one month after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

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Shareholder Fees

(paid directly from shareholder’s investment)

	Intermediate-Term Tax- Exempt Fund (Acquired Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)	Pro Forma Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
	Shares Class	Class Z	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	N/A	N/A	N/A

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	Intermediate-Term Tax-Exempt Fund (Acquired Fund)		Columbia Intermediate Municipal Bond Fund (Acquiring Fund)		Pro Forma Columbia Intermediate Municipal Bond Fund (Acquiring Fund)
	Shares Class		Class Z		Class Z
Management Fees	0.35		0.48	(1)(3)	0.47	(2)(3)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.45		0.04		0.04
Acquired Fund Fees and Expenses					—	(4)

Total Annual Fund Operating Expenses	0.80		0.52		0.51
Less Fee Waivers and/or Reimbursements	(0.15	)(5)	(0.02	)(6)	(0.01	)(6)

Net Annual Fund Operating Expenses	0.65	(5)	0.50	(6)	0.50	(6)

(1)	The Acquiring Fund pays an investment advisory fee of 0.41% and an administration fee of 0.067%.
(2)	The Acquiring Fund pays an investment advisory fee of 0.40% and an administration fee of 0.067%.
(3)	Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million and up to $1 billion; 0.40% for assets in excess of $1 billion and up to $1.5 billion; 0.37% for assets in excess of $1.5 billion and up to $3 billion; 0.36% for assets in excess of $3 billion and up to $6 billion; and 0.35% for assets in excess of $6 billion.
(4)	Amounts less than 0.01% are shown as dashes (—) in “Acquired fund fees and expenses” but are included in “Other expenses.”
(5)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(6)	Columbia Management has contractually agreed to bear a portion of the Fund’s expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.50% of the Fund’s average daily net assets through February 28, 2009.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

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•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Intermediate-Term Tax-Exempt Fund
Shares Class:	$66	$240	$429	$976

Columbia Intermediate Municipal Bond Fund
Class Z:	$51	$165	$289	$651

Columbia Intermediate Municipal Bond Fund (pro forma combined)
Class Z:	$51	$163	$284	$640

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4. How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund generally have similar principal investment strategies. The Acquired Fund and the Acquiring Fund both seek current income exempt from federal income taxes, to the extent consistent with maintaining stable principal. Under normal market conditions, both Funds invest at least 80% of net assets in tax-exempt securities.

The table below shows the investment objective and principal investment strategies of each Fund.

	Intermediate-Term tax-Exempt Fund (Acquired Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)

Investment Objective:	The Acquired Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.	The Acquiring Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

Principal Investment Strategies	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes,	The Acquiring Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal

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including the alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Acquired Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Acquired Fund through gradual shifts in the Acquired Fund’s average maturity. The Acquired Fund will have a dollar weighted average life that normally will not exceed ten years. The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Acquired Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Acquired Fund invests may be supported by credit enhancements provided by third parties. While the Acquired Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Acquired Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Acquired Fund.

income tax (including the federal alternative minimum tax). As a matter of fundamental policy which cannot be changed without shareholder approval, the Acquiring Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Acquiring Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.

Municipal securities purchased by the Acquiring Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Acquiring Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Acquiring Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Acquiring Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Acquiring Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

In selecting portfolio securities for the Acquiring Fund, the Acquiring Fund’s investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Acquiring Fund’s assets among various geographic regions, issuers and industry sectors.

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Nearly all of the Acquiring Fund’s investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor’s (S&P) or Moody’s Investors Service, Inc. (Moody’s), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Acquiring Fund will have one of the top three ratings assigned by S&P or Moody’s, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Acquiring Fund may be downgraded to below investment grade. If that happens, the Acquiring Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Acquiring Fund. However, the Acquiring Fund will sell promptly any rated debt securities that are not rated investment grade by either S&P or Moody’s (or determined by the advisor to be of investment grade quality) to the extent such securities exceed 5% of the Acquiring Fund’s net assets.

The Acquiring Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Acquiring Fund’s average weighted maturity will be between five and ten years. The Acquiring Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Acquiring Fund’s investment objective.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:

Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell real estate, except that the Fund may invest in municipal obligations secured by real estate or interests therein. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same

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the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.	industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

In addition to the fundamental investment policies listed above, the Acquired Fund has the following fundamental investment policies for which the Acquiring Fund has no corresponding fundamental investment policy. The Acquired Fund may not:

•	Purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.

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•

Under normal circumstances, (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that the Fund distributes will be exempt from federal income tax. This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

•	Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options.

•

Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations.

•	Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

•	Invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The following highlights the differences in the Funds’ non-fundamental investment policies (policies that may be changed without a shareholder vote):

•	The Acquired Fund may not invest more than 20% of the value of its total assets in domestic bank obligations. The Acquiring Fund has no similar stated investment policy.

•	The Acquiring Fund may not invest in companies for the purpose of exercising management or control. The Acquired Fund has no similar stated investment policy.

•

The Acquiring Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act. The Acquired Fund has no similar stated non-fundamental investment policy, although the Acquired Fund has adopted a fundamental investment policy governing its investments in other investment companies, as outlined above.

•

The Acquiring Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities. The Acquired Fund has no similar stated investment policy.

•

The Acquired Fund may not purchase or sell commodities. The Acquiring Fund has no similar stated non-fundamental investment policy, although the Acquiring Fund has adopted a fundamental investment policy governing its purchase and sale of commodities, as outlined above.

•

The Acquired Fund limits its investments in illiquid securities to 10% of its net assets notwithstanding its fundamental investment policy to limit its investments in illiquid securities to 10% of its total assets.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

5. What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, Acquired Fund Shares Class shareholders will receive Class Z shares of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for the purposes of their purchases of Class Z shares of the Acquiring Fund.

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For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6. What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gain remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7. Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are first allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $40,023 and $0, respectively. This amounts to less than $0.01 per share for the Acquired Fund and $0 per share for the Acquiring Fund, based on shares outstanding as of October 31, 2008. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

Shareholders of record on February 8, 2008 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

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II. PROPOSAL—MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they have similar investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, interest rate risk, derivatives risk, and municipal securities risk, each of which are described below.

Investment Strategy Risk – The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Interest Rate Risk – The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Derivatives Risk – Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the Acquiring Fund’s SAI.

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Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

In addition to these risks, the Acquiring Fund is subject to structure risk, which is described below. While this additional risk may also be a risk of the Acquired Fund, it is not stated as a principal investment risk of the Acquired Fund.

Structure Risk – An event might occur (such as a security being prepaid, matured or called) that alters the timing and/or amount of cash flows from a security held by the Fund. For example, a decline in interest rates may lead to a faster rate of repayment on securities held by the Fund, causing the Fund to have to reinvest the money received in securities that have lower yields.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

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Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of Shares Class shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger including potential limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains;

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	the fact that shareholders of the Acquired Fund are not expected to experience any change in shareholder services as a result of the Merger; and

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Board also considered,

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however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both tax-exempt bond funds and have substantially similar investment objectives and similar principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Intermediate-Term Tax-Exempt Fund

(Acquired Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.32%	(1.69)%	9.42%	4.12%	9.05%	4.27%	2.06%	1.17%	3.26%	[•]%

For period shown in bar chart:

Best quarter: [3rd quarter 2002, 4.26%]

Worst quarter: [2nd quarter 2004, (2.26)%]

Columbia Intermediate Municipal Bond Fund

(Acquiring Fund)(1)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.41%	(2.95)%	10.50%	4.75%	8.11%	4.38%	2.74%	2.04%	3.80%	[•]%

For period shown in bar chart:

Best quarter: [4th quarter 2000, 3.73%]

Worst quarter: [2nd quarter 1999, (2.42)%]

(1)

The calendar year total returns shown for Class Z shares of the Acquiring Fund include the returns of Trust Shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the Galaxy Fund), the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the Boston 1784 Fund), the predecessor to the Galaxy Fund, for periods prior to the inception of Trust Shares (June 26,

15

2000). Class Z shares generally would have had substantially similar annual returns to such shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class Z shares exceed expenses paid by such shares.

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Intermediate-Term Tax-Exempt Fund (Acquired Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class (%)
Return before taxes	[•]	[•]	[•]
Return after taxes on distributions	[•]	[•]	[•]
Return after taxes on distributions and sale of fund shares	[•]	[•]	[•]
Merrill Lynch 3-7 Year Municipal Bond Index (%)(1)	[•]	[•]	[•]
Merrill Lynch 7-12 Year Municipal Bond Index (%)(2)	[•]	[•]	[•]
Lehman Brothers 1-10 Year Blend Municipal Bond Index (%)(3)	[•]	[•]	[•]

(1)	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
(2)	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
(3)	The Lehman Brothers 1-10 Year Blend Municipal Bond Index is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of tax-exempt securities with up to ten-year maturities. As of July 1, 2007, the Acquired Fund’s average annual total returns are compared exclusively to the Lehman Brothers 1-10 Year Blend Municipal Bond Index. The Fund has selected the Lehman Brothers 1-10 Year Blend Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

Columbia Intermediate Municipal Bond Fund (Acquiring Fund)

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z (%) (1)
Return before taxes	[•]	[•]	[•]
Return after taxes on distributions	[•]	[•]	[•]
Return after taxes on distributions and sale of fund shares	[•]	[•]	[•]
Lehman Brothers 3-15 Year Blend Municipal Bond Index (%) (2)	[•]	[•]	[•]

(1)	Class Z is a newer class of shares. Its performance information includes returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002 and returns of shares of the Boston 1784 Fund (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. Class Z shares generally would have had substantially similar annual returns to such shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class Z shares exceed expenses paid by such shares. Class Z shares initially were offered on November 25, 2002.

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(2)	The Acquiring Fund’s returns are compared to the Lehman Brothers 3 – 15 year Blend Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal outstanding.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, the Merger is expected to occur in the second quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur in the second quarter of 2008).

•

The Class Z shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

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•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code.

•

the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Company and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital

18

loss carryforwards) built in to the other Fund. Moreover, for the first taxable year ending after the closing date of the Merger, any capital loss carryforwards of the Acquired Fund, including as otherwise limited, will be limited to an amount that bears the same ratio to the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as the number of days in the taxable year post-Merger bears to the total number of days in the taxable year. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III. GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on April 28, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about March 13, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•].

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, February 8, 2008, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of February 8, 2008 for the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or the Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A—Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as

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such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise

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determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

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4.	REPRESENTATIONS AND WARRANTIES.

4.1	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

A-4

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

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(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

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(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

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(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

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(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1

The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing

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Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

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(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

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(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

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(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

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10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

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14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ] on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

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EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

A-18

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

A-19

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

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Appendix B —Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding and entitled to vote at the Meeting as of February 8, 2008 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]

Ownership of Shares

As of record on February 8, 2008, the officers and trustees of the Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of February 8, 2008, the directors and officers of the Acquired Company, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund.

As of February 8, 2008, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of February 8, 2008, USTNY and U.S. Trust may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

As of February 8, 2008, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger(1)
Intermediate-Term Tax-Exempt Fund (Acquired Fund) Shares Class	Atwell & Co. FBO 050 P.O. Box 456 Wall Street Station New York, NY 10005	[•]	[•]%	[•]%

	Atwell & Co. FBO 051 P.O. Box 2044 Peck Slip Station New York, NY 10038	[•]	[•]%	[•]%

Columbia Intermediate Municipal Bond Fund (Acquiring Fund) Class Z	Bank of America NA 411 N Akard Street Dallas, TX 75201-3307	[•]	[•]%	[•]%

(1)	Percentage owned assuming completion of the Merger on [•], 2008.

B-1

Appendix C —Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of [•], 2008, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Intermediate-Term Tax-Exempt Fund (Acquired Fund)	Columbia Intermediate Municipal Bond Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia Intermediate Municipal Bond Fund (Acquiring Fund)(1)
Class A
Net asset value		$87,931,450	$—	(2)	$87,931,450
Shares outstanding		8,577,032	—		8,577,032
Net asset value per share		$10.25			$10.25
Class B
Net asset value		$7,525,017	$—	(2)	$7,525,017
Shares outstanding		733,972	—		733,972
Net asset value per share		$10.25			$10.25
Class C
Net asset value		$10,386,972	$—	(2)	$10,386,972
Shares outstanding		1,013,171	—		1,013,171
Net asset value per share		$10.25			$10.25
Class T
Net asset value		$12,846,476	$—	(2)	$12,846,476
Shares outstanding		1,253,049	—		1,253,049
Net asset value per share		$10.25			$10.25
Class Z
Net asset value		$2,173,994,176	$386,747,875	(2)(3)	$2,560,742,051
Shares outstanding		212,056,784	37,731,500	(3)	249,788,284
Net asset value per share		$10.25			$10.25
Shares Class(3)
Net asset value	$386,787,898		$(386,787,898	)(2)
Shares outstanding	41,427,553		(41,427,553)
Net asset value per share	$9.34

(1)	Assumes the Merger was consummated on [•], 2008, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $40,023 and $0 to be borne by the Acquired Fund and the Acquiring Fund, respectively.
(3)	Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund ‘s Class Z shares at the time of the Merger.

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Appendix D – Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end. The Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

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Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year ended October 31, 2007, the effective investment advisory fee for the Fund amounted to 0.41% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s annual report to shareholders for the period ended October 31, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the

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action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.

Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Susan A. Sanderson

Service with the Fund (manager) since June, 2002. Investment management experience since 1980.

Director of Columbia Management, associated with Columbia Management or its predecessors since 1985.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays Columbia Management a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly. For the year ended October 31, 2007, the Fund’s effective administration fee rate was:

Annual Administration Fee, as a % of Average Daily Net Assets
Columbia Intermediate Municipal Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .. . . . . . . . .	0.067%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund—Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

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Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

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Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [Icon]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

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On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy Statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

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FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board of the Trust has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should

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consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

NAV =	(Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

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Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

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Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

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Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The board of the Trust has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

D-11

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

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•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

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•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

D-15

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Class Z Shares Exchange Privilege

Certain shareholders invested in a class other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shares owned by these shareholders will be eligible to be exchanged for Class Z shares. No sales charges or other charges will apply to any such exchange. Investors should contact their selling and/or servicing agents to learn more about the details of this process.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

D-16

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’ s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations .........................................................................................................................................	daily
Distributions ........................................................................................................................................	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund designated as “exempt-interest dividends” are generally not subject to federal income tax but may be subject to state or local income tax and may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

•

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal, state, and/or local income tax, and any capital gains distributed by the Fund may be taxable. Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your

D-18

shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

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Columbia Intermediate Municipal Bond Fund - Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	0.50%	4.50%	$10,450.00	$51.13
2	10.25%	0.51%	9.19%	$10,919.21	$54.49
3	15.76%	0.51%	14.09%	$11,409.48	$56.94
4	21.55%	0.51%	19.22%	$11,921.76	$59.49
5	27.63%	0.51%	24.57%	$12,457.05	$62.17
6	34.01%	0.51%	30.16%	$13,016.37	$64.96
7	40.71%	0.51%	36.01%	$13,600.81	$67.87
8	47.75%	0.51%	42.11%	$14,211.48	$70.92
9	55.13%	0.51%	48.50%	$14,849.58	$74.11
10	62.89%	0.51%	55.16%	$15,516.32	$77.43
Total Gain After Fees and Expenses				$5,516.32

Total Annual Fees and Expenses Paid					$639.51

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the proposed Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix E —Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last four fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which, for the fiscal years ended October 31, 2007, 2006, 2005 & 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. The information for the fiscal year ended October 31, 2003 has been derived from the Fund’s financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing these financial statements by calling 1-800-708-7953.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended October 31,
	2007	2006	2005(a)	2004		2003(b)(c)
Net Asset Value, Beginning of Period	$10.39	$10.31	$10.72	$10.66		$10.61

Income from Investment Operations:
Net investment income (d)	0.40	0.40	0.40	0.41		0.40 (e)
Net realized and unrealized gain (loss) on investments, and futures contracts	(0.17)	0.10	(0.33)	0.07		0.05

Total from Investment Operations	0.23	0.50	0.07	0.48		0.45

Less Distributions Declared to Shareholders:
From net investment income	(0.40)	(0.40)	(0.41)	(0.41)		(0.40)
From net realized gains	—	(0.02)	(0.07)	(0.01)		—

Total Distributions Declared to Shareholders	(0.40)	(0.42)	(0.48)	(0.42)		(0.40)

Net Asset Value, End of Period	$10.22	$10.39	$10.31	$10.72		$10.66
Total return (f)(g)	2.29%	4.97%	0.65%	4.55%		4.28%

Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses(h)	0.50%	0.50%	0.61%	0.72%		0.71%
Waiver/ reimbursement	0.02%	0.05%	0.01%	—	%(i)	0.21%
Net investment income (h)	3.92%	3.94%	3.87%	3.83%		3.84%
Portfolio turnover rate	25%	18%	21%	16%		9%
Net assets, end of period (000’s)	$2,207,710	$2,331,279	$2,063,124	$476,484		$515,479

(a)	On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.
(b)	On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(c)	On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were renamed Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.
(d)	Per share data was calculated using the average shares outstanding during the period.
(e)	Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the year ended October 31, 2003 was $0.38.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)	The benefits derived from custody credits had an impact of less than 0.01%.
(i)	Rounds to less than 0.01%.

E-1

Appendix F — Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Tax-Exempt Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Tax-Exempt Funds, Inc. (“ETFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: ETFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, ETFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: ETFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: ETFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, ETFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

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Notice to shareholders: ETFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that ETFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of ETFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of ETFI to money and ETFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66-2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of ETFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: ETFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of ETFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: ETFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

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Trustee liability and indemnification: ETFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to ETFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of ETFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: ETFI’s Bylaws provide that directors are entitled to advances from ETFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: ETFI shareholders are ordinarily insulated from liability for the debts of ETFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: ETFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of ETFI must authorize shares of ETFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

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Involuntary redemptions of accounts: The Articles provide that the ETFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of less than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

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NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of New York Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia New York Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on April 28, 2008.

The proposed merger is one of several mergers recommended following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including the investment adviser to the Acquired Fund. Bank of America is the ultimate parent of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition. Columbia Management’s overall goal in proposing these fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for federal income tax purposes. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Shares Class shares will receive Class Z shares of the Acquiring Fund). More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson
President and Principal Executive Officer
Excelsior Tax-Exempt Funds, Inc.

March 13, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

April 28, 2008

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of New York Intermediate-Term Tax-Exempt Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of New York Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2 p.m. Eastern time on April 28, 2008, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia New York Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2. To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on February 8, 2008 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr., Secretary

March 13, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

February 19, 2008

Acquisition of the Assets and Liabilities of

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02110-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

c/o Columbia Funds Series Trust I

One Financial Center

Boston, Massachusetts 02110-2621

1-800-708-7953

The prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 4, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposal:

Proposal: Approval of the Agreement and Plan of Reorganization, dated as of [•], 2008, with respect to the proposed acquisition of New York Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Acquired Corporation”), by Columbia New York Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Columbia Trust”) (the “Agreement and Plan of Reorganization”).

This proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02110-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Prospectus/Proxy Statement refers to the transaction as a “Merger.” The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” (or individually as a “Fund”). The Funds are series of separate registered open-end management investment companies. Please read the Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) (through its separate identifiable division, U.S. Trust New York Asset Management Division (“USTNY”)), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other.

The Acquiring Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of New York State, as is consistent with relative stability of principal. The Acquiring Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in the municipal securities of New York State. (Bonds subject to the alternative minimum tax are not counted for purposes of this 80% test.) Under normal market conditions, the Acquiring Fund will invest no more than 20% of its net assets in taxable obligations such as U.S. Government Obligations, money market instruments and repurchase agreements.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into the Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated February 19, 2008, relating to the Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented to date.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented to date.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semiannual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of the Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

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The SEC has not approved or disapproved these securities or determined if the Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in the Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1. What Merger is being proposed?

The Board of Directors of the Acquired Fund (the “Board”) is recommending that shareholders approve the merger of the Acquired Fund into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place in the second quarter of 2008.

2. Why is the Merger being proposed?

The Board recommends approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that has substantially similar investment objectives and principal investment strategies. Spreading fixed costs over a larger asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, following the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of the Prospectus/Proxy Statement for more information regarding the factors considered by the Board.

3. How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, the fees and the operating expense ratios of the Funds and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. They include management fees, distribution and service fees (if applicable) and administrative costs, including pricing and custody services.

The Annual Fund Operating Expenses shown in the table below represent expenses for each Fund’s most recent fiscal year (ended October 31, 2007 for the Acquiring Fund and ended March 31, 2007 for the Acquired Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger and are based on pro forma combined net assets as of October 31, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of Shares Class shares of the Acquired Fund.

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If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of October 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately six months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees

(paid directly from shareholder’s investment)

	New York Intermediate- Term Tax-Exempt Fund (Acquired Fund)	Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)	Pro Forma Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)
	Shares Class	Class Z	Class Z
Maximum sales charge (load) on purchases (%) (as a percentage of offering price)	N/A	N/A	N/A
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	N/A	N/A	N/A
Redemption fee (%) (as a percentage of the amount redeemed, if applicable)(1)	N/A	N/A	N/A

(1)	There is a $7.50 charge for wiring sale proceeds to a shareholder’s bank.

Annual Fund Operating Expenses (as a % of average daily net assets)

(deducted directly from Fund assets)

	New York Intermediate-Term Tax-Exempt Fund (Acquired Fund)		Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)		Pro Forma Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)
	Shares Class		Class Z		Class Z
Management Fees	0.50		0.55	(1)(2)	0.55	(1)(2)
Distribution and Service Fees	0.00		0.00		0.00
Other Expenses	0.49		0.18	(3)	0.16	(3)
Acquired Fund Fees and Expenses					—	(4)

Total Annual Fund Operating Expenses	0.99		0.73		0.71
Less Fee Waivers and/or Reimbursements	(0.19	) (5)	(0.23	) (6)	(0.21	)(6)

Net Annual Fund Operating Expenses	0.80	(5)	0.50	(6)	0.50	(6)

(1)	The Acquiring Fund pays a management fee of 0.48% and an administration fee of 0.067%.
(2)	Columbia Management has implemented a breakpoint schedule for the Acquiring Fund’s investment advisory fee. The investment advisory fee charged to the Acquiring Fund will decline as Acquiring Fund assets grow and will continue to be based on a percentage of the Acquiring Fund’s average daily net assets. The current breakpoint schedule for the Acquiring Fund is as follows: 0.48% for assets under $500 million; 0.43% for assets of $500 million and up to $1 billion; 0.40% for assets in excess of $1 billion and up to $1.5 billion; 0.37% for assets in excess of $1.5 billion and up to $3 billion; 0.36% for assets in excess of $3 billion and up to $6 billion; and 0.35% for assets in excess of $6 billion.
(3)	Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund.
(4)	Amounts less than 0.01% are shown as dashes (—) in “Acquired fund fees and expenses” but are included in “Other expenses.”
(5)	The expense information in the table reflects contractual fee waivers currently in effect. USTNY has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12-month term unless USTNY terminates the agreement by providing written notice to the Acquired Fund prior to the expiration of the current term.
(6)	Columbia Management has contractually agreed to bear a portion of the Fund’s expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.50% of the Fund’s average daily net assets through February 28, 2009.

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Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
New York Intermediate-Term Tax-Exempt Fund
Shares Class:	$82	$296	$529	$1,196

Columbia New York Intermediate Municipal Bond Fund
Class Z:	$51	$210	$383	$885

Columbia New York Intermediate Municipal Bond Fund (pro forma combined)
Class Z:	$51	$206	$374	$863

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

4.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and principal investment strategies. The Acquired Fund and the Acquiring Fund each seek as high a level of current interest income exempt from federal income tax, and to the extent possible, from the personal income tax of New York State, as is consistent with relative stability of principal. Under normal market conditions, each of the Acquired Fund and the Acquiring Fund invests at least 80% of its net assets in the municipal securities of its state.

The table below shows the investment objective and principal investment strategies of each Fund.

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	New York Intermediate-Term Tax-Exempt Fund (Acquired Fund)	Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)
Investment Objective:	The Acquired Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.	The Acquiring Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of New York State, as is consistent with relative stability of principal.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”), including the federal alternative minimum tax. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Acquired Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Acquired Fund through gradual shifts in the Acquired Fund’s average maturity. The Acquired Fund will have a dollar weighted average life that normally will not exceed ten years. The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Acquired Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Acquired Fund invests may be supported by credit

The Acquiring Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in the municipal securities of New York State, which are securities issued by the state and other governmental issuers (potentially including issuers located outside New York State) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and New York State income tax. Under normal circumstances, the Acquiring Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Acquiring Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. The Acquiring Fund is “non-diversified,” which means that it is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The Acquiring Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond

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enhancements provided by third parties. While the Acquired Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Acquired Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Acquired Fund.

markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Acquiring Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Acquiring Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Acquiring Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities.

In selecting portfolio securities for the Acquiring Fund, the Acquiring Fund’s investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. The Acquiring Fund’s advisor also determines the appropriate allocation of the Acquiring Fund’s assets among various issuers and industry sectors.

Nearly all of the investments of the Acquiring Fund will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), or are unrated securities determined by the Acquiring Fund’s advisor to be of comparable quality. Under normal market conditions, the Acquiring Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody’s or unrated securities determined by its advisor to be of comparable quality. Occasionally, the rating of a security held by the Acquiring Fund may be downgraded to below investment grade. If that happens, the Acquiring Fund does not have to sell the security, unless its advisor determines that under the circumstances the security is no

7

longer an appropriate investment for the Fund. However, the Acquiring Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody’s if the securities exceed 5% of the Acquiring Fund’s net assets.

Under normal circumstances, the Acquiring Fund’s average weighted maturity is expected to be between three and ten years.

The Acquiring Fund will sell a security when, as a result of changes in the economy or the performance of the security or other circumstances, its advisor believes that holding the security is no longer consistent with the Acquiring Fund’s investment goal.

The Funds’ fundamental investment policies are similar. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed without a shareholder vote. The Funds’ fundamental investment policies are set forth below:

As a matter of fundamental policy, the Acquired Fund may not:	As a matter of fundamental policy, the Acquiring Fund may not:
Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations	Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from

8

may be deemed to be underwriting.	the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.

Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Purchase or sell real estate, except that the Fund may invest in municipal obligations secured by real estate or interests therein.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income	The Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other

9

taxes (“New York municipal securities”), including the federal alternative minimum tax.

Under normal circumstances, the Fund may not (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax. This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

governmental issuers (which may include issuers located outside New York such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax (“New York Municipal Securities”).

In addition to the fundamental policies above, the Acquired Fund has the following fundamental investment policies for which the Acquiring Fund has no corresponding fundamental investment policy. As a matter of fundamental investment policy, the Acquired Fund may not:

•

purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•	purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.

•	write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options.

•

knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

•	Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

In addition to the fundamental policies above, the Acquiring Fund has the following non-fundamental investment policies. As a matter of non-fundamental investment policy, the Acquiring Fund:

•	may not purchase securities of companies for the purpose of exercising control. The Acquired Fund does not have a similar stated investment policy.

•	may not purchase the securities of other investment companies except as permitted by the 1940 Act. The Acquired Fund does not have a similar stated investment policy.

•	may invest in foreign securities to the extent consistent with its investment goals and policies. The Acquired Fund does not have a similar stated investment policy.

For a complete list of each Fund’s investment policies, see each Fund’s Statement of Additional Information.

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5.	What class of Acquiring Fund shares will shareholders of the Acquired Fund receive if the Merger occurs?

If the Merger occurs, shareholders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger will not result in any changes to shareholder rights regarding, or procedures for, redemptions or exchanges of shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income (computed without regard to the deduction for dividends paid) and any net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gain remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gain recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gain distributed) and/or ordinary dividends (to the extent of net realized short-term capital gain distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing the Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management [through expense reimbursement], not by the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $36,705 and $75,070, respectively. This amounts to less than $0.01 per share for the Acquired Fund and approximately $0.01 per share for the Acquiring Fund, based on shares outstanding as of 10/31/2007. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

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8.	Who is eligible to vote?

Shareholders of record on February 8, 2008 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund will vote together as a single class on the proposal. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II. PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to the Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with the Acquiring Fund and the Acquired Fund generally are similar because they generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to investment strategy risk, market risk, credit risk, interest rate risk, derivatives risk, municipal securities risk, state-specific municipal securities risk, tax-exempt pass-through certificates risk, and non-diversified mutual fund risk, each of which is described below.

Investment Strategy Risk — The Fund’s advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the advisor in using these strategies may not produce the returns expected by the advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk — Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Credit Risk — Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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Interest Rate Risk — The Fund invests in debt securities and so is subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Derivatives Risk — Derivatives are financial contracts whose values are based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Municipal Securities Risk — Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax (but not necessarily the alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

State-Specific Municipal Securities Risk — The Fund invests primarily in securities issued by a particular state and its instrumentalities. As a result, the Fund is more vulnerable to unfavorable developments in such state than a fund that invests in municipal securities of many different states. The value of its shares may be more volatile than the value of shares of a fund that invests in municipal securities of issuers in different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Tax-Exempt Pass-through Certificates Risk — Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

Non-Diversified Mutual Fund Risk — The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the

13

risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Credit Enhancement Risk — Because the Acquired Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Information about the Merger

Shares that Shareholders Will Receive

If the Merger occurs, Shares Class shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the merger will reflect the expenses of the merger allocated to the Acquiring Fund.

•

They will entitle shareholders to rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix F to the Prospectus/Proxy Statement for information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares. With respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no purchase restrictions on Shares Class shares of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix D to the Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix C to the Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Board, including all directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Acquired Fund, based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Board has unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommends that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

Columbia Management proposed the Merger to the Board at a meeting held on September 27-28, 2007. At the meeting, the Board (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

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2.	various potential shareholder benefits of the Merger;

3.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

4.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances were given that the Acquiring Fund would achieve any particular level of performance after the Merger;

5.	the investment objectives and principal investment strategies of the Funds;

6.	that holders of Shares Class shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of Class Z shares of the Acquiring Fund for at least one year after the Merger;

7.	the anticipated tax-free nature of the exchange of shares in the Merger, and other expected U.S. federal income tax consequences of the Merger, including potential limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains;

8.	the potential benefits of the Merger to Columbia Management and its affiliates;

9.	various aspects of the Merger and the Agreement and Plan of Reorganization;

10.	the fact that shareholders of the Acquired Fund are not expected to experience any change in shareholder services as a result of the Merger; and

11.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Board also considered that the Funds have different boards as well as different (although affiliated) investment advisors. Additionally, the Funds have different outside legal counsel. The Board also considered, however, that many of the Funds’ service providers are identical, and that the same personnel of the current advisers who are responsible for managing the investment affairs of the Funds will continue to have such responsibility for the affairs of the Acquiring Fund upon completion of the Merger. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both single-state tax-exempt bond funds and generally have similar investment objectives and principal investment strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

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Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for Shares Class shares of the Acquired Fund and for Class Z shares of the Acquiring Fund. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

New York Intermediate-Term Tax-Exempt Fund

(Acquired Fund)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.33%	(2.10)%	9.71%	4.02%	9.05%	4.06%	2.33%	1.28%	3.36%	[•]

For period shown in bar chart:

Best quarter: [9/30/02, 4.22%] Worst quarter: [6/30/99, (2.07%)]

Columbia New York Intermediate Municipal Bond Fund

(Acquiring Fund)(1)

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
6.13%	(3.48)%	12.58%	3.30%	10.40%	4.58%	2.70%	1.76%	3.25%	[•]

For period shown in bar chart:

Best quarter: [3rd quarter 2002, 5.32%] Worst quarter: [2nd quarter 2004, (2.43%)]

(1)	The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy New York Municipal Bond Fund (the Galaxy New York Fund), the predecessor to the Acquiring Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. Class Z shares generally would have had substantially similar returns to such shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class Z shares exceed expenses paid by such shares.

The following tables list the average annual total return for the one-year, five-year and ten-year periods ended December 31, 2007 for Shares Class shares of the Acquired Fund and Class Z shares of the Acquiring Fund. These tables are intended to provide shareholders with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices. The indices are not available for investment, are unmanaged and do not reflect deductions for sales charges, fees, brokerage commissions, taxes or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

16

New York Intermediate-Term Tax-Exempt Fund (Acquired Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Shares Class (%)
Return Before Taxes	[•]	[•]	[•]
Return After Taxes on Distributions	[•]	[•]	[•]
Return After Taxes on Distributions and Sale of Fund Shares	[•]	[•]	[•]
Merrill Lynch 3-7 Year New York Municipal Bond Index (%) (reflects no deduction for fees, expenses, or taxes)(1)	[•]	[•]	[•]
Merrill Lynch 7-12 Year New York Municipal Bond Index (%) (reflects no deduction for fees, expenses, or taxes)(2)	[•]	[•]	[•]
Lehman Brothers Municipal 3-15 Year New York Blended Index (%) (reflects no deduction for fees, expenses, or taxes)(3)	[•]	[•]	[•]

(1)	Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
(2)	Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
(3)	As of July 1, 2007, the Acquired Fund’s average annual total returns are compared exclusively to the Lehman Brothers Municipal 3-15 Year New York Blended Index. The Lehman Brothers Municipal 3-15 Year New York Blended Index is comprised of all New York securities within the Lehman Brothers General Municipal Bond Index which mature in 2 to 17 years. The Acquired Fund has selected the Lehman Brothers Municipal 3-15 Year New York Blended Index because USTNY believes that it provides a more accurate benchmark for comparing Acquired Fund performance.

Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Year	10 Years
Class Z (%)
Return before taxes	[•]	[•](1)	[•](1)
Return After Taxes on Distributions	[•]	[•](1)	[•](1)
Return After Taxes on Distributions and Sale of Fund Shares	[•]	[•](1)	[•](1)
Lehman Brothers 3-15 Year Bond Index (%)(2)	[•]	[•]	[•]

(1)	The average annual total returns shown include returns of Trust Shares of the Galaxy New York Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. Class Z shares generally would have had substantially similar returns to such shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class Z shares exceed expenses paid by such shares. Trust Shares of the Galaxy Fund were initially offered on December 31, 1991.
(2)	The Lehman Brothers Municipal 3-15 Year New York Blended Index is comprised of all New York securities within the Lehman Brothers General Municipal Bond Index which mature in 2 to 17 years.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur in the second quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to the Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to occur in the second quarter of 2008).

•

Class Z shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of Shares Class shares of the Acquired Fund in complete liquidation of the Acquired Fund.

17

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the Board of Trustees of the Columbia Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Federal Income Tax Consequences

The Merger is intended to be a tax-free reorganization for federal income tax purposes. For the Merger, Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by the Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that at the time of the exchange the shareholder held the Acquired Fund shares as a capital asset;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

18

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, the Acquired Corporation and the Columbia Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gain, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions may include amounts that are taxable to shareholders. Shareholders of the Acquired Fund will receive a proportionate share of any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Merger when such gains are eventually distributed by the combined fund.

In addition, the unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the combined fund are likely to be different, to a greater or lesser degree, from those of the Acquired Fund and the Acquiring Fund, respectively. Shareholders of either Fund may experience an increase in the shareholder’s proportionate share of unrealized capital gains or a decrease in the shareholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards as a result of the Merger, which could accelerate the timing of taxable distributions to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of either Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the closing date of the merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. Moreover, for the first taxable year ending after the closing date of the Merger, any capital loss carryforwards of the Acquired Fund, including as otherwise limited, will be limited to an amount that bears the same ratio to the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as the number of days in the taxable year post-Merger bears to the total number of days in the taxable year. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

19

III. GENERAL

Voting Information

The Board is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2 p.m. Eastern time on April 28, 2008, at One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, the Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about March 13, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of the Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•].

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, February 8, 2008, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy at any time prior to the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). With respect to the Acquired Fund, more than fifty percent (50%) of the shares of the Acquired Fund entitled to vote on February 8, 2008, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

Share Ownership. Appendix B to the Prospectus/Proxy Statement lists the total number of shares outstanding as of February 8, 2008 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of the Shares Class shares of the Acquired Fund or the Class Z shares of the Acquiring Fund, and contains information about the executive officers and directors of the Acquired Fund and their shareholdings in the Acquired Fund.

20

Adjournments; Other Business. If a quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

21

Appendix A –– Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2007, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2

The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the

Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111-2621(or such other place as the parties may agree), at such time as the parties may agree.

3.2	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1

The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing

Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess of (x) the corresponding Acquired Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the corresponding Acquired Fund’s deductions disallowed under Sections 265 or 271 of the Code and (ii) all of the corresponding Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized (after reduction for any capital loss carryover) in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111-2621, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ] on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B –– Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

The number of Shares Class shares of the Acquired Fund outstanding as of February 8, 2008 was as follows:

Fund	Class	Number of Shares Outstanding and Entitled to Vote
Acquired Fund	Shares Class	[•]

Ownership of Shares

As of record on February 8, 2008, the officers and trustees of the Columbia Trust, as a group, owned less than one percent of the then outstanding shares of the Acquiring Fund. As of February 8, 2008, the directors and officers of the Acquired Company, as a group, owned less than one percent of the then outstanding shares of the Acquired Fund. As of February 8, 2008, Bank of America, N.A. may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquiring Fund. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders.

As of February 8, 2008, USTNY and U.S. Trust may be deemed to have “beneficially” owned [•]% of the outstanding shares of the Acquired Fund. Atwell & Co. is the nominee for USTNY and U.S. Trust. Accordingly, USTNY and U.S. Trust may be considered to be “controlling persons” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNY and U.S. Trust will vote any shares of the Acquired Fund over which they have voting power in accordance with USTNY’s proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies. As of February 8, 2008, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of the noted Fund:

Fund and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger(1)

Acquired Fund Shares Class	Atwell & Co. P.O. Box 456 Wall Street Station New York, NY 10005	[•]	[84.47]%	[•]%

Acquiring Fund Class Z	Bank of America, N.A. 411 N. Akard Street Dallas, TX 75201-3307	[•]	[97.91]%	[•]%

(1)	Percentage owned assuming completion of the Merger on [•], 2008.

B-1

Appendix C –– Capitalization

The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of [•], 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

	Excelsior New York Intermediate-Term Tax-Exempt Fund (Acquired Fund)	Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Columbia New York Intermediate Municipal Bond Fund (Acquiring Fund)(1)
Class A
Net asset value		$1,976,462	$(987	)(2)	$1,975,475
Shares outstanding		170,519	—		170,519
Net asset value per share		$11.59			$11.59
Class B
Net asset value		$1,735,640	$(867	)(2)	$1,734,773
Shares outstanding		149,744	—		149,744
Net asset value per share		$11.59			$11.58
Class C
Net asset value		$1,868,963	$(933	)(2)	$1,868,030
Shares outstanding		161,247	—		161,247
Net asset value per share		$11.59			$11.58
Class T
Net asset value		$13,172,585	$(6,577	)(2)	$13,166,008
Shares outstanding		1,136,427	—		1,136,427
Net asset value per share		$11.59			$11.59
Class Z
Net asset value		$131,587,532	$143,008,286	(2)(3)	$274,595,818
Shares outstanding		11,352,888	12,355,267	(3)	23,708,155
Net asset value per share		$11.59			$11.58
Shares Class(3)
Net asset value	$143,110,697		$(143,110,697	)(2)
Shares outstanding	16,532,931		(16,532,931)
Net asset value per share	$8.66

(1)	Assumes the Merger was consummated on [•], 2008, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $36,705 and $75,070 to be borne by the Acquired Fund and the Acquiring Fund, respectively.
(3)	Shares Class shares of the Acquired Fund are exchanged for Class Z shares of the Acquiring Fund based on the net asset value per share of the Acquiring Fund ‘s Class Z shares at the time of the Merger.

C-1

Appendix D — Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to the Fund in this Appendix D refer to the Acquiring Fund

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in the Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (“SAI”). Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in the Prospectus/Proxy Statement and in the SAI, although it has the ability to do so.

Investing in the Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by Columbia Management. Columbia Management and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if it is delayed or prevented from selling the collateral after the loan is made or in recovering the securities loaned.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end and the Fund’s largest 15 holdings as a percentage of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

MANAGEMENT OF THE FUND

Primary Service Providers

Columbia Management, Columbia Management Distributors, Inc. (the “Distributor”) and Columbia Management Services, Inc. (the “Transfer Agent”), all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, distribution, administration, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

Columbia Management

Columbia Management is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of September 30, 2007, Columbia Management had assets under management of approximately $377.9 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.48% of average daily net assets of the Fund.

A discussion regarding the basis for the board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s annual report to shareholders for the period ended October 31, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Management and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management’s recommendations with approval only by the board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, Columbia Management has not engaged any investment sub-advisor for the Fund.
Portfolio Managers

Information about Columbia Management’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Brian McGreevy

Service with the Fund (lead manager) since July, 1997.

Associated with Columbia Management or its predecessors since December, 1994.

The Administrator

Columbia Management is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Average Daily Net Assets
Columbia New York Intermediate Municipal Bond Fund..........................................................................................	0.067%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111-2621, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the Transfer Agent on the Fund’s behalf.

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, Columbia Management, the Distributor and the Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

Columbia Management and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Management and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including Columbia Management, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

Columbia Management and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of

Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by [[Icon]]. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. The settlement approved by the District Court on September 18, 2007 became effective October 19, 2007. The funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

CHOOSING A SHARE CLASS

Description of the Share Class

Share Class Features

The Fund offers four classes of shares. Only Class Z shares are discussed in the Prospectus/Proxy Statement. The Fund may offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares
Eligible Investors and Minimum Initial Investments (a)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	None.

Conversion Features	None.

Front-End sales Charges	None.

Distribution and Service Fees	None.

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

As of November 1, 2007, the board of the Columbia Trust has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/ dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in the Prospectus/Proxy Statement. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation:

Each of the Funds’ share classes calculates its NAV as follows:

NAV =	(Value of assets of the share class) –(Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on Columbia Management’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, a Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of your account application. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

Columbia Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

Columbia Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact your financial advisor for more information.

Columbia Funds reserves the right to change the minimum investment requirements for any Fund. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the

Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors: Class Z Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

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Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum Investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you paid for your shares by check, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

EXCHANGING SHARES

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Columbia Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•

The Fund may change or cancel your right to make an exchange for shares of another fund by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege

DISTRIBUTIONS AND TAXES

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gain if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gain.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund won’t have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations........................................................................................................................	daily
Distributions........................................................................................................................	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date but before the payment date for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sales of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions are usually taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund designated as “exempt-interest dividends” are generally not subject to federal income tax but may be subject to state or local income tax and may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

•

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal, state, and/or local income tax, and any capital gains distributed by the Fund may be taxable. Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales (including those paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

HYPOTHETICAL FEES AND EXPENSES

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance before fees and expenses. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expense table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia New York Intermediate Municipal Bond Fund - Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio(a)	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(b)
1	5.00%	0.50%	4.50%	$10,450.00	$51.13
2	10.25%	0.71%	8.98%	$10,898.31	$75.79
3	15.76%	0.71%	13.66%	$11,365.84	$79.04
4	21.55%	0.71%	18.53%	$11,853.44	$82.43
5	27.63%	0.71%	23.62%	$12,361.95	$85.96
6	34.01%	0.71%	28.92%	$12,892.28	$89.65
7	40.71%	0.71%	34.45%	$13,445.36	$93.50
8	47.75%	0.71%	40.22%	$14,022.16	$97.51
9	55.13%	0.71%	46.24%	$14,623.71	$101.69
10	62.89%	0.71%	52.51%	$15,251.07	$106.06
Total Gain After Fees and Expenses				$5,251.07

Total Annual Fees and Expenses Paid					$862.76

(a)	The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the proposed Merger.
(b)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Appendix E –– Financial Highlights for the Acquiring Fund

The financial highlights table below is intended to help you understand the Acquiring Fund’s financial performance. Information is shown for the last four fiscal years, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The return line represents the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund’s financial statements which, for the fiscal years ended October 31, 2007, 2006, 2005 & 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual report. The information for the fiscal year ended October 31, 2003 has been derived from the Fund’s financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing these financial statements by calling 1-800-708-7953.

Selected data for a Class Z share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended October 31,
	2007	2006	2005		2004		2003(a)(b)
Net Asset Value, Beginning of Period	$11.68	$11.61	$11.98		$11.87		$11.79

Income from Investment Operations:
Net investment income (c)	0.41	0.41	0.42		0.40		0.39	(d)
Net realized and unrealized gain (loss) on investments, and futures contracts	(0.14)	0.08	(0.36)		0.13		0.13

Total from Investment Operations	0.27	0.49	0.06		0.53		0.52

Less Distributions Declared to Shareholders:
From net investment income	(0.41)	(0.41)	(0.42)		(0.40)		(0.39)
From net realized gains	— (e)	(0.01)	(0.01)		(0.02)		(0.05)

Total Distributions Declared to Shareholders	(0.41)	(0.42)	(0.43)		(0.42)		(0.44)

Net Asset Value, End of Period	$11.54	$11.68	$11.61		$11.98		$11.87
Total return (f)	2.37%	4.30%	0.47	%(g)	4.51	%(g)	4.45	%(g)

Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	0.82%	0.81%	0.72%		0.85%		0.83%
Waiver/ reimbursement	—	—	—	%(i)	—	%(i)	0.20%
Net investment income (h)	3.55%	3.55%	3.51%		3.32%		3.25%
Portfolio turnover rate	9%	4%	4%		11%		9%
Net assets, end of period (000’s)	$130,411	$119,457	$105,300		$91,408		$84,894

(a)	On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b)	On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were renamed Liberty New York Intermediate Municipal Bond Fund, Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or any of its affiliates for the years ended October 31, 2003 was $0.37.
(e)	Rounds to less than $0.01 per share.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)	The benefits derived from custody credits and/or minimum account balance fees had an impact of less than 0.01%.
(i)	Rounds to less than 0.01%.

E-1

Appendix F –– Comparison of Organizational Documents

Comparison of the Governing Documents of Excelsior Tax-Exempt Funds, Inc. and Columbia Funds Series Trust I

The material differences between the terms of the Articles of Incorporation and Bylaws of Excelsior Tax-Exempt Funds, Inc. (“ETFI”) (of which the Acquired Fund is a series) and the Declaration of Trust and Bylaws of Columbia Funds Series Trust I (“CFST I”) (of which the Acquiring Fund is a series) are highlighted below.

Shareholder voting rights: ETFI’s Articles of Incorporation (the “Articles”) provide that stockholders have the right to vote on any matter submitted to a vote of stockholders. The Bylaws specifically provide that shareholders have the right to elect directors, the ability to remove directors (with or without cause), and the ability to adopt, alter, amend, or repeal the Bylaws by majority vote at any annual or special meeting. The Articles also specify that any amendments to the Articles which change the terms or contract rights of any of its outstanding stock are not valid unless authorized by not less than a majority of the aggregate number of votes entitled to be cast at a meeting. Although not specifically stated in the Articles, ETFI stockholders have the right to vote on all matters required by the 1940 Act. On any matter submitted to a vote, shares are voted in the aggregate and not by class except that: (i) when expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion, shares of capital stock are voted by individual class and (ii) only shares of the respective class or classes affected by a matter are entitled to vote on such matter.

CFST I’s Declaration of Trust (the “Declaration”) provides shareholders with the power to vote on (1) the election of trustees (shareholders may also fix the number of trustees at a shareholder meeting called for that purpose); (2) whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of CFST I or shareholders; (3) the termination of CFST I or any series or class by the shareholders; and (4) such additional matters relating to CFST I as may be required by applicable law, including the 1940 Act, the Declaration, CFST I’s Bylaws or any registration of CFST I with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of any particular series or class are not entitled to vote on any matters as to which such series of class is not affected. There is no cumulative voting in the election of trustees.

Shareholder meetings: ETFI’s Bylaws provide that special meetings of the stockholders may be called at any time by the Board of Directors or by the President, and must be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.

The Declaration provides that only the trustees may call shareholder meetings.

Quorum for shareholder meetings: ETFI’s Bylaws state that a quorum is met when at least a majority of the shares entitled to vote are present.

The Declaration states that a quorum is met when thirty (30) percent of the shares entitled to vote are present.

Required shareholder vote: Except when a larger vote is required by law or the Articles, ETFI’s Bylaws state that a majority of all the votes cast when a quorum is met will decide all matters. When a matter is to be voted on by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.

The Declaration provides that except when a larger vote is required by law, by CFST I’s Bylaws, or by specific provisions in the Declaration, a majority of shares voted when a quorum is present will decide all matters, except that a plurality elects a trustee. The Declaration also specifies that, where a matter affects the rights of a specific series or class, a majority of the shares of such series or class entitled to vote is required to decide the question.

Notice to shareholders: ETFI’s Bylaws state that notice of shareholder meetings must be sent to shareholders not less than ten (10) days nor more than ninety (90) days prior to the meeting.

The Declaration provides that notice of shareholder meetings must be sent to shareholders at least seven (7) days prior to the meeting. In addition to notice by mail (postage prepaid), the Declaration states that notice can also be provided by facsimile or other electronic transmission. The Declaration also specifies that a written waiver of notice, executed before or after the meeting and filed with the records of the meeting, shall be deemed equivalent to such notice.

Amendment to the Charter: The Articles provide that ETFI can make amendments to the Articles that are authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment that changes such terms or contract rights of any of its outstanding stock is valid unless such amendment is authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon.

The trustees of CFST I can amend the Declaration without shareholder approval. The trustees must provide notice of any non-ministerial amendment to shareholders.

Termination of a fund, series or class: The Articles do not specifically provide for the termination of ETFI, and the corporation is of perpetual duration. However, the Board of Directors may sell and convert the assets of any class of ETFI to money and ETFI may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.

CFST I and any series or class thereof may be terminated at any time by the trustees by written notice to shareholders or at any time by vote of at least 66-2/3% of the shares entitled to vote. CFST I may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. Any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of that series or class.

Merger, consolidation or conversion: The Articles permit the Board of Directors to sell and convey the assets of a class of ETFI to another investment management company (as defined under the 1940 Act) without shareholder approval unless shareholder approval is required by law. The Articles further permit the Board of Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

CFST I’s trustees have the power to cause CFST I or any series to be merged or consolidated with another trust or company. The trustees may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. Trustees are expressly allowed to transfer all or a substantial portion of the assets of CFST I to another trust or company.

Committees: ETFI does not have mandatory committees, but the Board of Directors may appoint from among its members an executive and other committees of the Board of Directors composed of two or more directors. To the extent permitted by law, the Board of Directors may delegate to any such committee or committees any of the powers of the Board of Directors in the management of the business, affairs and property of ETFI.

CFST I does not have any mandatory committees, but the trustees may form committees consisting of one or more trustees to exercise the powers and authority of the trustees to the extent the trustees determine.

Trustee/director removal: ETFI’s Bylaws provide that directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.

CFST I’s trustees may be removed with or without cause by majority vote of the trustees.

Trustee liability and indemnification: ETFI’s Bylaws state that directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act, except that such indemnity shall not protect any such person against any liability to ETFI to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of ETFI’s Directors in a manner similar to the corresponding provisions in CFST I’s Declaration of Trust.

CFST I’s trustees are liable to CFST I for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee’s office. CFST I trustees are specifically exempted from liability for neglect of officers, agents or employees of CFST I. In addition, CFST I trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts with respect to their duties.

Advancement of expenses incurred in defending directors/trustees: ETFI’s Bylaws provide that directors are entitled to advances from ETFI for payment of the reasonable expenses incurred by them in connection with proceedings to which the director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the 1933 Act and the 1940 Act. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in CFST I’s Bylaws.

CFST I’s Bylaws provide that, upon receipt of an undertaking by or on behalf of the trustee or officer to repay amounts ultimately determined to be unauthorized under the Bylaws, CFST I shall advance to eligible trustees and officers expenses incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which such persons are or were involved as a party or otherwise or with which such persons are or were threatened, by reason of any alleged act or omission or be reason of being or having been a trustee or officer. Any such expenses include counsel fees but exclude amounts paid in satisfaction of judgments, in compromise or as fines or penalties in the advance of the final disposition of any such action. CFST I shall pay such expenses provided that either (1) such persons have provided appropriate security, (b) CFST I shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested trustees acting on the matter or independent legal counsel in a written opinion have determines that there is reason to believes such persons will be found entitled to indemnification under CFST I’s Bylaws.

Shareholder liability: ETFI shareholders are ordinarily insulated from liability for the debts of ETFI absent fraud or clear disregard for the corporate structure.

All persons extending credit to, contracting with or having any claim against CFST I or any series or class must look only to the assets of CFST I or the series or class, as applicable, for payment under such credit, contract or claim, and shareholders, whether past, present or future, are not personally liable therefore. If any shareholder or former shareholder is held personally liable solely by reason of his or her being or having been a shareholder of CFST I or of a particular series or class, and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Stock certificates: ETFI’s Bylaws state that stockholders are entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of full shares held by the stockholder.

CFST I generally does not issue share certificates.

Authorized shares: The Board of Directors of ETFI must authorize shares of ETFI before such shares may be issued, and such shares have a par value of $0.001 per share.

CFST I has an unlimited number of authorized shares, without par value.

Involuntary redemptions of accounts: The Articles provide that the ETFI, to the extent permitted by applicable law, has the right at any time to redeem the shares owned by any stockholder if the value of such shares in the shareholder’s account is less than five hundred dollars ($500), provided that each stockholder shall be notified that his account is less than $500 and allowed sixty (60) days to make additional purchases of shares before such redemption.

The Declaration provides that CSFT I may redeem shares of any shareholder (i) if the shareholder owns shares of any series or class with an aggregate net asset value of les than an amount determined by the trustees from time to time , or (ii) to the extent the shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of CFST I or any series or class thereof.

Columbia Management®

COLUMBIA FUNDS SERIES TRUST I

Class A, Class B, Class C, Class T and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

February 19, 2008

Fixed Income Funds
Columbia Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated February 19, 2008. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated October 31, 2007, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Family

Investment Advisory Agreement(s)	One or more of the investment advisory agreements between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NY Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust	Columbia Funds Series Trust I, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $[        ] billion as of December 31, 2007.

The Trust was organized as a Massachusetts business trust in 1987. On September 23, 2005, the Trust changed its name from Columbia Funds Trust IX to its current name. On October 13, 2003, the Trust changed its name from Liberty-Stein Roe Funds Municipal Trust to Columbia Funds Trust IX.

Each of the Funds represents a separate series of the Trust and is an open-end management investment company. The Intermediate Municipal Bond Fund is a “diversified” fund. The NY Intermediate Municipal Bond Fund is a “non-diversified” fund. Each of the Funds has a fiscal year end of October 31st.

Intermediate Municipal Bond Fund

The Intermediate Municipal Bond Fund commenced investment operations as a series of the Trust on September 26, 2005. Prior to September 26, 2005 (the Intermediate Municipal Bond Fund Reorganization Date), the Fund was organized as a series of Columbia Funds Trust V, a Massachusetts business trust, under the name Columbia Intermediate Tax-Exempt Bond Fund (the Intermediate Municipal Bond Predecessor Fund) that commenced business operations as a separate portfolio of the Boston 1784 Funds. The Intermediate Municipal Bond Predecessor Fund was the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. The information provided for the Fund in this SAI for periods prior to the Intermediate Municipal Bond Fund Reorganization Date relates to the Intermediate Municipal Bond Predecessor Fund.

NY Intermediate Municipal Bond Fund

The NY Intermediate Municipal Bond Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. Effective October 13, 2003, the Trust of which the NY Intermediate Municipal Bond Fund was previously a series changed its name from Liberty Funds Trust V to Columbia Funds Trust V. The NY Intermediate Municipal Bond Fund is the successor to a series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 25, 2002, the series of The Galaxy Fund to which the Fund succeeded (the Galaxy New York Fund) was reorganized as a series of Liberty Funds Trust V. As part of this reorganization, Class T shares of the NY Intermediate Municipal Bond Fund were issued in exchange for Retail A Shares of the Galaxy New York Fund, Class G shares of the NY Intermediate Municipal Bond Fund were issued in exchange for Retail B Shares of the Galaxy New York Fund and Class Z shares of the NY Intermediate Municipal Bond Fund were issued in exchange for Trust Shares of the Galaxy New York Fund.

The NY Intermediate Municipal Bond Fund commenced operations on December 31, 1991.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Intermediate Municipal Bond Fund

As a matter of fundamental policy, the Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund’s investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity’s investment in such Municipal Securities bears to its net assets.

The Fund may not, as a matter of fundamental policy, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

NY Intermediate Municipal Bond Fund

As a matter of fundamental policy, the NY Intermediate Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New York such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax (“New York Municipal Securities”). Dividends derived from interest on municipal securities other than New York Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax.

Additional Fundamental Investment Policies:

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies;

2. Purchase or sell real estate, except each Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein;

3. Purchase or sell commodities, except that each Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts;

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

Non-Fundamental Investment Policies

1. Each Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

2. Intermediate Municipal Bond Fund and the NY Intermediate Municipal Bond Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment goal and policies, write covered call options and purchase and sell other options.

3. Intermediate Municipal Bond Fund and the NY Intermediate Municipal Bond Fund may not purchase securities of companies for the purpose of exercising control.

4. Intermediate Municipal Bond Fund and the NY Intermediate Municipal Bond Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act.

5. Intermediate Municipal Bond Fund may not invest in warrants.

6. Intermediate Municipal Bond Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, Trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

7. Intermediate Municipal Bond Fund may invest in interests in oil, gas or other mineral exploration or development programs. Intermediate Municipal Bond Fund and the NY Intermediate Municipal Bond Fund may not invest in oil, gas or mineral leases.

8. The Funds may invest in illiquid securities in an amount not exceeding, in the aggregate, 15% of the Fund’s net assets.

9. NY Intermediate Municipal Bond Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that up to 50% of the value of the Fund’s total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer.

10. NY Intermediate Municipal Bond Fund may invest in foreign securities to the extent consistent with its investment goal and policies.

“Illiquid Securities” is defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Intermediate Municipal Bond Fund	NY Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓
Bank Obligations (Domestic and Foreign)		✓
Common Stock
Convertible Securities	✓
Corporate Debt Securities	✓	✓
Custody Receipts and Trust Certificates
Derivatives
Index or Linked Securities (Structured Products)
Futures Contracts and Options on Futures Contracts	✓	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓	✓
Dollar Rolls
Foreign Currency Transactions	✓
Foreign Securities		✓
Guaranteed Investment Contracts	✓	✓
Illiquid Securities	✓	✓
Investing in a Master Portfolio
Investments in Other Investment Companies	✓	✓
Low and Below Investment Grade Securities	✓	✓
Money Market Instruments	✓	✓
Mortgage-Backed Securities	✓	✓
Municipal Securities	✓	✓
Participation Interests
Preferred Stock
Private Placement and Other Restricted Securities
Real Estate Investment Trusts and Master Limited Partnerships
Repurchase Agreements	✓	✓
Reverse Repurchase Agreements	✓	✓
Standby Commitments	✓	✓
Stripped Securities	✓
U.S. Government and Related Obligations
Variable- and Floating-Rate Obligations	✓	✓
Warrants and Rights
When-Issued, Delayed Delivery and Forward Commitment Transactions		✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Investing in custody receipts and trust certificates is subject to certain risks. Custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates. Custody receipts and trust certificates also may be less liquid than the underlying securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Investing in a Master Portfolio

Investing in a Master Portfolio is the way in which a Fund may seek to achieve its investment objective. The 1940 Act permits a Fund, under certain conditions, to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, a Fund (the Feeder Fund) invests all of its assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks as the Feeder Fund. The Master Portfolio is a separate series of Columbia Funds Master Investment Trust, which is organized as a limited liability company under the laws of the State of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with other Master Portfolios, may invest in the Master Portfolio from time to time. Accordingly, there also may be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio that may have higher or lower fees and expenses than those of the Feeder Fund and that, therefore, may have different performance results than the Feeder Fund.

The primary advantages of the master/feeder structure are potential economies of scale. For example, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to the Feeder Fund alone, as well as, over time, to enjoy other benefits associated with achieving economies of scale.

Investing in a Master Portfolio is subject to certain risks. As with any mutual fund, other investors in the Master Portfolio could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by a Fund’s shareholders). This could cause the Feeder Fund to withdraw its investment in the Master Portfolio. The Feeder Fund also may withdraw its investment in the Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action should be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having, for example, the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment advisor to manage the Feeder Fund’s assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolio could have an adverse effect on the performance of the Master Portfolio and the Feeder Fund, such as decreased economies of scale and increased per share operating expenses.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by GNMA, FNMA, or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Standby Commitments

Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Pursuant to an exemptive order from the SEC, the Funds may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks — Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia

Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly
Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Intermediate Municipal Bond Fund
Advisory Fee Paid	$9,871,650	$8,933,890	$3,108,480
Amount Waived by the Advisor	$393,123	$1,138,102	$66,690
Amount Reimbursed by the Advisor	$0	$0	$0
NY Intermediate Municipal Bond Fund
Advisory Fee Paid	$699,457	$657,032	$621,505
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$0	$0	$0

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Brian McGreevy	NY Intermediate Municipal Bond Fund

Susan A. Sanderson	Intermediate Municipal Bond Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group(s)
Brian McGreevy	Lipper Brothers 3-15 Year Blend	Lipper New York Intermediate Municipal Debt Funds Classification (NY Intermediate Municipal Bond Fund)

Susan A. Sanderson	Lehman Brothers 3-15 Year Blend	Lipper Intermediate Municipal Debt Funds Classification (Intermediate Municipal Bond Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of October 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Bryan McGreevy(a)
Susan A. Sanderson(b)	2	$707.6 million	4	$1,135.2 million	[ ]	[ ]

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Intermediate Municipal Bond Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of October 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Bryan McGreevy(a)
Susan A. Sanderson(b)	0	$0	0	$0	0	$0

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than NY Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Intermediate Municipal Bond Fund.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Fund’s portfolio manager(s), as of October 31, 2007.

Portfolio Manager Ownership of the Funds as of October 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Bryan McGreevy	NY Intermediate Municipal Bond Fund
Susan A. Sanderson	Intermediate Municipal Bond Fund	none

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a% of Average Daily Net Assets
Intermediate Municipal Bond Fund	0.067%

NY Intermediate Municipal Bond Fund	0.067%

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Intermediate Municipal Bond Fund
Administration Fee Paid	$1,606,488	$1,436,677	$454,051
Amount Waived/Reimbursed by the Administrator	$0	$0	$0
NY Intermediate Municipal Bond Fund
Administration Fee Paid	$97,632	$91,711	$86,752
Amount Waived/Reimbursed by the Administrator	$0	$0	$0

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$38,658	$242,486	$125,117
Amount Paid to State Street Bank and Trust Company	$203,834	—	—
NY Intermediate Municipal Bond Fund
Amount Paid to Columbia Management Advisors, LLC	$25,228	$86,318	$52,423
Amount Paid to State Street Bank and Trust Company	$56,426	—	—

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained during the Funds’ three most recent fiscal years.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Intermediate Municipal Bond Fund
Class A Paid	$20,256	$13,145	$25,302
Class B Paid
Class C Paid
Class T Paid	$71	$57	$380
Class A Retained	$2,554	$1,627	$3,237
Class B Retained	$12,096	$20,300	$4,334
Class C Retained	$269	$1,957	$7
Class T Retained	$8	$7	$63

NY Intermediate Municipal Bond Fund
Class A Paid	$1,454	$3,568	$12,521
Class B Paid
Class C Paid
Class T Paid	$1,390	$2,623	$36
Class A Retained	$109	$293	$1,509 ($3,088)
Class B Retained	$11,644	$8,700	$12,788
Class C Retained	$1,677	$112	$38
Class T Retained	$267	$522	$4

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to the Funds from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other

Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended October 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended October 31, 2008.

Counsel

Ropes & Gray LLP serves as legal counsel to the Trust. Its address is One International Place, Boston, Massachusetts 02110.

Distribution and Servicing Plans

The Trust has adopted distribution and shareholder servicing plans for the Class A shares, Class B shares and Class C shares of the Funds. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

Under the Distribution Plan, the NY Intermediate Municipal Bond Fund pays the Distributor a monthly service fee at an annual rate of 0.25% of the Fund’s average daily net assets attributed to its Class A, Class B and Class C shares. The NY Intermediate Municipal Bond Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.50% (currently capped at 0.15%) of the Fund’s average daily net assets attributed to its Class T shares. The Intermediate Municipal Bond Fund pays the Distributor a monthly service fee at an annual rate of 0.20% of its average daily net assets attributed to its Class A, Class B and Class C shares. The Intermediate Municipal Bond Fund also pays the Distributor a monthly service fee at an annual rate of 0.50% of its average daily net assets attributed to its Class T shares.

Under the Distribution Plan, the NY Intermediate Municipal Bond Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% of the Fund’s average daily net assets attributed to its Class B and Class C shares. The Intermediate Municipal Bond Fund pays the Distributor a monthly distribution fee at an annual rate of 0.65% of its average daily net assets attributed to its Class B and Class C shares. At this time, the Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee for the NY Intermediate Municipal Bond Fund so that the combined distribution and service fees for the NY Intermediate Municipal Bond Fund will not exceed 0.65% annually.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees. While the shareholder servicing plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended October 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class T Shares
Intermediate Municipal Bond Fund
Distribution Fee	—	$66,088	$70,818	—
Service Fee	$193,093	$20,335	$21,790	$20,879
Fees Waived by the Distributor	—	—	$49,028	—
NY Intermediate Municipal Bond Fund
Distribution Fee	—	$18,783	$15,552	—
Service Fee	$5,059	$6,261	$5,184	$21,078
Fees Waived by the Distributor	—	—	$7,257	—

The Distributor may use the entire amount of its fees to defray the costs of commissions and service fees paid to selling and/or servicing agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Distribution Plan authorizes any other payments by the Funds to the Distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing of distribution of a Fund’s shares.

The Trustees believe the Distribution Plan could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on each Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Thomas C. Theobald (Born 1937) Trustee and Chairman of the Board	1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004	68	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); and Ambac Financial Group (financial guaranty insurance)

Douglas A. Hacker (Born 1955) Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	68	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice President — Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer) from September 1999 to August 2003	68	None

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Richard W. Lowry (Born 1936) Trustee	1995	Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987)	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; consultant on econometric and statistical matters	68	None

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser (Born 1943) Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	68	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	68	None

Thomas E. Stitzel (Born 1936) Trustee	1998	Business Consultant since 1999; Chartered Financial Analyst	68	None

Anne-Lee Verville (Born 1945) Trustee	1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997)	68	None

Rodman L. Drake* (Born 1943) Trustee	2007	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (1997 to 2001)	95	Director, Parsons Brinckerhoff, Inc.; Director, Jackson Hewitt Tax Service Inc.; Crystal River Inc.; Director, Student Loan Corporation; Celgene Corporation; and Apex Silver Mines Ltd.

Morrill Melton Hall, Jr.* (Born 1944) Trustee	2007	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration)	95	None

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee

Jonathan Piel* (Born 1938) Trustee	2007	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana	95	Member, Board of Directors, National Institute of Social Sciences; and Member, Advisory Board, The Stone Age Institute (research institute that explores the affect of technology on human evolution)

John D. Collins* (Born 1938) Trustee	2007	Retired. Consultant, KPMG, LLP (July 1999 to June 2000); Partner, KPMG, LLP (March 1962 to June 1999)	95	Director, Mrs. Fields Famous Brands LLC (consumer products); Director, Suburban Propane Partners, L.P.; and Director, Montpelier Re

Interested Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee

William E. Mayer ** (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	68	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); and Reader’s Digest (publishing)

*	Messrs. Drake, Hall, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 2000, 1996 and 2005, respectively.
**	Mr. Mayer is an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Standing Committees

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Hacker, Collins and Stitzel are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended October 31, 2007, the Audit Committee met eleven times.

Messrs. Lowry, Mayer, Simpson, Drake and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. For the fiscal year ended October 31, 2007, the Governance Committee met four times.

The Governance Committee will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Governance Committee in care of the Fund at One Financial Center, Boston, MA 02111-2621. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

Ms. Kelly and Messrs. Mayer, Nelson, Piel and Neuhauser are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended October 31, 2007, the Advisory Fees & Expenses Committee met seven times.

Mses. Kelly and Verville, and Messrs. Nelson, Simpson, Hall and Stitzel are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Advisor, Distributor and Transfer Agent. For the fiscal year ended October 31, 2007, the Compliance Committee met eight times.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets six times a year, as each did for the fiscal year ended October 31, 2007. The following are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review:

IOC #1: Messrs. Lowry, Mayer, Hall and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Foreign Stock, Money Market, Fixed Income — Core, Taxable Fixed Income, and Municipal.

IOC #2: Messrs. Hacker and Collins and Ms. Verville are responsible for reviewing funds in the following asset categories: Municipal, Large Value, Mid CapValue, Asset Allocation, Outside Managed, Specialty Equity, Fixed Income —Multi Sector and Taxable Fixed Income.

IOC #3: Messrs. Theobald, Piel and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Municipal, Small Growth, Small Value, High Yield, Real Estate and Taxable Fixed Income.

IOC #4: Messrs. Nelson, Drake and Simpson are responsible for reviewing funds in the following asset categories: Municipal, Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended October 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2007(a)	Aggregate Compensation from NY Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Thomas C. Theobald	$	$	$
John D. Collins	$	$	$
Rodman L. Drake	$	$	$
Douglas A. Hacker	$	$	$
Janet Langford Kelly	$	$	$
Richard W. Lowry	$	$	$
Morrill Melton	$	$	$
Charles R. Nelson	$	$	$
John J. Neuhauser	$	$	$
Jonathan Piel	$	$	$
Patrick J. Simpson	$	$	$
Thomas E. Stitzel	$	$	$
Anne-Lee Verville	$	$	$

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which are not included in the amounts shown.

Interested Trustee Compensation for the Fiscal Year Ended October 31, 2007 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2007(a)	Aggregate Compensation from NY Intermediate Municipal Bond Fund for the Fiscal Year ended October 31, 2007(a)	Total Compensation from the Columbia Funds Complex Paid to Interested Trustee for the Calendar Year ended December 31, 2007(a)
William E. Mayer	$	$	$

(a)	Mr. Mayer receives reimbursements for reasonable expenses related to his attendance at meetings of the Board and standing committees, which are not included in the amounts shown.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account), the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, generally in lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	Douglas A. Hacker	John D. Collins	Rodman L. Drake	Janet Langford Kelly	Richard W. Lowry	Charles R. Nelson	Morrill Molten Hall, Jr.
Intermediate Municipal Bond Fund	$	$	$	$	$	$	$
NY Intermediate Municipal Bond Fund	$	$	$	$	$	$	$
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	$	$	$	$	$	$	$

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	John J. Neuhauser	Jonathan Piel	Patrick J Simpson	Thomas E. Stitzel	Thomas C. Theobald	Anne-Lee Verville	Richard L. Woolworth
Intermediate Municipal Bond Fund	$	$	$	$	$	$	$
NY Intermediate Municipal Bond Fund	$	$	$	$	$	$	$
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	$	$	$	$	$	$	$

Interested Trustee Ownership for the Calendar Year Ended December 31, 2007

Fund	William E. Mayer
Intermediate Municipal Bond Fund	$
NY Intermediate Municipal Bond Fund	$
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family	$

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.
Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of the Funds, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Funds and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Intermediate Municipal Bond Fund	$46,924	$19,546	$13,961
NY Intermediate Municipal Bond Fund	$221	$0	$2,434

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended October 31, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended October 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of October 31, 2007, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of October 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
Intermediate Municipal Bond Fund	N/A	N/A

NY Intermediate Municipal Bond Fund	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized each Fund to pay up to 0.15% of the average aggregate value of the Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of
New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class T Shares	Class Z Shares
Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓
NY Intermediate Municipal Bond Fund	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class)

according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust voluntarily has undertaken to hold a shareholder meeting at which the Board would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust’s By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by holders of a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in a Fund’s prospectuses and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Fund’s discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-

sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

The Supreme Court recently heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on this case in the fall of 2007 and likely will issue a decision sometime in 2008.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. It is currently unclear whether Congress will extend the exemption from withholding for interest-related distributions and short-term capital gain distributions for tax years beginning on or after January 1, 2008.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – defined very generally as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

In both such cases, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders, as will any direct USRPI gain the Fund recognizes. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected’ with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates, thus requiring the filing of a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a capital gain dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Columbia Intermediate Municipal Bond Fund Class A	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 2 Jacksonville, FL 32246-6484	520,513.694	6.06%

Columbia Intermediate Municipal Bond Fund Class B	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 2 Jacksonville, FL 32246-6484	124,394.478	16.85%

Columbia Intermediate Municipal Bond Fund Class C	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 2 Jacksonville, FL 32246-6484	547,163.962	53.95%

Columbia Intermediate Municipal Bond Fund Class T	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	117,560.122	9.36%

Columbia Intermediate Municipal Bond Fund Class Z	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N. Akard Street Dallas, TX 75201-3307	200,232,516.79	94.45%

Columbia New York Intermediate Municipal Bond Fund Class A	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 3 Jacksonville, FL 32246-6484	31,697.264	18.56%

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17,107.077	10.01%

	NFS LLC FEBO Joseph R. Smith 4748 Block Rd. Delevan, NY 14042-9473	11,339.706	6.64%

Columbia New York Intermediate Municipal Bond Fund Class B	NFS LLC FEBO Emma Persico 56 Millsburg Rd. Middletown, NY 10940-8410	18,674.894	12.45%

	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 2 Jacksonville, FL 32246-6484	14,761.196	9.84%

	Doris W. Newton 159 Spafford Landing Rd. Homer, NY 13077-8738	9,953.861	6.64%

	NFS LLC FEBO Frank V. Carrea, Nancy Cornell TTEE 17 Scenic Dr. Poughkeepsie, NY 12603-5529	9,368.855	6.25%

	NFS LLC FEBO Alexander J. Santero Carmela Santero 59 Westminster Rd. Yorktown Hts., NY 10598-1041	8,297.7490	5.53%

	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	7,803.232	5.20%

Columbia New York Intermediate Municipal Bond Fund Class C	Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive E Fl 2 Jacksonville, FL 32246-6484	26,002.378	16.09%

	UBS Financial Services Inc. FBO Richard J. Dunphy 70 E 10th St. New York, NY 10003-5102	14,524.204	8.99%

	Citigroup Global Markets, Inc. House Account Attn: Peter Booth 333 W 34TH St., 7th Floor New York. NY 10001-2402	13,625.760	8.43%

Fund / Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
	NFS LLC FEBO Timothy T. Lupfer Pamela A. D. Lupfer 1165 Park Ln. Yorktown Hts., NY 10598-3662	11,781.583	7.29%

	NFS LLC FEBO Emma Persico 56 Millsburg Rd. Middletown, NY 10940-8410	10,720.411	6.63%

	UBS Financial Services Inc. FBO Cecilia C. Dunphy 70 E 10TH Street New York, NY 10003-5102	9,644.2650	5.97%

Columbia New York Intermediate Municipal Bond Fund Class Z	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N. Akard Street Dallas, TX 75201-3307	10,965,754.784	96.58%

As of [a date no more than 30 days prior to filing], the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Columbia Intermediate Municipal Bond Fund:	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N. Akard Street Dallas, TX 75201-3307	200,232,516.79	89.55%

Columbia New York Intermediate Municipal Bond Fund	Bank of America NA Attn: Joan Wray/Funds Accounting 411 N. Akard Street Dallas, TX 75201-3307	10,965,754.784	84.51%

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B — rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as ‘‘gilt edge’’. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

A-4

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2. Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i) the board as proposed to be constituted would have more than one-third of its members from management;

(ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv) a director serves on more than six public company boards;

(v) the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:
Signed:
Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/ Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

PRO - FORMA COMBINING INVESTMENT PORTFOLIO

October 31, 2007 (Unaudited)

				Intermediate Term Tax-Exempt Fund Acquired Fund		Columbia Intermediate Municipal Bond Fund Acquiring Fund		Columbia Intermediate Municipal Bond Fund Pro Forma Combined
	Rate (%)	Maturity		Par $	Market Value $	Par $	Market Value $	Par $	Market Value $
Municipal Bonds			98.0%
Education			3.0%
Education			3.0%
CT Health & Educational Facilities Authority
Trinity College, Series 1998 F, Insured: MBIA	5.500	7/1/21		—	—	1,000,000	1,141,930	1,000,000	1,141,930
FL Broward County Educational Facilities Authority
Nova Southeastern University, Series 2004 B	5.250	4/1/17		—	—	610,000	634,540	610,000	634,540
FL Volusia County Educational Facilities Authority
Embry-Riddle Aeronautical University, Series 1999 A	5.750	10/15/29		—	—	2,380,000	2,416,676	2,380,000	2,416,676
Il Finance Authority
DePaul University, Series 2004A	5.375	10/1/17		—	—	1,000,000	1,072,650	1,000,000	1,072,650
DePaul University, Series 2004A	5.375	10/1/18		—	—	2,000,000	2,144,200	2,000,000	2,144,200
KS Development Finance Authority
Board of Regents Scientific Research, Series 2003, Insured: AMBAC	5.000	10/1/19		—	—	2,000,000	2,119,680	2,000,000	2,119,680
Regents-Wichita University, Series 2000 B, Insured: AMBAC	5.900	4/1/15		—	—	2,000,000	2,106,920	2,000,000	2,106,920
KS Washburn University
Topeka Living Learning, Series 2004, Insured: AMBAC	5.000	7/1/18		—	—	900,000	953,244	900,000	953,244
MA College Building Authority
Series 1994 A	7.500	5/1/14		—	—	500,000	592,390	500,000	592,390
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: MBIA	5.500	2/15/12		—	—	2,000,000	2,155,840	2,000,000	2,155,840
MD Health & Higher Educational Facilities Authority
Johns Hopkins University, Series 1998	6.000	7/1/10		—	—	1,500,000	1,597,755	1,500,000	1,597,755
MO Health & Educational Facilities Authority
St. Louis University, Series 1998	5.500	10/1/16		—	—	1,000,000	1,111,140	1,000,000	1,111,140
Washington University, Series 2001A	5.500	6/15/16		—	—	1,000,000	1,124,020	1,000,000	1,124,020
NY Dormitory Authority
Series 2005 B, Insured: FGIC	5.500	7/1/21		—	—	7,345,000	8,337,971	7,345,000	8,337,971
St. John’s University, Series 2007 C, Insured:MBIA	5.250	7/1/23		—	—	5,245,000	5,833,856	5,245,000	5,833,856
University of Rochester, Series 2007 A-1	5.000	7/1/21		—	—	6,070,000	6,417,022	6,070,000	6,417,022
University of Rochester, Series 2007 A-1	5.000	7/1/22		—	—	4,000,000	4,216,240	4,000,000	4,216,240
PA Erie Higher Education Building Authority
Mercyhurst College, Series 2004 B	5.000	3/15/14		—	—	255,000	261,699	255,000	261,699
PA Higher Educational Facilities Authority
Bryn Mawr College, Series 2002, Insured: AMBAC	5.250	12/1/12		—	—	1,500,000	1,616,160	1,500,000	1,616,160
State Systems Higher Education, Series 2001 T, Insured: AMBAC	5.000	6/15/12		—	—	750,000	786,165	750,000	786,165
University of Sciences, Series 2005 A, Insured: XLCA	5.000	11/1/16		—	—	360,000	383,440	360,000	383,440
Widener University, Series 2003	5.000	7/15/10		—	—	500,000	511,385	500,000	511,385
PA University
Series 2002	5.250	8/15/11		—	—	1,000,000	1,061,540	1,000,000	1,061,540
RI Health & Educational Building Corp.
Series 2003, Insured: XLCA	5.250	4/1/15		—	—	1,500,000	1,600,980	1,500,000	1,600,980
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College, Series 1996, Insured: AMBAC	6.000	12/1/09		—	—	595,000	625,107	595,000	625,107

Meharry Medical College, Series 1996, Insured: AMBAC	6.000	12/1/16		—	—	500,000	570,230	500,000	570,230
TX Alamo Community College District
Series 2001, Insured : FSA	5.375	11/1/16		—	—	540,000	574,997	540,000	574,997
TX Houston Community College System
Series 2001 A, Insured: MBIA	5.375	4/15/15		—	—	520,000	549,385	520,000	549,385
TX Public Finance Authority
Stephen F. Austin University, Series 2005, Insured: MBIA	5.000	10/15/19		—	—	2,000,000	2,116,920	2,000,000	2,116,920
TX University of Texas
Series 2004 A	5.250	8/15/17		—	—	2,000,000	2,202,100	2,000,000	2,202,100
Series 2007 B	5.250	7/1/21		—	—	13,680,000	15,131,174	13,680,000	15,131,174
Series D	5.000	8/15/18		10,000,000	10,728,000	—	—	10,000,000	10,728,000

Education Total					10,728,000		71,967,356		82,695,356

Education Total					10,728,000		71,967,356		82,695,356

Health Care			9.0%
Continuing Care Retirement			2.0%
CO Health Facilities Authority
Covenant Retirement Communities, Inc., Series 2005	5.000	12/1/18		—	—	1,000,000	1,007,230	1,000,000	1,007,230
FL Lee County Industrial Development Authority
Shell Point, Series 2007	5.000	11/15/22		—	—	7,650,000	7,483,765	7,650,000	7,483,765
FL Sarasota County Health Facilities Authority
Village on the Isle, Series 2007	5.500	1/1/27		—	—	4,000,000	3,916,240	4,000,000	3,916,240
FL St. John’s County Industrial Development Authority
Vicars Landing, Series 2007	5.000	2/15/17		—	—	1,765,000	1,791,087	1,765,000	1,791,087
IL Finance Authority Revenue
Sedgebrook, Inc., Series A	5.400	11/15/16		—	—	2,165,000	2,164,957	2,165,000	2,164,957
Sedgebrook, Inc., Series A	5.875	11/15/22		—	—	8,000,000	8,105,680	8,000,000	8,105,680
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana, Series 2005	5.250	11/15/25		—	—	6,000,000	6,062,520	6,000,000	6,062,520
KS Lenexa
Lakeview Village, Inc., Series 2007	5.250	5/15/22		—	—	2,650,000	2,633,968	2,650,000	2,633,968
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007	5.000	10/1/17		—	—	2,000,000	1,931,660	2,000,000	1,931,660
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A	5.250	4/1/27		—	—	1,500,000	1,436,550	1,500,000	1,436,550
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors, Series 2007 A	6.250	12/1/26		—	—	7,000,000	7,151,690	7,000,000	7,151,690
NC Medical Care Commission
Givens Estates. Series 2007	5.000	7/1/27		—	—	6,250,000	5,912,687	6,250,000	5,912,687
PA Delaware County Authority
Dunwoody Village, Inc., Series 2003 A	5.000	4/1/09		—	—	500,000	505,015	500,000	505,015
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village, Series 2007	5.125	5/15/27		—	—	3,750,000	3,697,575	3,750,000	3,697,575

Continuing Care Retirement Total					—		53,800,624		53,800,624

Hospitals			6.8%
AL Health Care Authority for Baptist Health
Series 2006 D	5.000	11/15/18		—	—	2,250,000	2,275,177	2,250,000	2,275,177
AL University at Birmingham Hospital
Series 2006 A	5.000	9/1/21		—	—	2,200,000	2,243,934	2,200,000	2,243,934
AR Washington County Hospital
Washington Regional Medical Center, Series 2005 B	5.000	2/1/16		—	—	1,000,000	1,021,880	1,000,000	1,021,880
Washington Regional Medical Center, Series 2005 B	5.000	2/1/17		—	—	2,000,000	2,036,360	2,000,000	2,036,360

AZ Maricopa County Industrial Development Authority
Catholic Healthcare West,Series 2007 A	5.000	7/1/18	—	—	3,500,000	3,632,965	3,500,000	3,632,965
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2004	4.450	7/1/26	—	—	1,010,000	1,030,150	1,010,000	1,030,150
Catholic Healthcare West, Series 2005	5.000	11/15/18	—	—	2,500,000	2,590,325	2,500,000	2,590,325
CA Loma Linda Hospital
Loma Linda University Medical Center, Series 2005 A	5.000	12/1/19	—	—	10,390,000	10,485,900	10,390,000	10,485,900
CA Municipal Finance Authority
Community Hospital Central California, Series 2007	5.000	2/1/21	—	—	1,070,000	1,062,756	1,070,000	1,062,756
Community Hospital Central California, Series 2007	5.000	2/1/22	—	—	1,500,000	1,480,335	1,500,000	1,480,335
FL Escambia County Health Facilities Authority
Ascension Health, Series 2003 A	5.250	11/15/11	—	—	2,125,000	2,240,961	2,125,000	2,240,961
Ascension Health, Series 2003 A	5.250	11/15/14	—	—	1,000,000	1,069,870	1,000,000	1,069,870
FL Highlands County Health Facilities Authority
Adventist Health Systems, Series 2005 A	5.000	11/15/20	—	—	1,000,000	1,028,640	1,000,000	1,028,640
Adventist Health Systems, Series 2005 B	5.000	11/15/20	—	—	1,000,000	1,028,640	1,000,000	1,028,640
Adventist Health Systems, Series 2005 B	5.000	11/15/22	—	—	1,000,000	1,022,560	1,000,000	1,022,560
Adventist Hinsdale Hospital, Series 2005 A	5.000	11/15/22	—	—	1,000,000	1,022,560	1,000,000	1,022,560
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A	5.000	10/1/18	—	—	1,000,000	1,022,550	1,000,000	1,022,550
FL Lee Memorial Health System Hospital Board
Series 2002 A, Insured: FSA	5.750	4/1/15	—	—	1,000,000	1,082,790	1,000,000	1,082,790
FL Marion County Hospital District
Munroe Regional Medical Center, Series 1999	5.250	10/1/11	—	—	1,935,000	2,009,072	1,935,000	2,009,072
FL Miami-Dade County Public Facilities
Series 2005 B, Insured: MBIA	5.000	6/1/19	—	—	2,000,000	2,092,340	2,000,000	2,092,340
FL Orange County Health Facilities Authority
Series 1996 A, Insured: MBIA	6.250	10/1/16	—	—	1,700,000	1,963,500	1,700,000	1,963,500
FL Sarasota County Public Hospital Board
Series 1998B, Insured: MBIA	5.250	7/1/11	—	—	1,750,000	1,850,730	1,750,000	1,850,730
FL South Broward Hospital District
Series 2003 A, Insured: MBIA	5.250	5/1/12	—	—	3,955,000	4,210,374	3,955,000	4,210,374
Series 2003 A, Insured: MBIA	5.250	5/1/13	—	—	1,500,000	1,608,345	1,500,000	1,608,345
FL St. Petersburg Health Facilities Authority
All Children’s Hospital, Series 2002, Insured: AMBAC	5.500	11/15/14	—	—	1,720,000	1,857,015	1,720,000	1,857,015
All Children’s Hospital, Series 2002, Insured: AMBAC	5.500	11/15/15	—	—	1,995,000	2,153,922	1,995,000	2,153,922
All Children’s Hospital, Series 2002, Insured: AMBAC	5.500	11/15/16	—	—	1,980,000	2,133,014	1,980,000	2,133,014
FL Tampa Health Systems
Catholic Health East, Series 1998 A-1, Insured: MBIA	5.500	11/15/13	—	—	6,080,000	6,631,274	6,080,000	6,631,274
Catholic Health East, Series 1998 A-1, Insured: MBIA	5.500	11/15/14	—	—	6,000,000	6,594,780	6,000,000	6,594,780
GA Fulton DeKalb Hospital Authority
Series 2003, Insured: FSA	5.250	1/1/16	—	—	1,000,000	1,076,150	1,000,000	1,076,150
IN Health and Educational Facilities Finance Authority
Clarian Health Obligation Group, Series B	5.000	2/15/22	5,000,000	5,063,950	—	—	5,000,000	5,063,950
Laporte Regional Health Systems, Inc., Series 2006 B	5.000	2/15/21	—	—	3,330,000	3,381,682	3,330,000	3,381,682
KS Development Finance Authority Health Facilities
Sisters of Charity Leavenworth, Series 1998, Insured: MBIA	5.000	12/1/14	—	—	955,000	971,636	955,000	971,636
KS Lawrence Memorial Hospital
Series 2003	5.250	7/1/11	—	—	1,005,000	1,048,788	1,005,000	1,048,788
KS Manhattan Hospital
Mercy Health Care Center, Series 2001, Insured: FSA	5.250	8/15/10	—	—	1,005,000	1,039,029	1,005,000	1,039,029
KS Wichita Hospital
Series 2001 III	6.250	11/15/18	—	—	5,000,000	5,390,350	5,000,000	5,390,350

MA Health & Educational Facilities Authority
Partners HealthCare System, Inc., Series 2001 C	6.000	7/1/14	—	—	1,000,000	1,077,230	1,000,000	1,077,230
Partners HealthCare System, Inc., Series 2001 C	6.000	7/1/17	—	—	45,000	48,764	45,000	48,764
NC Albemarle Hospital Authority
Series 2007	5.250	10/1/21	—	—	3,000,000	3,039,210	3,000,000	3,039,210
Series 2007	5.250	10/1/27	—	—	3,700,000	3,686,236	3,700,000	3,686,236
NC Charlotte-Mecklenburg Hospital Authority
Carolina Healthcare Systems, Series 2007 A	5.000	1/15/21	—	—	3,715,000	3,825,261	3,715,000	3,825,261
NC Medical Care Commission Health Care Facilities
Carolina Medicorp, Inc., Series 1996	5.125	5/1/16	—	—	4,000,000	4,004,000	4,000,000	4,004,000
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center, Series 2007	5.250	10/1/23	—	—	7,000,000	7,184,800	7,000,000	7,184,800
NM Farmington Hospital
San Juan Regional Medical Center, Inc., Series 2004 A	5.125	6/1/18	—	—	500,000	514,460	500,000	514,460
NY Dormitory Authority
North Shore Long Island Jewish Health, Series 2007 A	5.000	5/1/24	—	—	1,000,000	1,020,470	1,000,000	1,020,470
North Shore University Hospital
Series 2007	5.000	5/1/21	—	—	2,000,000	2,054,820	2,000,000	2,054,820
Series 2007	5.000	5/1/22	—	—	2,000,000	2,048,640	2,000,000	2,048,640
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester, Series 2005	5.000	8/1/14	—	—	730,000	756,930	730,000	756,930
Highland Hospital of Rochester, Series 2005	5.000	8/1/15	—	—	545,000	564,789	545,000	564,789
OH Lake wood
Lakewood Hospital Association, Series 2003	5.500	2/15/14	—	—	1,400,000	1,484,056	1,400,000	1,484,056
OH Lorain County Hospital
Catholic Healthcare Partnerships, Series 2001 A	5.625	10/1/14	—	—	6,135,000	6,530,462	6,135,000	6,530,462
Catholic Healthcare Partnerships, Series 2001 A	5.625	10/1/15	—	—	3,000,000	3,183,300	3,000,000	3,183,300
Catholic Healthcare Partnerships, Series 2001 A	5.625	10/1/16	—	—	3,000,000	3,171,060	3,000,000	3,171,060
OK Development Finance Authority
Duncan Regional Hospital, Inc., Series 2003 A	5.000	12/1/15	—	—	1,545,000	1,602,103	1,545,000	1,602,103
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems, Series 2005 A, Insured: AMBAC	5.000	8/15/18	—	—	250,000	265,440	250,000	265,440
TN Knox County Health, Educational & Housing Facilities Board
Fort Sanders Alliance, Series 1993, Insured: MBIA	7.250	1/1/09	—	—	300,000	312,774	300,000	312,774
TN Shelby County Health, Educational & Housing Facilities Board
Methodist Health Systems, Series 1995, Insured: MBIA	6.250	8/1/09	—	—	10,000	10,467	10,000	10,467
TN Sullivan County Health, Educational & Housing Facilities Board
Series 2006 C	5.000	9/1/22	—	—	3,750,000	3,718,762	3,750,000	3,718,762
TX Amarillo Health Facilities Corp.
Baptist St. Anthony’s Hospital Corp., Series 1998, Insured: FSA	5.500	1/1/14	—	—	1,000,000	1,091,470	1,000,000	1,091,470
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems, Series 1997 A, Insured: MBIA	6.000	6/1/13	—	—	2,170,000	2,408,396	2,170,000	2,408,396
TX Jefferson County Health Facilities Development Corp.
Baptist Hospitals, Series 2001, Insured: AMBAC	5.200	8/15/21	—	—	3,455,000	3,581,246	3,455,000	3,581,246
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources, Series 2007 A	5.000	2/15/21	—	—	5,000,000	5,134,250	5,000,000	5,134,250
TX Tarrant County Hospital District
Series 2002, Insured: MBIA	5.500	8/15/13	—	—	1,355,000	1,456,449	1,355,000	1,456,449
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc., Series 2003	5.250	9/1/18	—	—	1,500,000	1,624,995	1,500,000	1,624,995
VA Prince William County Industrial Development Auhority Hospital
Potomac Hospital Corp., Series 2003	5.500	10/1/18	—	—	1,000,000	1,063,890	1,000,000	1,063,890
WI Health & Educational Facilities Authority

Aurora Health Care, Inc., Series 1999A	5.600	2/15/29				—	—	7,615,000	7,669,143	7,615,000	7,669,143
Wheaton Franciscan Healthcare, Series 2006	5.125	8/15/23				—	—	13,065,000	12,987,133	13,065,000	12,987,133
Wheaton Franciscan Healthcare, Series 2006	5.125	8/15/26				—	—	10,000,000	9,804,200	10,000,000	9,804,200

Hospitals Total							5,063,950		180,315,560		185,379,510

Nursing Homes					0.2%
IA Finance Authority Health Facilities
Development Care Initiatives, Series 2006 A	5.250	7/1/18				—	—	2,695,000	2,713,461	2,695,000	2,713,461
Development Care Initiatives, Series 2006 A	5.500	7/1/21				—	—	1,530,000	1,553,042	1,530,000	1,553,042
MN Eveleth Health Care
Series 2007	5.000	10/1/17				—	—	1,000,000	966,590	1,000,000	966,590
MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007	5.000	11/15/27				—	—	1,350,000	1,259,334	1,350,000	1,259,334

Nursing Home Total							—		6,492,427		6,492,427

Health Care Total							5,063,950		240,608,611		245,672,561

Housing					1.4%
Assisted Living/Senior					0.3%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A, Guarantor: GNMA	6.300	9/20/38				—	—	3,715,000	3,897,221	3,715,000	3,897,221
CA Department of Veteran Affairs, Home Purchase Revenue Bonds
Series A	0.000	12/1/23	(a	)		5,000,000	4,910,000	—	—	5,000,000	4,910,000

Assisted Living/Senior Total							4,910,000		3,897,221		8,807,221

Multi-Family					0.6%
CA ABAG Finance Authority for Nonprofit Corps.
Northbay Properties II LP, Series 2000 A, AMT	6.400	8/15/30				—	—	1,000,000	1,015,960	1,000,000	1,015,960
CA Statewide Communities Development Authority
Irvine Apartment Communities LP, Series 1998 A-4	5.250	5/15/25				—	—	1,750,000	1,783,285	1,750,000	1,783,285
FL Capital Trust Agency
Atlantic Housing Foundation, Series 2005	5.250	7/1/15				—	—	2,280,000	2,254,373	2,280,000	2,254,373
TCB Shadow Run, Series 2000 A	5.150	11/1/30				—	—	4,300,000	4,451,403	4,300,000	4,451,403
FL Collier County Finance Authority
Goodlette Arms, Series 2002 A-1	4.900	2/15/32				—	—	3,250,000	3,397,810	3,250,000	3,397,810
FL Housing Finance Agency
Series 1995 H	6.400	11/1/15				—	—	910,000	911,984	910,000	911,984
LA Housing Finance Agency
Series 2006 A	4.750	12/1/31				—	—	1,540,000	1,561,375	1,540,000	1,561,375
NC Medical Care Commission
ARC/HDS Alamance Housing Corp., Series 2004 A	4.650	10/1/14				—	—	550,000	553,212	550,000	553,212
ARC/HDS Alamance Housing Corp., Series 2004 A	5.500	10/1/24				—	—	1,575,000	1,602,200	1,575,000	1,602,200

Multi-Family Total							—		17,531,602		17,531,602

Single-Family					0.4%
AZ Tucson & Pima County Industrial Development Authority
Series 2001 A-1. AMT, Guarantor: GNMA	6.000	7/1/21				—	—	275,000	284,512	275,000	284,512
Series 2001 A-1. AMT, Guarantor: GNMA	6.350	1/1/34				—	—	180,000	181,861	180,000	181,861
FL Escambia County Housing Finance Authority
Series 1999, AMT, Guarantor: GNMA	4.500	10/1/09				—	—	740,000	749,605	740,000	749,605
Series 2000 A, AMT, Insured: MBIA	6.300	10/1/20				—	—	50,000	50,524	50,000	50,524
FL Housing Finance Agency
Series 1997-2, AMT, Insured : MBIA	5.750	7/1/14				—	—	940,000	948,714	940,000	948,714

FL Housing Finance Corp.
Series 1998-1, Insured: MBIA	4.950	1/1/11		—	—	640,000	650,170	640,000	650,170
Series 1998-1, Insured: MBIA	4.950	7/1/11		—	—	890,000	904,151	890,000	904,151
IA Finance Authority
Series 1997 F, Guarantor: GNMA	5.550	1/1/16		—	—	515,000	525,300	515,000	525,300
KS Sedgwick & Shawnee Counties
Mortgage Backed Securities Program, Series 2003, AMT, Guarantor: GNMA	6.050	6/1/27		—	—	510,000	525,677	510,000	525,677
NC Housing Finance Agency
Series 1994 Y	6.300	9/1/15		—	—	225,000	227,234	225,000	227,234
Series 1997 RR, AMT, Insured: FHA	5.850	9/1/28		—	—	905,000	923,652	905,000	923,652
NM Mortgage Finance Authority
Series 1998 B-3, Guarantor: GNMA	5.500	7/1/28		—	—	265,000	268,755	265,000	268,755
Series 2001 B-2, AMT, Guarantor: GNMA	6.200	9/1/32		—	—	1,465,000	1,479,225	1,465,000	1,479,225
Series 2002 B-2, AMT, Guarantor: GNMA	6.350	3/1/33		—	—	1,130,000	1,182,183	1,130,000	1,182,183
Series 2002 PG-A-2, AMT, Guarantor:GNMA	6.450	3/1/33		—	—	780,000	789,329	780,000	789,329
OR Housing & Community Services Department Mortgage
Series 1996 A	5.500	7/1/08		—	—	5,000	5,057	5,000	5,057
Series 1997 H, AMT	5.150	7/1/09		—	—	55,000	55,875	55,000	55,875
Series 2000 H, Insured: FHA	5.550	7/1/21		—	—	105,000	107,314	105,000	107,314
TN Housing Development Agency
Home Ownership Program, Series 1998, AMT	4.950	7/1/10		—	—	1,190,000	1,221,559	1,190,000	1,221,559

Single-Family Total					—		11,080,697		11,080,697

Housing Total					4,910,000		32,509,520		37,419,520

Industrials			1.5%
Chemicals			0.4%
TX Guadalupe Blanco River Authority
Sewer & Solid Waste Disposal Facility, E.I. DuPont de Nemours & Co., Series 1999, AMT	5.500	5/1/29		—	—	10,650,000	10,849,687	10,650,000	10,849,687

Chemical Total					—		10,849,687		10,849,687

Forest Products & Paper			0.8%
FL Bay County Pollution Control
International Paper Co., Series 1998 A	5.100	9/1/12		—	—	2,375,000	2,437,581	2,375,000	2,437,581
FL Escambia County Pollution Control
International Paper Co., Series 2001 A	4.700	4/1/15		—	—	500,000	500,600	500,000	500,600
LA Morehouse Parish Pollution Control
International Paper Co., Series 2001 A	5.250	11/15/13		—	—	8,525,000	8,873,332	8,525,000	8,873,332
MS Warren County Environment Improvement
International Paper Co., Series 2000 A, AMT	6.700	8/1/18		—	—	2,600,000	2,720,380	2,600,000	2,720,380
Tx Gulf Coast Waste Disposal Authority
Series 2002 A, AMT	6.100	8/1/24		—	—	5,750,000	5,935,495	5,750,000	5,935,495

Forest Products & Paper Total					—		20,467,388		20,467,388

Oil & Gas			0.2%
CA Southern California Public Power Authority
Series 2007	5.250	11/1/22		—	—	2,500,000	2,584,125	2,500,000	2,584,125
GA Main Street Natural Gas, Inc.
Series A	5.130	9/15/17		1,000,000	1,028,910	—	—	1,000,000	1,028,910
Series A	5.250	9/15/18		1,000,000	1,036,860	—	—	1,000,000	1,036,860
TX Municipal Gas Acquisition & Supply Corp.
Senior Lien, Series A	5.250	12/15/23		2,000,000	2,008,520	—	—	2,000,000	2,008,520

Oil & Gas Total					4,074,290		2,584,125		6,658,415

Other Industrial Bonds					0.1%
MI Startegic Fund Limited Obligation
NSF International, Series 2004	5.000	8/1/13				—	—	820,000	857,417	820,000	857,417
PA Industrial Development Authority Economic Development
Series 2002, Insured: AMBAC	5.250	7/1/11				—	—	1,000,000	1,056,150	1,000,000	1,056,150

Other Industrial Development Bonds Total							—		1,913,567		1,913,567

Industrials Total							4,074,290		35,814,767		39,889,057

Other					19.8%
Other					0.9%
FL Hurricane Catastrophe Fund
Series 2006 A	5.250	7/1/12				—	—	12,000,000	12,779,280	12,000,000	12,779,280
FL Seminole Indian Tribe
Series A	5.750	10/1/22				2,000,000	2,090,600	—	—	2,000,000	2,090,600
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B	5.000	12/1/13				—	—	5,000,000	5,246,250	5,000,000	5,246,250
Series 2006 B	5.000	12/1/15				—	—	5,000,000	5,254,800	5,000,000	5,254,800

Other Total							2,090,600		23,280,330		25,370,930

Pool/ Bond Bank					3.6%
FL Division Board Finance Department, Department of Environmental Protection
Preservation 2000, Series A, Insured: FSA	6.000	7/1/13				10,000,000	11,170,900	—	—	10,000,000	11,170,900
FL Gulf Breeze
Series 1985 C, Insured: FGIC	5.000	12/1/15				—	—	1,000,000	1,024,770	1,000,000	1,024,770
FL Municipal Loan Council
Series 2002 A, Insured: MBIA	5.500	5/1/13				—	—	1,000,000	1,081,730	1,000,000	1,081,730
Series 2005 A, Insured: MBIA	5.000	2/1/19				—	—	1,015,000	1,067,181	1,015,000	1,067,181
KS Development Finance Authority
Water Pollution Control Revolving Fund, Series 2001 II	5.500	5/1/14				—	—	1,000,000	1,106,010	1,000,000	1,106,010
Water Pollution Control Revolving Fund, Series 2002 II	5.500	11/1/15				—	—	105,000	113,755	105,000	113,755
MA Water Pollution Abatement Trust
Series 1999 A	6.000	8/1/19				—	—	2,500,000	2,941,775	2,500,000	2,941,775
Series 2004 A	5.250	8/1/17				—	—	2,920,000	3,231,505	2,920,000	3,231,505
Series 2006	5.250	8/1/21				—	—	7,500,000	8,324,025	7,500,000	8,324,025
MO Environmental Improvement & Energy Resources Authority
Series 2004 B	5.250	1/1/18				—	—	7,470,000	8,289,459	7,470,000	8,289,459
NY Dormitory Authority
Series 2002 A, Insured: MBIA	5.250	10/1/12				—	—	2,420,000	2,602,904	2,420,000	2,602,904
State Court Facilities, Series A, Insured: AMBAC	5.250	5/15/18				6,000,000	6,623,400	—	—	6,000,000	6,623,400
State University Educational Facilities, Series B, Insured: FSA-CR	5.250	5/15/11				10,000,000	10,577,600	—	—	10,000,000	10,577,600
NY Environmental Facilities Corp.
Pollution Control, Series 1994	5.750	6/15/09				—	—	10,000	10,371	10,000	10,371
Pollution Control, Series 2007	5.000	6/15/19				—	—	11,000,000	11,802,780	11,000,000	11,802,780
OH Water Development Authority
Pollution Control, Series 2005 B	0.000	6/1/15	(a	)		—	—	2,000,000	1,478,500	2,000,000	1,478,500
PA Delaware Valley Regional Financing Authority
Local Government, Series 1997 B, Insured: AMBAC	5.600	7/1/17				—	—	2,000,000	2,233,100	2,000,000	2,233,100
Local Government, Series 2002	5.500	7/1/12				—	—	15,000,000	16,133,400	15,000,000	16,133,400
Local Government, Series 2002	5.750	7/1/17				—	—	2,000,000	2,250,020	2,000,000	2,250,020
PA Finance Authority
Penn Hills, Series 2000 A, Insured: FGIC	5.500	12/1/22				—	—	835,000	874,420	835,000	874,420
TX Water Development Board
Series 1999 B	5.625	7/15/21				—	—	1,500,000	1,555,050	1,500,000	1,555,050

VA Residential Authority Clean Water Revenue Bonds
Clean Water State Revolving Fund	5.000		10/1/17		3,760,000	4,086,067	—	—	3,760,000	4,086,067

Pool/ Bond Bank Total						32,457,967		66,120,755		98,578,722

Refunded/ Escrowed	(b	)		12.7%
AL Birmingham Medical Clinic Board
Baptist Medical Centers, Series 1979,
Escrowed to Maturity	8.300		7/1/08		—	—	180,000	184,937	180,000	184,937
AL Birmingham Waterworks & Sewer Board
Series 2002 B,
Pre-refunded 01/01/13, Insured: MBIA	5.000		1/1/37		—	—	15,000,000	15,995,850	15,000,000	15,995,850
AL Brimingham
Series 2001A,
Pre-refunded 11/01/11	5.250		5/1/17		—	—	2,000,000	2,146,220	2,000,000	2,146,220
AL Special Care Facilities Financing Authority
Charity Obligation Group, Series 1999 A,
Escrowed to Maturity	4.625		11/1/10		—	—	3,265,000	3,349,204	3,265,000	3,349,204
AZ School Facilities Board Certificates of Participation
Series 2003 A,
Pre-refunded 03/01/13, Insured: MBIA	5.250		9/1/14		—	—	10,000,000	10,803,800	10,000,000	10,803,800
AZ University of Arizona
Certificates of Participation, Series 2002 A,
Pre-refunded 06/01/12, Insured : AMBAC	5.500		6/1/15		—	—	455,000	492,410	455,000	492,410
CA Contra Costa Water District Revenue Bonds
Series J, Insured: FGIC
Pre-refunded 10/01/09 @ 101	5.380		10/1/29		6,125,000	6,408,343	—	—	6,125,000	6,408,343
CA Golden State Tobacco Securitization Corp.
Series 2003 A-1,
Pre-refunded 06/01/13	6.250		6/1/33		—	—	3,500,000	3,841,775	3,500,000	3,841,775
CA Health Facilities Financing Authority
Catholic West H, Series 2004 H,
Pre-refunded 07/01/11	4.450		7/1/26		—	—	90,000	93,040	90,000	93,040
CA State
Series 2000,
Pre-refunded 12/01/10	5.000		12/1/16		—	—	3,265,000	3,416,987	3,265,000	3,416,987
CO Department of Transportation
Series 2000,
Pre-refunded 06/15/10, Insured: AMBAC	6.000		6/15/12		—	—	2,750,000	2,937,522	2,750,000	2,937,522
Series 2000,
Pre-refunded 06/15/10, Insured: AMBAC	6.000		6/15/15		—	—	2,750,000	2,937,522	2,750,000	2,937,522
CO Douglas County School District No. RE-1
Series 2001,
Pre-refunded 12/15/11, Insured: MBIA	5.250		12/15/13		—	—	7,385,000	7,873,887	7,385,000	7,873,887
CT Special Tax Obligation
Transportation Infrastructure: Series 1999 A,
Pre-refunded 12/01/19, Insured: FGIC	5.625		12/1/19		—	—	1,520,000	1,601,274	1,520,000	1,601,274
Transportation Infrastructure: Series 2001 A,
Pre-refunded 10/01/11, Insured: FSA	5.375		10/1/17		—	—	1,000,000	1,069,930	1,000,000	1,069,930
FL Board of Education
Series 2000 A,
Pre-refunded 06/01/10	5.750		6/1/13		—	—	1,000,000	1,065,760	1,000,000	1,065,760
FL Brevard County
Series 2000,

Pre-refunded 08/01/10, Insured: FSA	6.000	8/1/14	—	—	1,195,000	1,285,330	1,195,000	1,285,330
FL Broward County
Series 2001 A,
Pre-refunded 01/01/11	5.250	1/1/14	—	—	1,025,000	1,085,875	1,025,000	1,085,875
FL Hillsborough County School Board District
Series 2002,
Pre-refunded 10/01/11, Insured: AMBAC	5.375	10/1/13	—	—	1,060,000	1,131,720	1,060,000	1,131,720
FL Marion County Hospital District,
Munroe Regional Medical Center, Series 1999,
Pre-refunded 10/01/09	5.250	10/1/11	—	—	90,000	93,718	90,000	93,718
FL Miami-Dade County School Board
Series 2001 A,
Escrowed to Maturity, Insured: MBIA	5.500	5/1/10	—	—	2,000,000	2,096,920	2,000,000	2,096,920
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A,
Escrowed to Maturity, Insured: MBIA	6.250	10/1/16	—	—	4,705,000	5,504,238	4,705,000	5,504,238
Orlando Regional Health Care System, Series 1996 A,
Escrowed to Maturity, Insured: MBIA	6.250	10/1/16	—	—	115,000	133,421	115,000	133,421
FL Orlando Utilities Commission Water & Electric
Series 1989 D,
Escrowed to Maturity	6.750	10/1/17	—	—	1,800,000	2,122,056	1,800,000	2,122,056
FL Orlando Utilities Commission
Series 2002 C,
Pre-refunded 10/01/12	5.250	10/1/16	—	—	1,290,000	1,388,698	1,290,000	1,388,698
FL Pinellas County Housing Authority
Affordable Housing, Series 2001,
Escrowed to Maturity, Insured: FSA	4.600	12/1/10	—	—	7,000,000	7,229,250	7,000,000	7,229,250
FL Port St. Lucie Utilities
Series 2003,
Pre-refunded 09/01/13, Insured: MBIA	5.000	9/1/16	—	—	1,000,000	1,074,110	1,000,000	1,074,110
FL Reedy Creek Improvement District Utilities
Series 2003 1,
Pre-refunded 10/01/13, Insured: MBIA	5.250	10/1/15	—	—	1,490,000	1,621,582	1,490,000	1,621,582
FL Seminole County Sales Tax
Series 2001,
Pre-refunded 10/01/11, Insured: FGIC	5.375	10/1/13	—	—	1,295,000	1,393,925	1,295,000	1,393,925
FL South Broward Hospital District
Series 2002,
Pre-refunded 05/01/12	5.500	5/1/22	—	—	1,000,000	1,087,240	1,000,000	1,087,240
Series 2002,
Pre-refunded 05/01/12	5.600	5/1/27	—	—	4,000,000	4,365,440	4,000,000	4,365,440
GA Municipal Electric Authority
Series 1998 Y,
Escrowed to Maturity, Insured: AMBAC	6.400	1/1/13	—	—	165,000	182,155	165,000	182,155
Series 1998 Y,
Pre-refunded 01/01/11, Insured: AMBAC	6.400	1/1/13	—	—	45,000	48,863	45,000	48,863
HI Honolulu City & County
Series 1995 A,
Escrowed to Maturity, Insured: MBIA	6.000	11/1/10	—	—	500,000	536,045	500,000	536,045
HI University of Hawaii
Series 2002 A,
Pre-refunded 07/15/12, Insured: FGIC	5.500	7/15/14	—	—	1,000,000	1,084,210	1,000,000	1,084,210
IL Chicago Board of Education

Series 2000,
Pre-refunded 12/01/10, Insured: FGIC	5.600	12/1/18			—	—	1,300,000	1,381,055	1,300,000	1,381,055
IL Chicago Housing Authority
Capital Program, Series 2001,
Escrowed to Maturity	5.250	7/1/12			—	—	5,975,000	6,410,637	5,975,000	6,410,637
Capital Program, Series 2001,
Pre-refunded 07/01/12	5.375	7/1/13			—	—	5,000,000	5,391,250	5,000,000	5,391,250
IL Health Facilities Authority
Galesburg Cottage Hospital, Series 2000,
Pre-refunded 05/01/10, Insured: RAD	6.000	5/1/15			—	—	1,500,000	1,590,495	1,500,000	1,590,495
IL State
Series 2000,
Pre-refunded 06/01/10, Insured: MBIA	5.750	6/1/15			—	—	6,850,000	7,237,710	6,850,000	7,237,710
Series 2002,
Pre-refunded 12/01/12, Insured: FSA	5.375	12/1/13			—	—	10,000,000	10,846,500	10,000,000	10,846,500
IN Toll Road Commission
Series 1980,
Escrowed to Maturity	9.000	1/1/15			—	—	2,240,000	2,798,118	2,240,000	2,798,118
KS Department of Transportation
Series 1998,
Escrowed to Maturity	5.500	9/1/14			—	—	1,575,000	1,751,747	1,575,000	1,751,747
KS Development Finance Authority
Water Pollution Revolving Fund II, Series 2002,
Pre-refunded 11/01/12	5.500	11/1/15			—	—	895,000	974,745	895,000	974,745
KS Labette County Single Family Mortgage
Capital Accumulator Bonds, Series 1998 A,
Escrowed to Maturity	0.000	12/1/14	(a	)	—	—	2,175,000	1,650,956	2,175,000	1,650,956
KS Shawnee County Unified School District No. 501
Series 2002,
Pre-refunded 02/01/12	5.000	2/1/14			—	—	1,000,000	1,057,090	1,000,000	1,057,090
KS Shawnee County
Series 2002,
Pre-refunded 09/01/12, Insured: FSA	5.250	9/1/17			—	—	1,660,000	1,785,015	1,660,000	1,785,015
KS Wyandotte County School District No. 204
Series 2000 A,
Escrowed to Maturity, Insured: FSA	6.375	9/1/11			—	—	365,000	402,179	365,000	402,179
KS Wyandotte County School District No. 500
Series 2002,
Pre-refunded 09/01/12, Insured: FSA	5.000	9/1/20			—	—	1,890,000	2,011,508	1,890,000	2,011,508
MA Bay Transportation Authority
Series 2000 A,
Pre-refunded 07/01/10	5.750	7/1/14			—	—	2,750,000	2,911,123	2,750,000	2,911,123
MA Health & Educational Facilities Authority
Partners Healthcare Systems, Series 2001 C,
Pre-refunded 07/01/11	6.000	7/1/17			—	—	1,205,000	1,317,487	1,205,000	1,317,487
MA State
Series 2000 B,
Pre-refunded 06/01/10	5.250	6/1/17			—	—	1,500,000	1,566,135	1,500,000	1,566,135
Series 2001 C,
Pre-refunded 12/01/11	5.375	12/1/16			—	—	3,000,000	3,209,850	3,000,000	3,209,850
ME Municipal Bond Bank
Series 2000 D,
Pre-refunded 11/01/10, Insured: MBIA	5.700	11/1/21			—	—	1,000,000	1,072,630	1,000,000	1,072,630

Series 2002 A,
Pre-refunded 11/01/11	5.375	11/1/16	—	—	355,000	379,509	355,000	379,509
MI Building Authority
Series 2003 II,
Pre-refunded 10/15/13, Insured: MBIA	5.000	10/15/17	—	—	1,000,000	1,075,540	1,000,000	1,075,540
MI Detroit Sewage Disposal Revenue Bonds
Senior Lien, Series A, Insured:FSA
Pre-refunded 07/01/13 @ 100	5.000	7/1/14	7,180,000	7,698,396	—	—	7,180,000	7,698,396
MI Hospital Finance Authority
Ascension health Credit, Series 1999 A,
Pre-refunded 11/15/09, Insured: MBIA	5.750	11/15/18	—	—	5,000,000	5,265,000	5,000,000	5,265,000
MO Development Finance Board
Series 2000 A,
Pre-refunded 04/01/10, Insured: MBIA	6.000	4/1/14	—	—	2,000,000	2,117,700	2,000,000	2,117,700
NJ Health Care Facilities Financing Authority
Atlantic Health Systems, Series 1997 A,
Escrowed to Maturity, Insured: AMBAC	6.000	7/1/12	—	—	1,500,000	1,656,690	1,500,000	1,656,690
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13	6.750	6/1/39	—	—	4,000,000	4,627,640	4,000,000	4,627,640
NJ Transportation Trust Fund Authority
Series 1999 A,
Escrowed to Maturity	5.625	6/15/14	—	—	2,000,000	2,232,900	2,000,000	2,232,900
NJ Turnpike Authority
Series 2000 A,
Escrowed to Maturity, Insured: MBIA	6.000	1/1/11	—	—	875,000	939,986	875,000	939,986
Series 2000 A,
Escrowed to Maturity, Insured: MBIA	6.000	1/1/13	—	—	925,000	1,030,145	925,000	1,030,145
Series 2000 A,
Pre-refunded 01/01/10, Insured: MBIA	5.750	1/1/19	—	—	3,000,000	3,143,970	3,000,000	3,143,970
NV Clark County School District
Series 2000 A,
Pre-refunded 06/15/10, Insured: MBIA	6.000	6/15/16	—	—	635,000	675,399	635,000	675,399
NY Dormitory Authority
Columbia University, Series 2001 A,
Pre-refunded 07/01/11	5.250	7/1/20	—	—	2,000,000	2,141,980	2,000,000	2,141,980
NY Environmental Facilities Corp.
Series 1994,
Escrowed to Maturity	5.750	6/15/09	—	—	50,000	51,853	50,000	51,853
NY Metropolitan Transportation Authority
Series 1993 O,
Escrowed to Maturity	5.500	7/1/17	—	—	3,000,000	3,373,170	3,000,000	3,373,170
Series 1998 A,
Pre-refunded 07/01/11, Insured: FSA	5.500	7/1/15	—	—	1,530,000	1,637,085	1,530,000	1,637,085
Series 1998 R,
Escrowed to Maturity	5.500	7/1/14	—	—	1,740,000	1,779,637	1,740,000	1,779,637
NY New York City Transitional Finance Authority
Series 1998 A,
Pre-refunded 11/15/12	5.500	11/15/16	—	—	170,000	185,662	170,000	185,662
NY New York City
Series 2002 G,
Pre-refunded 08/01/12	5.750	8/1/18	—	—	380,000	417,270	380,000	417,270
NY Tobacco Settlement Asset Securitization Corp.
Series 1,

Pre-refunded 07/15/09 @ 101	6.380	7/15/39			5,000,000	5,285,350	—	—	5,000,000	5,285,350
NY Thruway Authority
Series 2000,
Pre-refunded 04/01/10, Insured: AMBAC	5.375	4/1/18			—	—	1,000,000	1,054,640	1,000,000	1,054,640
OH Higher Education Capital Facilities
Series 2000 B,
Pre-refunded 05/01/10, Insured: RAD	5.625	5/1/15			—	—	1,000,000	1,051,920	1,000,000	1,051,920
OH Infrastructure Improvement
Series 1999 A,
Pre-refunded 02/01/10	5.750	2/1/11			—	—	2,280,000	2,414,087	2,280,000	2,414,087
Series 2000,
Pre-refunded 02/01/10	5.750	2/1/16			—	—	1,000,000	1,049,540	1,000,000	1,049,540
OH London City School District
Series 2001,
Pre-refunded 12/01/11, Insured: FGIC	5.500	12/1/15			—	—	375,000	403,148	375,000	403,148
OH Montgomery County Hospital
Kettering Medical Center, Series 1999,
Pre-refunded 04/01/10	6.500	4/1/13			—	—	6,060,000	6,534,740	6,060,000	6,534,740
OH Water Development Authority
Water Pollution Control, Series 2002,
Pre-refunded 06/01/12	5.250	6/1/18			—	—	5,535,000	5,932,026	5,535,000	5,932,026
OR Department of Transportation
Highway User Tax, Series 2000,
Pre-refunded 11/15/10	5.750	11/15/15			—	—	2,000,000	2,131,600	2,000,000	2,131,600
OR Portland Airport Way Urban Renewal & Redevelopment Tax Increment
Series 2000 A,
Pre-refunded 06/15/10, Insured: AMBAC	6.000	6/15/15			—	—	750,000	804,578	750,000	804,578
PA Central Duaphin School District
Series 1998 AA,
Escrowed to Maturity, Insured: MBIA	5.000	12/1/13			—	—	205,000	220,781	205,000	220,781
PA Chambersburg Area School District
Series 2001,
Pre-refunded 06/15/12, Insured: FSA	5.000	6/15/11			—	—	300,000	315,069	300,000	315,069
PA Elizabeth Forward School District
Series 1994 B,
Escrowed to Maturity, Insured: MBIA	0.000	9/1/21	(a	)	—	—	2,210,000	1,198,947	2,210,000	1,198,947
PA Ephrata Area School District
Series 2001 A,
Pre-refunded 10/15/11, Insured FGIC	5.000	4/15/14			—	—	750,000	790,928	750,000	790,928
PA Finance Authority
Penn Hills, Series 2000 A,
Pre-refunded 12/01/10, Insured: FGIC	5.000	4/15/14			—	—	165,000	174,809	165,000	174,809
PA Norwin School District
Series 2001 B,
Pre-refunded 04/01/10, Insured: MBIA	5.000	4/1/13			—	—	575,000	595,614	575,000	595,614
PA Philadelphia School District
Series 2000 A,
Pre-refunded 02/01/11, Insured: FSA	5.750	2/1/13			—	—	1,000,000	1,068,170	1,000,000	1,068,170
PA Philadelphia School District
Sereies 2002 A,
Pre-refunded 02/01/12, Insured: FSA	5.500	2/1/15			—	—	1,000,000	1,076,650	1,000,000	1,076,650
PA State
Series 2001,

Pre-refunded 01/15/11	5.125	1/15/16			—	—	10,000,000	10,574,500	10,000,000	10,574,500
PA Warwick School District
Lancaster County, Series 2001
Pre-refunded 08/15/11, Insured: FGIC	5.250	2/15/12			—	—	750,000	795,878	750,000	795,878
SC Greenville County School District
Series 2002,
Pre-refunded 12/01/12	5.875	12/1/17			—	—	1,000,000	1,115,100	1,000,000	1,115,100
SC Public Service Authority Revenue Bonds
Series A
Pre-refunded , Insured: FSA	5.500	1/1/11			10,000,000	10,594,100	—	—	10,000,000	10,594,100
TN Madison County
Series 2002,
Pre-refunded 04/01/12	5.000	4/1/13			—	—	1,160,000	1,228,649	1,160,000	1,228,649
TN Williamson County
Series 2000,
Pre-refunded 03/01/10	5.350	3/1/17			—	—	1,200,000	1,250,904	1,200,000	1,250,904
TX Alamo Community College District
Series 2001,
Pre-refunded 11/01/11, Insured: FSA	5.375	11/1/16			—	—	460,000	491,758	460,000	491,758
TX Cedar Hill Independent School District
Series 2000,
Pre-refunded 08/15/09, Guarantor: PSFG	0.000	8/15/16	(a	)	—	—	2,655,000	1,584,424	2,655,000	1,584,424
TX Cedar Hill Independent School District
Series 2000,
Pre-refunded 08/15/09, Guarantor: PSFG	0.000	8/15/17	(a	)	—	—	1,835,000	1,022,756	1,835,000	1,022,756
TX Comal Independent School District
Series 2001,
Pre-refunded 02/01/11, Guarantor: PSFG	5.500	2/1/14			—	—	575,000	609,822	575,000	609,822
TX Dallas Waterworks and Sewer Systems
Series 2001,
Pre-refunded 04/01/11	5.000	10/1/16			—	—	7,300,000	7,647,115	7,300,000	7,647,115
TX Dallas
Series 2001,
Pre-refunded 04/01/11	5.000	10/1/12			—	—	1,300,000	1,361,815	1,300,000	1,361,815
TX Grapevine
Series 2000,
Pre-refunded 08/15/10, Insured: FGIC	5.800	8/15/19			—	—	1,000,000	1,062,050	1,000,000	1,062,050
TX Harris County Health Facilities Development Corp.
St. Lukes Episcopal Hospital, Series 2001,
Pre-refunded 08/15/11, SPA: JPMorgan Chase & Co.	5.625	2/15/16			—	—	2,780,000	2,984,691	2,780,000	2,984,691
TX Harris County
Series 1992,
Escrowed to Maturity	6.000	12/15/10			—	—	1,000,000	1,074,820	1,000,000	1,074,820
TX Houston Area Water Corp.
Series 2002,
Pre-refunded 03/01/12, Insured: FGIC	5.500	3/1/18			—	—	3,000,000	3,234,150	3,000,000	3,234,150
TX Houston Community College System
Series 2001 A,
Pre-refunded 04/15/11, Insured: MBIA	5.375	4/15/15			—	—	480,000	508,886	480,000	508,886
TX Houston
Series 1979,
Escrowed to Maturity	6.400	12/1/14			—	—	5,175,000	5,655,706	5,175,000	5,655,706
TX Lower Colorado River Authority

Junior Lien, Series 1993 5th,
Escrowed to Maturity	5.375	1/1/16			—	—	2,100,000	2,330,244	2,100,000	2,330,244
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential, Series 1996 B,
Escrowed to Maturity, Insured: MBIA	5.500	6/1/16			—	—	10,000,000	11,026,000	10,000,000	11,026,000
TX Northside Independent School District
Series 2002 A,
Pre-refunded 02/15/12, Guarantor: PSFG	5.250	2/15/20			—	—	2,485,000	2,652,588	2,485,000	2,652,588
TX San Antonio
Series 2001,
Escrowed to Maturity	5.250	8/1/13			—	—	20,000	21,721	20,000	21,721
Series 2002,
Escrowed to Maturity	5.000	8/1/10			—	—	145,000	150,868	145,000	150,868
Series 2002,
Escrowed to Maturity	5.000	2/1/11			—	—	30,000	31,360	30,000	31,360
Series 2003,
Escrowed to Maturity	5.000	8/1/09			—	—	120,000	123,146	120,000	123,146
TX San Antonio Electric & Gas Revenue Bonds
Series A,
Pre-refunded 02/01/09 @ 101	5.250	2/1/16			2,810,000	2,898,487	—	—	2,810,000	2,898,487
TX Spring Branch Independent School District
Series 2001,
Pre-refunded 02/01/11, Guarantor: PSFG	5.375	2/1/18			—	—	1,820,000	1,923,303	1,820,000	1,923,303
TX State
Series 1999,
Pre-refunded 08/01/09	5.250	8/1/21			—	—	105,000	108,195	105,000	108,195
TX Tarrant County Health Facilities Development Corp.
Harris Methodist Health Systems, Series 1994,
Escrowed to Maturity, Insured: MBIA	6.000	9/1/10			—	—	1,000,000	1,038,980	1,000,000	1,038,980
TX Travis County Health Facilities Development Corp.
Ascension Health Credit, Series 1999 A,
Pre-refunded 11/15/09, Insured: AMBAC	5.875	11/15/24			—	—	5,000,000	5,280,250	5,000,000	5,280,250
TX University of Texas
Series 2001 B,
Pre-refunded 08/15/11	5.375	8/15/15			—	—	2,500,000	2,663,925	2,500,000	2,663,925
TX University of Texas
Series 2003 A,
Pre-refunded 08/15/13	5.375	8/15/15			—	—	1,000,000	1,093,040	1,000,000	1,093,040
TX Waxahachie Independent School District
Series 2000,
Pre-refunded 08/15/10, Guarantor: PSFG	0.000	8/15/15	(a	)	—	—	4,545,000	2,987,292	4,545,000	2,987,292
TX Waxahachie Independent School District
Series 2000,
Pre-refunded 08/15/10, Guarantor: PSFG	0.000	8/15/17	(a	)	—	—	5,365,000	3,074,360	5,365,000	3,074,360
VA Arligton County Industrial Development Authority
Virginia Hospital Center, Series 2001,
Pre-refunded 07/01/11	5.500	7/1/14			—	—	4,180,000	4,497,429	4,180,000	4,497,429
VA Tobacco Settlement Financing Corp.
Series 2005,
Refunded to various dates/prices	5.250	6/1/19			—	—	2,500,000	2,611,200	2,500,000	2,611,200
WA King County
Series 2002,
Escrowed to Maturity	5.500	12/1/13			—	—	970,000	1,070,967	970,000	1,070,967

WA Port of Seattle
Series 2000 A,
Pre-refunded 08/01/10, Insured: MBIA	5.500	2/1/26				—	—	2,625,000	2,765,385	2,625,000	2,765,385
WA State
Series 2000 A,
Pre-refunded 07/01/10	5.625	7/1/13				—	—	1,000,000	1,055,170	1,000,000	1,055,170
WI State
Series 2000 C,
Pre-refunded 05/01/10, Insured: MBIA	5.550	5/1/21				—	—	2,000,000	2,099,280	2,000,000	2,099,280
WI State
Series 2000 D,
Pre-refunded 05/01/11, Insured: MBIA	5.500	5/1/16				—	—	2,000,000	2,130,020	2,000,000	2,130,020
WV Hospital Finance Authority
Chareleston Area Medical Center, Series 1993 A,
Escrowed to Maturity	6.500	9/1/23				—	—	3,980,000	4,844,655	3,980,000	4,844,655
Chareleston Area Medical Center, Series 2000,
Pre-refunded 09/01/10	6.750	9/1/22				—	—	7,875,000	8,636,625	7,875,000	8,636,625

Refunded/Escrowed Total							32,884,676		312,608,554		345,493,230

Tobacco					2.5%
AK Development Finance Authority
Tobacco Settlement, Series 2006, Insured: AMBAC	0.000	7/1/21	(a	)		—	—	1,400,000	741,986	1,400,000	741,986
AR State Development Finance Authority
Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Project,
Insured: AMBAC	0.000	7/1/23	(a	)		1,000,000	474,900	—	—	1,000,000	474,900
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1	5.000	6/1/33				—	—	5,000,000	4,445,500	5,000,000	4,445,500
Tobacco Settlement Revenue Bonds, Series A-1	4.500	6/1/27				3,580,000	3,336,775	—	—	3,580,000	3,336,775
MI Tobacco Settlement Finance Authority
Series 2007 A	6.000	6/1/34				—	—	2,500,000	2,499,850	2,500,000	2,499,850
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A	4.625	6/1/26				—	—	13,300,000	11,721,024	13,300,000	11,721,024
Series 2007 1-A	5.000	6/1/29				—	—	7,500,000	6,757,800	7,500,000	6,757,800
Series 1-A	4.250	6/1/11				3,000,000	2,994,960	—	—	3,000,000	2,994,960
Series 1-A	4.500	6/1/23				7,000,000	6,530,510	—	—	7,000,000	6,530,510
NY TSASC, Inc.
Series 2006 1	5.000	6/1/26				—	—	10,000,000	9,746,800	10,000,000	9,746,800
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2	5.125	6/1/24				2,000,000	1,927,420	12,000,000	11,564,520	14,000,000	13,491,940
WI Badger Tobacco Asset Securitization Corp.
Series 2002	6.000	6/1/17				—	—	5,000,000	5,122,150	5,000,000	5,122,150

Tobacco Total							15,264,565		52,599,630		67,864,195

Other Total							82,697,808		454,609,269		537,307,077

Other Revenue					0.2%
Recreation					0.2%
FL Board of Education
Series 2002 A, Insured: FGIC	5.250	7/1/18				—	—	2,675,000	2,854,065	2,675,000	2,854,065
Series 2002 A, Insured: FGIC	5.375	7/1/17				—	—	1,450,000	1,558,257	1,450,000	1,558,257
Series 2002 A, Insured: FGIC	5.500	7/1/12				—	—	1,000,000	1,080,900	1,000,000	1,080,900

Recreation Total							—		5,493,222		5,493,222

Other Revenue Total							—		5,493,222		5,493,222

Resource Recovery			0.6%
Disposal			0.1%
IL Development Finance Authority
Waste Management, Inc., Series 1997, AMT	5.050	1/1/10		—	—	4,000,000	4,048,000	4,000,000	4,048,000

Disposal Total					—		4,048,000		4,048,000

Resource Recovery			0.5%
FL Palm Beach County Solid Waste Authority
Series 1997 A, Insured: AMBAC	6.000	10/1/10		—	—	5,000,000	5,330,700	5,000,000	5,330,700
NY Niagara County Industrial Development Agency
Series 2001 B, AMT	5.550	11/15/24		—	—	8,000,000	8,189,760	8,000,000	8,189,760

Resource Recovery Total					—		13,520,460		13,520,460

Resource Recovery Total					—		17,568,460		17,568,460

Tax-Backed			43.8%
Local Appropriated			1.8%
CA Orange County Public Financing Authority
Series 2005, Insured: MBIA	5.000	7/1/16		—	—	10,000,000	10,836,300	10,000,000	10,836,300
CA San Bernardino County
Certificates of Participation, Series 2002 A, Insured: MBIA	5.000	7/1/15		—	—	1,000,000	1,080,490	1,000,000	1,080,490
FL Broward County School Board
Certificates of Participation, Series 2006, Insured: FSA	5.000	7/1/14		—	—	1,580,000	1,688,736	1,580,000	1,688,736
FL Broward County
Certificates of Participation, Series 2004, Insured: MBIA	5.000	6/1/13		—	—	1,000,000	1,061,480	1,000,000	1,061,480
FL Collier County School Board
Certificates of Participation, Series 2002, Insured: FSA	5.000	2/15/13		—	—	1,500,000	1,572,840	1,500,000	1,572,840
FL Flagler County School Board
Certificates of Participation, Series 2005 A, Insured: FSA	5.000	8/1/18		—	—	2,320,000	2,445,326	2,320,000	2,445,326
FL Hillsborough County School Board
Certificates of Participation, Series 1998 A, Insured: MBIA	5.500	7/1/14		—	—	2,000,000	2,196,000	2,000,000	2,196,000
FL Lake County School Board
Certificates of Participation, Series 2006 C, Insured: AMBAC	5.250	6/1/18		—	—	1,500,000	1,642,800	1,500,000	1,642,800
FL Miami-Dade County School Board
Series 2006, Insured: AMBAC	4.750	11/1/23		—	—	1,000,000	1,021,310	1,000,000	1,021,310
FL Orange County School Board
Certificates of Participation, Series 2005 A, Insured: MBIA	5.000	8/1/18		—	—	1,000,000	1,055,370	1,000,000	1,055,370
KS Johnson County Park & Recreation District
Certificates of Participation, Series 2003 A, Insured: MBIA	4.000	9/1/15		—	—	100,000	100,601	100,000	100,601
MI Grand Rapids Building Authority
Series 1998	5.000	4/1/12		—	—	1,205,000	1,274,300	1,205,000	1,274,300
Series 1998	5.000	4/1/13		—	—	1,000,000	1,066,280	1,000,000	1,066,280
Series 1998	5.000	4/1/14		—	—	1,415,000	1,518,337	1,415,000	1,518,337
SC Berkeley County School District
Series 2003	5.250	12/1/18		—	—	1,000,000	1,045,980	1,000,000	1,045,980
SC Charlestown Educational Excellence Financing Corp.
Charleston County School District, Series 2005	5.250	12/1/24		—	—	10,000,000	10,517,000	10,000,000	10,517,000
SC Dorchester County School District No. 2
Series 2004	5.250	12/1/17		—	—	2,000,000	2,099,940	2,000,000	2,099,940
SC Greenville County School District
Series 2005	5.500	12/1/18		—	—	5,000,000	5,533,700	5,000,000	5,533,700
SC Newberry Investing in Childrens Education
Series 2005	5.250	12/1/19		—	—	1,500,000	1,554,885	1,500,000	1,554,885

Local Appropriated Total					—		49,311,675		49,311,675

Local General Obligations					13.8%
AK Anchorage
Series 2002 B, Insured: MBIA	5.250	7/1/10				—	—	10,600,000	11,081,558	10,600,000	11,081,558
Series 2004 B, Insured: AMBAC	5.250	12/1/15				—	—	5,000,000	5,501,100	5,000,000	5,501,100
AZ Maricopa County Unified High School District No. 210
Series 2003, Insured: MBIA	5.000	7/1/15				—	—	6,300,000	6,811,497	6,300,000	6,811,497
AZ Maricopa County Unified School District No. 69
Paradise Valley, Series 1995, Insured: MBIA	6.350	7/1/10				—	—	500,000	536,425	500,000	536,425
AZ Tucson
Series 1998	5.500	7/1/18				—	—	4,760,000	5,314,064	4,760,000	5,314,064
CA Carisbad Unified School District
Series 1997, Insured: FGIC	0.000	11/1/14	(a	)		—	—	300,000	229,290	300,000	229,290
CA Los Angeles Department of Water & Power
Series B, Insured: MBIA	5.000	7/1/13				10,000,000	10,732,600	—	—	10,000,000	10,732,600
CA Los Angeles Unified School District
Series 2007 A-1, Insured: FSA	4.500	7/1/24				—	—	4,000,000	4,024,720	4,000,000	4,024,720
Series 2007, Insured: FSA	5.000	7/1/20				—	—	6,230,000	6,688,902	6,230,000	6,688,902
CA Manteca Unified School District
Series 2006, Insured: MBIA	0.000	8/1/24	(a	)		—	—	5,000,000	2,315,150	5,000,000	2,315,150
CA Monrovia Unified School District
Series 2005, Insured: MBIA	5.250	8/1/21				—	—	5,600,000	6,215,272	5,600,000	6,215,272
CA Natomas Unified School District
Series 1999, Insured: MBIA	5.850	3/1/15				—	—	250,000	284,627	250,000	284,627
CA San Mateo County Community College
Series 2006 A, Insured: MBIA	0.000	9/1/20	(a	)		—	—	9,310,000	5,318,989	9,310,000	5,318,989
CA Union Elementary School District
Series 1999 A, Insured: FGIC	0.000	9/1/20	(a	)		—	—	1,000,000	571,320	1,000,000	571,320
CA West Contra Costa Unified School District
Series 2005, Insured: FGIC	0.000	8/1/20	(a	)		—	—	7,285,000	4,177,219	7,285,000	4,177,219
CO Adams County School District No.12
Series 1995 A, Insured: MBIA	0.000	12/15/12	(a	)		—	—	1,300,000	1,070,940	1,300,000	1,070,940
CO Jefferson County School District
General Obligations Bonds, Insured: MBIA	6.500	12/15/11				10,000,000	11,121,500	—	—	10,000,000	11,121,500
FL Palm Beach County
Series 1998	5.500	12/1/11				—	—	2,000,000	2,152,480	2,000,000	2,152,480
FL Palm Beach County, Public Improvement Revenue Bonds
Parking Facilities Expansion Project, Insured: MBIA	5.000	12/1/26				5,790,000	6,016,794	—	—	5,790,000	6,016,794
FL Reedy Creek Improvement District
Series 2004 A, Insured: MBIA	5.000	6/1/17				—	—	1,000,000	1,068,200	1,000,000	1,068,200
IL Chicago Board of Education
Series 1996, Insured: MBIA	6.250	12/1/12				—	—	2,100,000	2,353,218	2,100,000	2,353,218
Series 2005 A, Insured: AMBAC	5.500	12/1/22				—	—	5,000,000	5,672,600	5,000,000	5,672,600
IL Chicago City Colleges Capital Improvement
Series 1999, Insured: FGIC	6.000	1/1/11				—	—	5,195,000	5,506,025	5,195,000	5,506,025
IL Chicago Park District
Series 1997, Insured: AMBAC	5.250	1/1/12				—	—	360,000	360,972	360,000	360,972
IL Chicago
Series 1999, Insured: FGIC	5.250	1/1/18				—	—	7,540,000	8,274,321	7,540,000	8,274,321
Series 2000 C, Insured: FGIC	5.750	1/1/13				—	—	190,000	202,166	190,000	202,166
Series 2004 A, Insured: FSA	5.250	1/1/17				—	—	1,000,000	1,079,560	1,000,000	1,079,560
IL Du Page County School District

Series 1997, Insured: FGIC	6.750	2/1/11			-	-	1,145,000	1,255,344	1,145,000	1,255,344
IL Kendall & Kane Counties Community Unified School District No. 115
Series 2002, Insured: FGIC	0.000	1/1/17	(a	)	—	—	3,650,000	2,473,495	3,650,000	2,473,495
KS Johnson County Unified School
District No. 231, Series 2001 A, Insured: FSA	5.500	10/1/15			—	—	50,000	55,962	50,000	55,962
District No. 232, Series 2004, Insured: MBIA	5.000	9/1/15			—	—	150,000	161,082	150,000	161,082
KS Leavenworth County Unified School District No. 464
Series 2005 A, Insured: MBIA	5.000	9/1/19			—	—	1,030,000	1,092,933	1,030,000	1,092,933
KS Montgomery County Unified School District No. 445
Series 2002, Insured: FGIC	6.250	4/1/12			—	—	1,065,000	1,180,638	1,065,000	1,180,638
KS Reno County Unified School District No. 313
Series 1996 B, Insured: FSA	5.900	9/1/09			—	—	925,000	965,681	925,000	965,681
Series 1996 B, Insured: FSA	5.900	9/1/10			—	—	995,000	1,060,431	995,000	1,060,431
KS Shawnee County Unified School District No. 437
Series 2001, Insured: FSA	5.500	9/1/13			—	—	1,555,000	1,660,973	1,555,000	1,660,973
KS Shawnee County
Series 1998 A	5.125	9/1/10			—	—	1,320,000	1,376,232	1,320,000	1,376,232
KS Wyandotte County Unified School District No. 204
Series 2000 A, Insured: FSA	6.375	9/1/11			—	—	135,000	148,777	135,000	148,777
KY Turnpike Authority
Series 2001 A, Insured: AMBAC	5.500	7/1/13			—	—	1,000,000	1,094,950	1,000,000	1,094,950
MI Detroit City School District
Series 2002 A, Insured: FGIC	6.000	5/1/19			—	—	2,000,000	2,331,660	2,000,000	2,331,660
Series 2003 B, Insured: FGIC	5.250	5/1/14			—	—	2,000,000	2,150,620	2,000,000	2,150,620
MN Elk River Independent School District No. 728
Series 2001 A, Insured: MBIA	5.000	2/1/17			—	—	2,000,000	2,086,300	2,000,000	2,086,300
MO Jackson County Special Obligation Revenue Bonds
Harry S. Truman Sports Complex, Insured: AMBAC	5.000	12/1/09			10,375,000	10,705,859	—	—	10,375,000	10,705,859
NC Cary Water & Public Improvement
Series 2001	5.000	3/1/13			—	—	4,300,000	4,528,244	4,300,000	4,528,244
ND West Fargo Public School Districy No. 6
Series 2002, Insured: FGIC	5.250	5/1/17			—	—	3,600,000	3,791,268	3,600,000	3,791,268
NH Manchester
Series 2004, Insured: MBIA	5.500	6/1/18			—	—	4,215,000	4,744,404	4,215,000	4,744,404
Series 2004, Insured: MBIA	5.500	6/1/19			—	—	4,450,000	5,019,733	4,450,000	5,019,733
NV Clark County School District
Series 2001 C, Insured: FGIC	5.375	6/15/13			—	—	8,895,000	9,635,331	8,895,000	9,635,331
Series 2003, Insured: MBIA	5.000	6/15/16			—	—	10,760,000	11,483,180	10,760,000	11,483,180
NY New York City
Series 2002 D	5.625	6/1/14			—	—	2,500,000	2,698,900	2,500,000	2,698,900
Series 2002 E, Insured: MBIA	5.625	8/1/15			—	—	1,000,000	1,086,260	1,000,000	1,086,260
Series 2002 G	5.750	8/1/18			—	—	620,000	668,416	620,000	668,416
Series 2002 G, Insured: MBIA	5.625	8/1/13			—	—	2,500,000	2,715,650	2,500,000	2,715,650
Series 2002 G, Insured: MBIA	5.750	8/1/11			—	—	14,400,000	15,523,200	14,400,000	15,523,200
Series 2005 D	5.000	8/1/13			—	—	4,000,000	4,257,720	4,000,000	4,257,720
Series 2005	5.000	8/1/20			—	—	10,000,000	10,495,400	10,000,000	10,495,400
OH Cleveland
Series 2005, Insured: AMBAC	5.500	10/1/16			—	—	7,710,000	8,652,933	7,710,000	8,652,933
OH Forest Hills Local School District
Series 1997, Insured: MBIA	6.000	12/1/10			—	—	1,460,000	1,568,858	1,460,000	1,568,858

OH Marion City School District
Series 2000, Insured: FSA	6.500	12/1/14			—	—	500,000	585,565	500,000	585,565
OH Mason City School District
Series 2005, Insured: FGIC	5.250	12/1/19			—	—	2,250,000	2,494,552	2,250,000	2,494,552
Series 2005, Insured: FGIC	5.250	12/1/21			—	—	3,000,000	3,335,610	3,000,000	3,335,610
OR Linn County Community School District No. 9 Lebanon
Series 2001, Insured: MBIA	5.250	6/15/17			—	—	1,120,000	1,181,410	1,120,000	1,181,410
OR Yamhill County School District No. 29J Newberg
Series 2005, Insured: FGIC	5.500	6/15/17			—	—	2,500,000	2,808,650	2,500,000	2,808,650
PA Central York School District
Series 2002, Insured: FGIC	5.000	6/1/10			—	—	500,000	518,985	500,000	518,985
PA Delaware County
Series 1999	5.125	10/1/16			—	—	500,000	513,705	500,000	513,705
PA Northampton County
Series 1999	5.000	8/15/16			—	—	345,000	353,397	345,000	353,397
PA Oxford Area School District
Series 2001 A, Insured: FGIC	5.250	2/15/11			—	—	500,000	526,935	500,000	526,935
PA Philadelphia School District
Series 2004 D, Insured: FGIC	5.000	6/1/15			—	—	250,000	266,465	250,000	266,465
PA Phiadelphia
Series 2003 A, Insured: XLCA	5.250	2/15/15			—	—	315,000	335,670	315,000	335,670
PA Pittsburg School District
Series 2002, Insured: FSA	5.500	9/1/12			—	—	500,000	541,545	500,000	541,545
PA Pittsburgh
Series 2005 A, Insured: MBIA	5.000	9/1/17			—	—	170,000	181,528	170,000	181,528
PA Scranton School District
Series 1998, Insured: AMBAC	4.750	4/1/08			—	—	235,000	236,321	235,000	236,321
PA Upper St. Clair Township School District
Series 2002, Insured: FSA	5.375	7/15/13			—	—	1,000,000	1,073,910	1,000,000	1,073,910
PA Westmoreland County
Series 1997, Insured: FGIC	0.000	12/1/18	(a	)	—	—	1,000,000	622,760	1,000,000	622,760
SC Charleston County School District
Series 2001	5.000	2/1/14			—	—	850,000	893,724	850,000	893,724
TN Anderson County
Series 2001, Insured: FSA	5.000	4/1/13			—	—	1,535,000	1,601,957	1,535,000	1,601,957
TN Blount County Public Building Authority
Local Government Public Improvement, Series 2004 B-5-A, Insured: FGIC	5.000	6/1/16			—	—	1,075,000	1,142,531	1,075,000	1,142,531
TN Chattanooga
Series 2005 A, Insured: FSA	5.000	9/1/14			—	—	4,150,000	4,474,737	4,150,000	4,474,737
TN Dickson County
Series 2002, Insured: FGIC	5.000	3/1/14			—	—	1,000,000	1,074,090	1,000,000	1,074,090
Series 2003, Insured: FGIC	5.000	6/1/14			—	—	1,000,000	1,065,160	1,000,000	1,065,160
TN Franklin Special School District
Series 1999, Insured: FSA	0.000	6/1/20	(a	)	—	—	2,000,000	1,153,760	2,000,000	1,153,760
TN Hamilton County
Series 1998 B	5.100	8/1/24			—	—	500,000	547,375	500,000	547,375
TN Kingsport
Series 2004, Insured: AMBAC	5.000	3/1/14			—	—	1,000,000	1,071,730	1,000,000	1,071,730
TN Lawrenceburg Public Building Authority
Series 2001 B, Insured: FSA	5.500	7/1/16			—	—	1,330,000	1,416,011	1,330,000	1,416,011

TN Madison County
Series 2002	5.000	4/1/13			—	—	390,000	411,610	390,000	411,610
TN Overton County
Series 2004, Insured: MBIA	5.000	4/1/16			—	—	1,000,000	1,077,190	1,000,000	1,077,190
TN Shelby County
Series 1999 B	5.250	4/1/11			—	—	1,000,000	1,056,190	1,000,000	1,056,190
TX Aldine Independent School District
Series 2005, Guarantor: PSFG	5.250	2/15/15			—	—	1,655,000	1,787,549	1,655,000	1,787,549
TX Barbers Hill Independent School District
Series 2003, Guarantor: PSFG	5.000	2/15/22			—	—	1,030,000	1,069,439	1,030,000	1,069,439
TX Brownsville Independent School District
Series 2005, Guarantor: PSFG	5.000	8/15/15			—	—	1,000,000	1,078,650	1,000,000	1,078,650
TX Brownwood Independent School District
Series 2005, Insured: FGIC	5.250	2/15/17			—	—	1,310,000	1,414,119	1,310,000	1,414,119
TX Carrollton-Farmers Branch Independent School District
Series 2005 A, Insured: MBIA	5.000	2/15/14			—	—	1,280,000	1,370,675	1,280,000	1,370,675
TX Cedar Hill Independent School District
Series 2000, Guarantor: PSFG	0.000	8/15/16	(a	)	—	—	1,460,000	867,474	1,460,000	867,474
Series 2000, Guarantor: PSFG	0.000	8/15/17	(a	)	—	—	1,005,000	557,212	1,005,000	557,212
TX Comal Independent School District
Series 2001, Guarantor: PSFG	5.500	2/1/14			—	—	425,000	449,267	425,000	449,267
TX Conroe Independent School District
Series 2005 C, Guarantor: PSFG	5.000	2/15/19			—	—	1,650,000	1,739,463	1,650,000	1,739,463
TX Corpus Christi
Series 2002, Insured: FSA	5.500	9/1/15			—	—	1,655,000	1,784,884	1,655,000	1,784,884
TX Dickinson Independent School District
Series 2006, Guarantor: PSFG	5.000	2/15/20			—	—	2,405,000	2,540,089	2,405,000	2,540,089
TX Duncanville Independent School District
Series 2005, Guarantor: PSFG	0.000	2/15/22	(a	)	—	—	2,000,000	1,048,640	2,000,000	1,048,640
TX El Paso
Series 2005, Insured: FGIC	5.250	8/15/14			—	—	2,000,000	2,179,220	2,000,000	2,179,220
TX Fort Bend Independent School District
Series 2000, Guarantor: PSFG	5.250	8/15/19			—	—	1,000,000	1,037,700	1,000,000	1,037,700
TX Harris County
Series 2001	5.000	10/1/12			—	—	10,990,000	11,530,708	10,990,000	11,530,708
TX Houston
Series 2001 A, Insured: FSA	5.500	3/1/10			—	—	7,320,000	7,648,229	7,320,000	7,648,229
Series 2005 D, Insured: AMBAC	5.000	3/1/17			—	—	1,000,000	1,069,960	1,000,000	1,069,960
Series 2005 E, Insured: AMBAC	5.000	3/1/20			—	—	2,525,000	2,657,739	2,525,000	2,657,739
TX Houston Independent School District
General Obligations Bonds, Guarantor: PSF	4.500	2/15/25			5,000,000	4,970,000	—	—	5,000,000	4,970,000
TX Irving
Series 2005 A	5.000	11/15/18			—	—	2,000,000	2,130,640	2,000,000	2,130,640
TX Johnson City Independent School District
Series 2003, Guarantor: PSFG	3.000	2/15/09			—	—	50,000	49,599	50,000	49,599
TX Katy Independent School District
Series 1992, Guarantor: PSFG	0.000	8/15/11	(a	)	—	—	1,775,000	1,541,357	1,775,000	1,541,357
TX La Joya Independent School District
Series 2005, Guarantor: PSFG	5.000	2/15/20			—	—	1,000,000	1,050,360	1,000,000	1,050,360
TX La Marque Independent School District
Series 2003, Guarantor: PSFG	5.000	2/15/21			—	—	1,740,000	1,799,456	1,740,000	1,799,456

TX Laredo
Series 2005, Insured: AMBAC	5.000	8/15/20				—	—	1,065,000	1,121,764	1,065,000	1,121,764
TX North Harris Montgomery Community College District
Series 2001, Insured: MBIA	5.375	2/15/16				—	—	420,000	436,401	420,000	436,401
Series 2002, Insured: FGIC	5.375	2/15/16				—	—	1,000,000	1,065,400	1,000,000	1,065,400
TX Northside Independent School District
Series 2002 A, Guarantor: PSFG	5.250	2/15/20				—	—	800,000	843,520	800,000	843,520
TX Pearland
Series 2005, Insured: MBIA	5.000	3/1/24				—	—	2,525,000	2,626,959	2,525,000	2,626,959
TX Rio Grande City Consolidated Independent School District
Series 2002, Guarantor: PSFG	5.000	8/15/19				—	—	1,190,000	1,245,026	1,190,000	1,245,026
TX San Antonio Independent School District
Series 2001 B, Guarantor: PSFG	0.000	8/15/11	(a	)		—	—	3,500,000	3,039,295	3,500,000	3,039,295
TX San Antonio
Series 2001	5.000	8/1/10				—	—	7,855,000	8,165,115	7,855,000	8,165,115
TX San Benito Consolidated Independent School District
Series 2005, Guarantor: PSFG	5.000	2/15/16				—	—	2,260,000	2,414,494	2,260,000	2,414,494
TX Sherman Independent School District
Series 2005 A, Guarantor: PSFG	5.000	2/15/16				—	—	1,000,000	1,068,360	1,000,000	1,068,360
TX Spring Branch Independent School District
Series 2001, Guarantor: PSFG	5.375	2/1/18				—	—	965,000	1,011,899	965,000	1,011,899
TX Waxahachie Independent School District
Series 2000, Guarantor: PSFG	0.000	8/15/15	(a	)		—	—	210,000	137,124	210,000	137,124
Series 2000, Guarantor: PSFG	0.000	8/15/17	(a	)		—	—	245,000	139,246	245,000	139,246
TX Webb County
Series 2005, Insured: AMBAC	5.000	2/1/17				—	—	1,600,000	1,701,600	1,600,000	1,701,600
TX West University Place
Series 2002	5.500	2/1/15				—	—	1,440,000	1,540,397	1,440,000	1,540,397
TX White Settlement Independent School District
Series 2003, Guarantor: PSFG	5.375	8/15/19				—	—	1,910,000	2,052,562	1,910,000	2,052,562
TX Williamson County
Series 2005, Insured: MBIA	5.000	2/15/16				—	—	1,985,000	2,120,695	1,985,000	2,120,695
VA Fairfax County Refunding & Public Improvement General Obligation Bonds
Series A	5.250	4/1/08				2,200,000	2,216,962	—	—	2,200,000	2,216,962
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC	0.000	12/1/16	(a	)		—	—	1,000,000	688,660	1,000,000	688,660
WA Clark County School District No. 117
Series 1998, Insured: AMBAC	5.000	12/1/12				—	—	1,805,000	1,921,386	1,805,000	1,921,386
WA King & Snohomish Counties School District
Series 1993, Insured: FGIC	5.600	12/1/10				—	—	6,150,000	6,442,801	6,150,000	6,442,801
WA Seattle
Series 1998 A	5.500	3/1/11				—	—	1,370,000	1,454,543	1,370,000	1,454,543
WA Spokane County School District No. 354
Series 1998, Insured: FGIC	5.250	12/1/11				—	—	1,600,000	1,703,744	1,600,000	1,703,744
Series 1998, Insured: FGIC	5.500	12/1/10				—	—	7,800,000	8,257,314	7,800,000	8,257,314
WI Milwaukee County
Series 2001 A	5.000	10/1/12				—	—	2,500,000	2,627,650	2,500,000	2,627,650
Series 2001 A	5.000	10/1/13				—	—	2,500,000	2,623,925	2,500,000	2,623,925

Local General Obligations Total							45,763,715		330,190,572		375,954,287

Special Non-Property Tax					9.5%
AZ Scottsdale Municipal Property Corp.
Series 2006	5.000	7/1/21				—	—	3,000,000	3,247,470	3,000,000	3,247,470

CA Bay Area Infrastructure Financing Authority
State Payment Acceleration Notes, Insured: FGIC	5.000	8/1/17			10,000,000	10,722,800	—	—	10,000,000	10,722,800
CA Economic Recovery
Series 2004, Insued: MBIA	5.000	7/1/11			—	—	1,500,000	1,578,840	1,500,000	1,578,840
Series 2004, Insued: MBIA	5.000	7/1/15			—	—	5,000,000	5,385,250	5,000,000	5,385,250
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A, Insured: FSA	5.000	7/1/17			—	—	6,280,000	6,703,523	6,280,000	6,703,523
Series 2003 A, Insured: FSA	5.000	7/1/18			—	—	7,700,000	8,106,483	7,700,000	8,106,483
CA San Francisco Bay Area Rapid Transit District
Series 2005 A, Insured: MBIA	5.000	7/1/20			—	—	2,040,000	2,151,670	2,040,000	2,151,670
CO Department of Transportation
Series 2002 B, Insured: MBIA	5.500	6/15/14			—	—	3,000,000	3,314,820	3,000,000	3,314,820
Series 2002 B, Insured: MBIA	5.500	6/15/15			—	—	1,000,000	1,113,080	1,000,000	1,113,080
CT Special Tax Obligation
Series 2001 B, Insured: FSA	5.375	10/1/12			—	—	1,000,000	1,066,150	1,000,000	1,066,150
FL Broward County Professional Sports Facilities
Series 2006 A, Insured: AMBAC	5.000	9/1/18			—	—	2,500,000	2,663,850	2,500,000	2,663,850
FL Hillsborough County Individual Development Authority
Series 2002 B, Insured: AMBAC	5.500	9/1/15			—	—	2,335,000	2,519,325	2,335,000	2,519,325
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002, Insured: FGIC	5.375	10/1/18			—	—	3,450,000	3,693,087	3,450,000	3,693,087
Series 2002, Insured: FGIC	5.375	10/1/19			—	—	3,720,000	3,982,111	3,720,000	3,982,111
FL Jacksonville Sales Tax
Series 2001, Insured: FGIC	5.500	10/1/12			—	—	2,000,000	2,168,840	2,000,000	2,168,840
Series 2002, Insured: FGIC	5.375	10/1/18			—	—	1,000,000	1,070,460	1,000,000	1,070,460
Series 2003, Insured: MBIA	5.250	10/1/19			—	—	1,080,000	1,155,157	1,080,000	1,155,157
FL Jacksonville
Series 2003 C, AMT, Insured: MBIA	5.250	10/1/19			—	—	1,750,000	1,834,105	1,750,000	1,834,105
FL Lee County
Series 1997 A, Insured: MBIA	5.750	10/1/11			—	—	1,000,000	1,080,890	1,000,000	1,080,890
FL Miami-Dade County Transit Sales Surtax
Revenue Bonds, Insured: XLCA	5.000	7/1/19			5,040,000	5,322,593	—	—	5,040,000	5,322,593
FL Osceola County Tourist Development Tax
Series 2002 A, Insured: FGIC	5.500	10/1/14			—	—	1,555,000	1,682,634	1,555,000	1,682,634
FL Palm Beach County Public Improvement
Series 2004	5.000	8/1/17			—	—	1,000,000	1,071,040	1,000,000	1,071,040
FL Pasco County Sales Tax
Series 2003, Insured: AMBAC	5.000	12/1/16			—	—	1,240,000	1,311,263	1,240,000	1,311,263
FL Polk County Transportation Improvement
Series 2004, Insured: FSA	5.000	12/1/25			—	—	1,000,000	1,036,930	1,000,000	1,036,930
FL Tampa Sports Authority
Series 1995, Insured: MBIA	5.750	10/1/15			—	—	2,500,000	2,746,725	2,500,000	2,746,725
Series 1995, Insured: MBIA	5.750	10/1/20			—	—	1,000,000	1,150,110	1,000,000	1,150,110
GA Metropolitan Atlanta Rapid Transit Authority
Series 1998 A, Insured: MBIA	6.250	7/1/10			—	—	1,000,000	1,070,690	1,000,000	1,070,690
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC	0.000	12/15/17	(a	)	—	—	2,540,000	1,659,433	2,540,000	1,659,433
IL Regional Transportation Authority
Series 1994 C, Insured: FGIC	7.750	6/1/11			—	—	1,750,000	1,990,905	1,750,000	1,990,905
IL State
Series 2002, Insured: FGIC	5.500	6/15/15			—	—	1,000,000	1,110,280	1,000,000	1,110,280
KS Wichita
Series 2003-772, Insured: FGIC	4.250	9/1/16			—	—	1,260,000	1,283,486	1,260,000	1,283,486

KS Wyandotte County Unified Government
Series 2005 B	4.750	12/1/16			—	—	2,000,000	2,007,920	2,000,000	2,007,920
MA Bay Transportation Authority
Series 2000 A	5.750	7/1/14			—	—	250,000	263,733	250,000	263,733
MA State
Series 2005 A, Insured: FSA	5.500	6/1/16			—	—	13,615,000	15,224,293	13,615,000	15,224,293
MD Department of Transportation
Series 2002	5.500	2/1/10			—	—	10,925,000	11,419,684	10,925,000	11,419,684
Series 2002	5.500	2/1/15			—	—	3,750,000	4,174,800	3,750,000	4,174,800
MI Trunk Line
Series 1998 A	5.250	11/1/10			—	—	1,500,000	1,575,765	1,500,000	1,575,765
Series 1998 A	5.500	11/1/16			—	—	2,000,000	2,236,580	2,000,000	2,236,580
Series 2005, Insured: FSA	5.250	11/1/17			—	—	5,050,000	5,584,492	5,050,000	5,584,492
NJ Economic Development Authority
Series 2004	5.375	6/15/15			—	—	4,000,000	4,207,680	4,000,000	4,207,680
Series 2004	5.500	6/15/16			—	—	5,500,000	5,824,665	5,500,000	5,824,665
NM Bernalillio County
Series 1998	5.250	4/1/27			—	—	3,000,000	3,304,140	3,000,000	3,304,140
NM Dona Ana County
Series 1998, Insured: AMBAC	5.500	6/1/16			—	—	750,000	839,235	750,000	839,235
NM Transportation Commission
Series 2000 A	6.000	6/15/10			—	—	6,000,000	6,380,160	6,000,000	6,380,160
NY Local Government Assistance Corp.
Series 1992 C	6.000	4/1/12			—	—	150,000	159,764	150,000	159,764
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC	5.250	11/15/16			—	—	3,000,000	3,316,320	3,000,000	3,316,320
Series 2004 A, Insured: FGIC	5.250	11/15/17			—	—	4,000,000	4,434,800	4,000,000	4,434,800
NY Nassau County Interim Finance Authority
Sales Tax Revenue, Series B, Insured: AMBAC	5.000	11/15/14			5,720,000	6,122,230	—	—	5,720,000	6,122,230
NY New York City Transitional Finance Authority
Series 1998 A	5.500	11/15/16			—	—	1,330,000	1,438,475	1,330,000	1,438,475
Series 2002 A (14.000% 11/01/11)	5.500	11/1/26	(c	)	—	—	10,000,000	10,629,800	10,000,000	10,629,800
Series 2004 C	5.250	2/1/18			—	—	3,500,000	3,741,605	3,500,000	3,741,605
NY Urban Development Corp.
Series 2004 A, Insured: MBIA	5.500	3/15/20			—	—	29,450,000	33,265,247	29,450,000	33,265,247
PA Pittsburg & Allegheny County
Series 1999, Insured: AMBAC	5.250	2/1/12			—	—	500,000	518,715	500,000	518,715
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: FSA	5.500	7/1/12			—	—	1,000,000	1,083,130	1,000,000	1,083,130
Series 2005 L, Insured: CIFG	5.250	7/1/18			—	—	2,000,000	2,223,500	2,000,000	2,223,500
Series 2006 BB, Insured: FSA	5.250	7/1/22			—	—	10,000,000	11,128,900	10,000,000	11,128,900
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: AMBAC	5.500	7/1/18			—	—	8,705,000	9,797,042	8,705,000	9,797,042
Series 2005 C, Insured: FGIC	5.500	7/1/21			—	—	9,000,000	10,246,950	9,000,000	10,246,950
TX Corpus Christi Business & Job Development Corp.
Series 2002, Insured: AMBAC	5.500	9/1/14			—	—	2,065,000	2,253,452	2,065,000	2,253,452
Series 2002, Insured: AMBAC	5.500	9/1/18			—	—	1,250,000	1,354,063	1,250,000	1,354,063
TX Harris County
Series 2004 B, Insured: FSA	5.000	8/15/32			—	—	2,000,000	2,114,840	2,000,000	2,114,840
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC	0.000	9/1/17	(a	)	—	—	2,000,000	1,320,440	2,000,000	1,320,440
Series 2001 B, Insured: AMBAC	5.250	9/1/19			—	—	1,195,000	1,253,591	1,195,000	1,253,591
Series 2001 B, Insured: AMBAC	5.250	9/1/20			—	—	1,265,000	1,327,023	1,265,000	1,327,023

VA Peninsula Town Center Community Development Authority
Series 2007	6.250	9/1/24		—	—	2,375,000	2,437,842	2,375,000	2,437,842

Special Non-Property Tax Total					22,167,623		236,037,253		258,204,876

Special Property Tax			1.5%
CA Oceanside Community Development Comission Tax Allocation
Series 2003	5.200	9/1/17		—	—	930,000	957,249	930,000	957,249
FL Ave Maria Stewardship Community Development District
Series 2006	4.800	11/1/12		—	—	1,000,000	946,770	1,000,000	946,770
FL Oakmont Grove Community Development District
Series 2007 B	5.250	5/1/12		—	—	2,000,000	1,935,460	2,000,000	1,935,460
FL Parker Road Community Development District
Series 2007 B	5.350	5/1/15		—	—	2,000,000	1,906,140	2,000,000	1,906,140
FL Six Mile Creek Community Development District
Series 2007	5.500	5/1/17		—	—	2,000,000	1,846,660	2,000,000	1,846,660
Series 2007	5.650	5/1/22		—	—	1,500,000	1,348,965	1,500,000	1,348,965
FL Sweetwater Creek Community Development District
Series 2007 B-1	5.300	5/1/17		—	—	3,485,000	3,137,336	3,485,000	3,137,336
Series 2007 B-2	5.125	5/1/13		—	—	2,680,000	2,507,435	2,680,000	2,507,435
FL Tolomato Community Development District
Series 2007	6.450	5/1/23		—	—	7,500,000	7,413,225	7,500,000	7,413,225
FL Viera East Community Development District
Series 2006, Insured: MBIA	5.750	5/1/19		—	—	1,910,000	2,162,922	1,910,000	2,162,922
FL Waterset North Community Development District
Series 2007 B	6.550	11/1/15		—	—	10,000,000	9,902,200	10,000,000	9,902,200
FL West Palm Beach Community Redevelopment
Series 2005 A	5.000	3/1/25		—	—	980,000	1,003,412	980,000	1,003,412
MO Fenton
Tax Increment Revenue, Series 2006	4.500	4/1/21		—	—	1,385,000	1,391,219	1,385,000	1,391,219
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street, Series 2003 A	5.000	6/15/13		—	—	3,685,000	3,803,510	3,685,000	3,803,510

Special Property Tax Total					—		40,262,503		40,262,503

State Appropriated			6.7%
AZ University Arizona
Certifiactes of Participation, Series 2002 A, Insured: AMBAC	5.500	6/1/15		—	—	45,000	48,384	45,000	48,384
CA Public Works Board
Department of Mental Health, Coalinga State Hospital, Series 2004 A	5.500	6/1/19		—	—	2,000,000	2,175,200	2,000,000	2,175,200
Department of Mental Health, Coalinga State Hospital, Series 2003 C	5.500	6/1/18		—	—	1,500,000	1,624,245	1,500,000	1,624,245
Department of Mental Health, Coalinga State Hospital, Series 2006 F, Insured: FGIC	5.250	11/1/18		—	—	4,000,000	4,449,720	4,000,000	4,449,720
Department of Mental Health, Coalinga State Hospital, Series 2007 A, Insured: FGIC	5.250	6/1/21		—	—	9,000,000	9,970,290	9,000,000	9,970,290
FL Department Management Service Division
Series 2003 A, Insured: FSA	5.250	9/1/15		—	—	1,515,000	1,656,849	1,515,000	1,656,849
Series 2005 A, Insured: AMBAC	5.000	9/1/21		—	—	3,000,000	3,159,570	3,000,000	3,159,570
MI State Building Authority
Facilities Program, Series I, Insured: FSA	5.250	10/15/14		10,000,000	10,801,500	—	—	10,000,000	10,801,500
NJ Economic Development Authority
Series 2001 A, Insured: AMBAC	5.500	6/15/13		—	—	1,000,000	1,092,270	1,000,000	1,092,270
Series 2005 K, Insured: AMBAC	5.500	12/15/19		—	—	2,500,000	2,829,025	2,500,000	2,829,025
NJ Transportation Trust Fund Authority
Series 1995, Insured: MBIA	6.500	6/15/10		—	—	1,000,000	1,074,750	1,000,000	1,074,750
Series 2001 C, Insured: FSA	5.500	12/15/18		—	—	2,000,000	2,263,280	2,000,000	2,263,280
Series 2003 A, Insured: AMBAC	5.500	12/15/15		—	—	3,260,000	3,639,464	3,260,000	3,639,464

Series 2006 A	5.500	12/15/21		—	—	11,030,000	12,532,617	11,030,000	12,532,617
Series 2006 A, Insured:MBIA	5.250	12/15/21		—	—	10,000,000	11,098,200	10,000,000	11,098,200
Insured: FSA-CR	5.250	12/15/22		4,000,000	4,447,440	—	—	4,000,000	4,447,440
Grant Anticipation Bonds, Series A, Insured: FGIC	5.000	6/15/10		9,530,000	9,899,383	—	—	9,530,000	9,899,383
NY Dormitory Authority State Supported Debt
St. University Educational Facilities, Series 2005 A, Insured: FGIC	5.500	5/15/17		—	—	10,000,000	11,226,900	10,000,000	11,226,900
NY Dormitory Authority
City University, Series 2002 B, Insured: AMBAC	5.250	11/15/26		—	—	1,000,000	1,065,920	1,000,000	1,065,920
City University, Series 1993 A	5.250	5/15/15		—	—	5,850,000	6,301,328	5,850,000	6,301,328
City University, Series 1993 A, Insured: FSA	5.250	5/15/15		—	—	4,000,000	4,333,720	4,000,000	4,333,720
City University, Series 1995 A, Insured: AMBAC	5.625	7/1/16		—	—	1,250,000	1,376,975	1,250,000	1,376,975
City University, Series 1995 A, Insured: FGIC	5.625	7/1/16		—	—	5,000,000	5,552,100	5,000,000	5,552,100
City University, Series 1995 A, Insured: FSA	5.625	7/1/16		—	—	500,000	555,210	500,000	555,210
City University, Series 2005 A, Insured: FGIC	5.500	5/15/22		—	—	6,730,000	7,658,875	6,730,000	7,658,875
NY Tollway Authority
Series 2002	5.500	4/1/13		—	—	4,510,000	4,824,573	4,510,000	4,824,573
NY Urban Development Corp.
Series 1995	5.750	4/1/11		—	—	500,000	533,920	500,000	533,920
Series 2002 A	5.000	1/1/17		—	—	4,000,000	4,159,920	4,000,000	4,159,920
OR Department of Administrative Services
Certificates of Participation, Series 2002 C, Insured: MBIA	5.250	11/1/10		—	—	10,000,000	10,502,100	10,000,000	10,502,100
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A	5.750	8/1/27		—	—	4,175,000	4,428,590	4,175,000	4,428,590
Series 2004 A, Insured: AMBAC	5.250	8/1/30		—	—	4,240,000	4,506,314	4,240,000	4,506,314
UT Building Ownership Authority
Series 1998, Insured: FSA	5.500	5/15/14		—	—	5,000,000	5,498,600	5,000,000	5,498,600
VA Public School Authority
1997 Resolution, Series C	5.000	8/1/16		6,285,000	6,762,786	—	—	6,285,000	6,762,786
Series 2001 A	5.000	8/1/17		—	—	3,500,000	3,698,345	3,500,000	3,698,345
Series 2005	5.250	8/1/16		—	—	13,995,000	15,432,426	13,995,000	15,432,426

State Appropriated Total					31,911,109		149,269,680		181,180,789

State General Obligations			10.5%
CA State
Series 2002, Insured: AMBAC	6.000	2/1/18		—	—	5,000,000	5,847,550	5,000,000	5,847,550
Series 2003	5.250	11/1/18		—	—	1,000,000	1,067,850	1,000,000	1,067,850
Series 2003	5.000	2/1/20		—	—	750,000	787,260	750,000	787,260
Series 2007	4.500	8/1/26		—	—	18,000,000	17,237,340	18,000,000	17,237,340
General Obligation Bonds	5.000	6/1/08		4,740,000	4,782,470	—	—	4,740,000	4,782,470
General Obligation Bonds	5.000	8/1/21		5,000,000	5,178,250	—	—	5,000,000	5,178,250
CT State
Series 2006 D	5.000	11/1/19		—	—	3,500,000	3,759,630	3,500,000	3,759,630
FL Board of Education Capital Outlay
Series 1998 B	5.250	6/1/11		—	—	3,990,000	4,218,986	3,990,000	4,218,986
FL Board of Education
Series 2005 B	5.000	1/1/14		—	—	17,395,000	18,620,826	17,395,000	18,620,826
Series 2005 C	5.000	6/1/13		—	—	11,830,000	12,618,706	11,830,000	12,618,706
FL Department of Transportation
Series 2002	5.250	7/1/13		—	—	7,290,000	7,847,539	7,290,000	7,847,539
FL State
Series 2004 A	5.000	7/1/30		—	—	1,000,000	1,031,400	1,000,000	1,031,400
GA State
Series 1998 B	5.750	8/1/10		—	—	2,000,000	2,122,280	2,000,000	2,122,280

HI State
General Obligation Bonds, Series CY, Insured: FSA	5.500	2/1/12			10,000,000	10,757,100	—	—	10,000,000	10,757,100
MA Bay Transportation Authority
Series 1991 A, Insured: MBIA	7.000	3/1/21			—	—	5,750,000	7,098,720	5,750,000	7,098,720
Series 1998 A, Insured: MBIA	5.500	3/1/12			—	—	1,290,000	1,390,310	1,290,000	1,390,310
Series 1998 A, Insured: MBIA	5.500	3/1/14			—	—	750,000	826,582	750,000	826,582
MA State
Series 1998 C	5.250	8/1/17			—	—	1,775,000	1,965,866	1,775,000	1,965,866
Series 2002 D, Insured: AMBAC	5.500	8/1/18			—	—	6,500,000	7,326,540	6,500,000	7,326,540
Series 2003 D	5.500	10/1/17			—	—	5,000,000	5,645,950	5,000,000	5,645,950
Series 2003, Insured: AMBAC	5.500	10/1/19			—	—	3,900,000	4,410,510	3,900,000	4,410,510
Series 2004 A	5.250	8/1/13			—	—	11,605,000	12,577,151	11,605,000	12,577,151
Series 2004 A, Insured: AMBAC	5.250	8/1/20			—	—	10,000,000	11,079,900	10,000,000	11,079,900
Series 2004 A, Insured: FSA	5.250	8/1/20			—	—	5,000,000	5,539,950	5,000,000	5,539,950
Series 2004 C, Insured: FSA	5.500	12/1/16			—	—	10,000,000	11,231,500	10,000,000	11,231,500
General Obligation Bonds	4.140	11/1/25	(f	)	10,000,000	9,702,000	—	—	10,000,000	9,702,000
MI State
Series 2001	5.500	12/1/15			—	—	1,250,000	1,395,000	1,250,000	1,395,000
MN State
Series 2000	5.500	11/1/13			—	—	1,000,000	1,056,490	1,000,000	1,056,490
MS State
Series 2002 A	5.500	12/1/14			—	—	3,000,000	3,326,190	3,000,000	3,326,190
NJ State
Series 2001 H	5.250	7/1/14			—	—	5,000,000	5,447,750	5,000,000	5,447,750
Series D	6.000	2/15/11			10,000,000	10,766,500	—	—	10,000,000	10,766,500
OH State
Series 2001 A	5.000	6/15/12			—	—	5,000,000	5,174,750	5,000,000	5,174,750
OR State
Series 1996 B,AMT	5.700	8/1/16			—	—	295,000	297,254	295,000	297,254
Series 1997 A, AMT	5.050	8/1/11			—	—	90,000	91,549	90,000	91,549
PA State
Series 2002	5.500	2/1/15			—	—	3,000,000	3,337,830	3,000,000	3,337,830
Series 2004, Insured: FSA	5.375	7/1/18			—	—	12,000,000	13,398,480	12,000,000	13,398,480
Series 2004, Insured: MBIA	5.375	7/1/16			—	—	10,000,000	11,122,000	10,000,000	11,122,000
Series 4	5.000	6/1/09			5,070,000	5,200,147	—	—	5,070,000	5,200,147
PR Commonwealth of Puerto Rico
Series 1997, Insured: MBIA	6.500	7/1/15			—	—	4,190,000	4,951,323	4,190,000	4,951,323
Series 2001 A	5.500	7/1/13			—	—	6,395,000	6,856,591	6,395,000	6,856,591
Series B	5.250	6/1/16			5,000,000	5,332,900	—	—	5,000,000	5,332,900
SC Highway
General Obligation Bonds, Series B	5.000	4/1/16			5,000,000	5,258,300	—	—	5,000,000	5,258,300
TX Public FinanceAuthority
General Obligation Bonds, Series A	5.000	10/1/23			4,815,000	4,991,807	—	—	4,815,000	4,991,807
TX Water Financial Assistance
Series 1999	5.250	8/1/21			—	—	350,000	357,896	350,000	357,896
UT State
Series 2002 B	5.375	7/1/11			—	—	10,000,000	10,646,600	10,000,000	10,646,600
VI Public Finance Authority
Series 2004 A	5.000	10/1/10			—	—	200,000	205,226	200,000	205,226
WA Various Purposes General Obligation Bonds
Series R-03-A, Insured: MBIA	5.000	1/1/18			10,000,000	10,422,600	—	—	10,000,000	10,422,600

State General Obligations Total						72,392,074		211,917,275		284,309,349

Tax-Backed Total						172,234,521		1,016,988,958		1,189,223,479

Transportation					6.3%
Air Transportation					0.3%
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 1997	5.350	9/1/12				—	—	6,180,000	6,394,631	6,180,000	6,394,631
FedEx Corp., Series 2002	5.050	9/1/12				—	—	1,000,000	1,027,610	1,000,000	1,027,610

Air Transportation Total							—		7,422,241		7,422,241

Airports					2.1%
AZ Tucson Airport Authority, Inc.
Series 2001, AMT, Insured: AMBAC	5.500	6/1/12				—	—	500,000	527,180	500,000	527,180
CO Denver City & County
Series 2000 A, AMT, Insured: AMBAC	6.000	11/15/15				—	—	3,075,000	3,261,037	3,075,000	3,261,037
FL Greater Orlando Aviation Authority
Series 2003 A, Insured: FSA	5.000	10/1/13				—	—	1,500,000	1,596,570	1,500,000	1,596,570
IL Chicago O’Hare International Airport
Revenue Bonds, Series B, Insured: MBIA	5.250	1/1/17				10,000,000	10,902,700	—	—	10,000,000	10,902,700
Series 1993 C, Insured: MBIA	5.000	1/1/11				—	—	5,640,000	5,880,941	5,640,000	5,880,941
MA Port Authority
Series 2007 D, Insured: FSA	5.000	7/1/17				—	—	8,000,000	8,675,840	8,000,000	8,675,840
MO St. Louis Lambert International Airport
Series A, Insured: FSA	5.000	7/1/21				12,150,000	12,855,672	—	—	12,150,000	12,855,672
Series A, Insured: FSA	5.000	7/1/25				2,000,000	2,095,140	—	—	2,000,000	2,095,140
OK Airport Trust
Series 2000 B, AMT, Insured: FSA	5.375	7/1/11				—	—	4,670,000	4,856,987	4,670,000	4,856,987
TX Houston Airport Systems
Sub-Lien, Series 2002, Insured: FSA	5.000	7/1/27				—	—	5,000,000	5,118,650	5,000,000	5,118,650

Airports Total							25,853,512		29,917,205		55,770,717

Toll Facilities					2.4%
CA San Joaquin Hills Transportation Corridor Agency
Toll Road Revenue Bonds, Series A, Insured: MBIA	0.000	1/15/12	(a	)		7,600,000	6,524,828	—	—	7,600,000	6,524,828
CO E-470 Public Highway Authority
Series 1997 B, Insured: MBIA	0.000	9/1/12	(a	)		—	—	10,000,000	8,324,600	10,000,000	8,324,600
Series 2000 B, Insured: MBIA	0.000	9/1/18	(a	)		—	—	1,500,000	940,380	1,500,000	940,380
CO Northwest Parkway Public Highway Authority
Series 2001 C, Insured: AMBAC (5.700% 06/15/11)	0.000	6/15/21	(d	)		—	—	4,000,000	3,715,280	4,000,000	3,715,280
FL Orlando & Orange County Expressway Authority
Series 1990, Insured: FGIC	6.500	7/1/10				—	—	2,000,000	2,150,840	2,000,000	2,150,840
FL Turnpike Authority
Series 2005 A, Insured: AMBAC	5.000	7/1/21				—	—	3,000,000	3,172,680	3,000,000	3,172,680
IL Toll Highway Authority Revenue Bonds
Series A-1, Insured: FSA	5.000	1/1/18				2,000,000	2,139,100	—	—	2,000,000	2,139,100
KS Turnpike Authority
Series 2002, Insured: FSA	5.250	9/1/15				—	—	1,855,000	2,043,190	1,855,000	2,043,190
Series 2002, Insured: FSA	5.250	9/1/16				—	—	1,230,000	1,358,523	1,230,000	1,358,523
NJ Turnpike Authority
Series 2000 A, Insured: MBIA	6.000	1/1/11				—	—	2,125,000	2,282,165	2,125,000	2,282,165
Series 2000 A, Insured: MBIA	6.000	1/1/13				—	—	275,000	305,165	275,000	305,165
NY Thruway Authority
Second General Highway & Bridge Trust Fund, Series 2003 A, Insured: MBIA	5.250	4/1/12				—	—	2,145,000	2,292,790	2,145,000	2,292,790
Second General Highway & Bridge Trust Fund, Series 2005 B, Insured: AMBAC	5.500	4/1/20				—	—	10,840,000	12,259,606	10,840,000	12,259,606
Second General Highway & Bridge Trust Fund, Series 2007 B	5.000	4/1/19				—	—	5,000,000	5,362,650	5,000,000	5,362,650

NY Triborough Bridge & Tunnel Authority
Highway Revenue Bonds, Series B	5.000	11/15/20		6,000,000	6,299,220	—	—	6,000,000	6,299,220
OH Turnpike Commission
Series 1998 A, Insured: FGIC	5.500	2/15/21		—	—	2,000,000	2,264,780	2,000,000	2,264,780
Series 1998 A, Insured: FGIC	5.500	2/15/24		—	—	1,000,000	1,141,980	1,000,000	1,141,980
PA Delaware River Joint Toll Brige Commission
Series 2003	5.250	7/1/11		—	—	500,000	528,960	500,000	528,960
PA Turnpike Commission
Series 2001 S	5.500	6/1/15		—	—	1,000,000	1,071,760	1,000,000	1,071,760

Toll Facilities Total					14,963,148		49,215,349		64,178,497

Transportation			1.6%
AR State
2000 A	5.500	8/1/11		—	—	10,000,000	10,327,400	10,000,000	10,327,400
FL Osceola County Transportation
Series 2004, Insured: MBIA	5.000	4/1/18		—	—	1,000,000	1,056,070	1,000,000	1,056,070
IN Transportation Finance Authority
Series 2000	5.750	12/1/14		—	—	2,485,000	2,632,808	2,485,000	2,632,808
KS Department of Transportation
Series 2004 A	5.500	3/1/18		—	—	11,775,000	13,225,444	11,775,000	13,225,444
MA State
Series 2000 A	5.750	6/15/13		—	—	350,000	371,700	350,000	371,700
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC	5.500	9/15/15		—	—	6,725,000	7,450,897	6,725,000	7,450,897
NY Metropolitan Transportation Authority
Series 2007 A, Insured: FSA	5.000	11/15/20		—	—	5,000,000	5,358,700	5,000,000	5,358,700
Series 2007 A, Insured: FSA	5.000	11/15/21		—	—	3,000,000	3,205,020	3,000,000	3,205,020

Transportation Total					—		43,628,039		43,628,039

Transportation Total					40,816,660		130,182,834		170,999,494

Utilities			12.4%
Independent Power Producers			0.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC	5.250	7/1/14		—	—	6,680,000	7,311,193	6,680,000	7,311,193

Independent Power Producers Total					—		7,311,193		7,311,193

Investor Owned			1.6%
CO Adams County Pollution Control
Public Service Co., Series 2005 A, Insured: MBIA	4.375	9/1/17		—	—	11,550,000	11,796,939	11,550,000	11,796,939
CO Colorado Springs Utilities Revenue Bonds
Series A	5.250	11/15/10		10,000,000	10,487,000	—	—	10,000,000	10,487,000
NH Business Finance Authority
Series 2001 C, Insured: MBIA	5.450	5/1/21		—	—	1,500,000	1,604,520	1,500,000	1,604,520
TX Brazos River Authority
TXU Energy Co. LLC, Series 2001 C, AMT	5.750	5/1/36		—	—	5,195,000	5,138,634	5,195,000	5,138,634
TXU Energy Co. LLC, Series 2003 D	5.400	10/1/29		—	—	6,100,000	5,895,162	6,100,000	5,895,162
TX Sabine River Authority
TXU Energy Co. LLC, Series 2001 A	5.500	5/1/22		—	—	6,265,000	6,181,363	6,265,000	6,181,363
TXU Energy Co. LLC, Series 2001 B, AMT	5.750	5/1/30		—	—	2,995,000	2,962,504	2,995,000	2,962,504

Investor Owned Total					10,487,000		33,579,122		44,066,122

Joint Power Authority			1.0%
AZ Power Reserves Authority

Series 2001	5.000	10/1/10				—	—	500,000	521,175	500,000	521,175

FL Municipal Power Agency
Series 2002, Insured: AMBAC	5.500	10/1/21				—	—	1,850,000	1,994,078	1,850,000	1,994,078
GA Municipal Electric Authority
Series 1998 Y, Insured: AMBAC	6.400	1/1/13				—	—	4,205,000	4,636,012	4,205,000	4,636,012
MI Public Power Agency
Series 2002 A, Insured: MBIA	5.250	1/1/16				—	—	1,000,000	1,095,050	1,000,000	1,095,050
OK Grand River Dam Authority
Series 2002 A, Insured: FSA	5.000	6/1/12				—	—	1,000,000	1,060,070	1,000,000	1,060,070
TX Municipal Power Agency
Series 1993, Insured: MBIA	0.000	9/1/15	(a	)		—	—	250,000	182,238	250,000	182,238
TX Sam Rayburn Municipal Power Agency
Series 2002	5.500	10/1/11				—	—	8,355,000	8,522,351	8,355,000	8,522,351
Series 2002	6.000	10/1/16				—	—	3,000,000	3,127,860	3,000,000	3,127,860
WA Energy Northwest Electric
Series 2002 A, Insured: MBIA	5.500	7/1/16				—	—	4,675,000	5,011,693	4,675,000	5,011,693
Series 2002 A, Insured: MBIA	5.750	7/1/18				—	—	1,000,000	1,082,610	1,000,000	1,082,610

Joint Power Authority Total							—		27,233,137		27,233,137

Municipal Electric					3.8%
CA Department of Water Resources
Series 2002 A	5.500	5/1/11				—	—	10,000,000	10,629,700	10,000,000	10,629,700
Series 2002 A	6.000	5/1/13				—	—	2,000,000	2,203,420	2,000,000	2,203,420
FL Gainesville Utilities Systems
Series 1992 B	6.500	10/1/11				—	—	3,000,000	3,318,540	3,000,000	3,318,540
FL JEA St. John’s River Power Park Systems
Series 1997, Insured: MBIA	5.000	10/1/19				—	—	1,000,000	1,053,100	1,000,000	1,053,100
FL Kissimmee Utilities Authority Electrical System
Series 2003, Insured: FSA	5.250	10/1/15				—	—	2,235,000	2,402,133	2,235,000	2,402,133
FL Orlando Utilities Commission Utility Systems
Series 2005 B	5.000	10/1/24				—	—	3,000,000	3,129,300	3,000,000	3,129,300
MN Northern Municipal Power Agency
Series 1998, Insured: FSA	5.250	1/1/12				—	—	2,490,000	2,587,384	2,490,000	2,587,384
NY Long Island Power Authority
Series 2006 A, Insured: FGIC	5.000	12/1/19				—	—	10,000,000	10,653,500	10,000,000	10,653,500
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA	6.000	7/1/12				—	—	3,000,000	3,312,000	3,000,000	3,312,000
Series 2002 KK, Insured: FSA	5.250	7/1/12				—	—	1,000,000	1,072,470	1,000,000	1,072,470
Series 2002 KK, Insured: FSA	5.500	7/1/15				—	—	10,000,000	11,163,200	10,000,000	11,163,200
Series 2003 NN, Insured: MBIA	5.250	7/1/19				—	—	1,000,000	1,109,660	1,000,000	1,109,660
Series 2007 VV, Insured: MBIA	5.250	7/1/26				—	—	10,450,000	11,671,605	10,450,000	11,671,605
TN Metropolitan Government Nashville & Davidson County
Series 1998 B	5.500	5/15/13				—	—	3,000,000	3,279,630	3,000,000	3,279,630
TX Austin
Series 2002 A, Insured: AMBAC	5.500	11/15/13				—	—	2,000,000	2,195,800	2,000,000	2,195,800
Series 2002, Insured: FSA	5.500	11/15/12				—	—	2,410,000	2,618,103	2,410,000	2,618,103
Subordinated Lien, Series 1998, Insured: MBIA	5.250	5/15/18				—	—	1,100,000	1,209,329	1,100,000	1,209,329
TX San Antonio Electric & Gas
Series 2002	5.375	2/1/14				—	—	2,500,000	2,726,800	2,500,000	2,726,800
Series A	5.250	2/1/16				5,190,000	5,340,510	—	—	5,190,000	5,340,510
Series 2005 B	5.000	2/1/18				—	—	10,000,000	10,564,700	10,000,000	10,564,700
WA Seattle Municipal Light & Power
Series 2001, Insured: FSA	5.250	3/1/11				—	—	10,365,000	10,917,144	10,365,000	10,917,144

Municipal Electric Total							5,340,510		97,817,518		103,158,028

Water & Sewer					5.7%
CA Citrus Heights Water District
Series 2000, Insured: FGIC	5.250	10/1/20				—	—	1,800,000	1,878,948	1,800,000	1,878,948
CA Department of Water Resources
Central Valley, Series 2002 X, Insured: FGIC	5.500	12/1/15				—	—	1,000,000	1,124,880	1,000,000	1,124,880
CA Department of Water Residential Power Supply
Series A, Insured: AMBAC	0.000	5/1/14	(a	)		6,000,000	6,518,220	—	—	6,000,000	6,518,220
CA Fresno Sewer
Revenue Bonds, Series A-1, Insured: AMBAC	5.250	9/1/19				5,000,000	5,490,950	—	—	5,000,000	5,490,950
CA Pico Rivera Water Authority
Series 1999 A, Insured: MBIA	5.500	5/1/29				—	—	3,000,000	3,426,480	3,000,000	3,426,480
DC Water & Sewer Authority
Series 1998, Insured: FSA	5.500	10/1/11				—	—	2,000,000	2,141,380	2,000,000	2,141,380
FL Brevard County Utilities
Series 2002, Insured: FGIC	5.250	3/1/14				—	—	2,000,000	2,125,440	2,000,000	2,125,440
FL Cocoa Water & Sewer
Series 2003, Insured: AMBAC	5.500	10/1/19				—	—	1,000,000	1,128,660	1,000,000	1,128,660
FL Governmental Utility Authority
Series 2003, Insured: AMBAC	5.000	10/1/17				—	—	1,180,000	1,249,868	1,180,000	1,249,868
FL Holly Hill Water & Sewer
Series 2002, Insured: MBIA	5.000	10/1/15				—	—	745,000	787,465	745,000	787,465
FL Hollywood Water & Sewer
Series 2003, Insured: FSA	5.000	10/1/17				—	—	1,070,000	1,139,764	1,070,000	1,139,764
FL Miami-Dade County Stormwater
Series 2004, Insured: MBIA	5.000	4/1/24				—	—	2,445,000	2,544,732	2,445,000	2,544,732
FL Municipal Loan Council
Series 2002 B, Insured: MBIA	5.375	8/1/16				—	—	1,485,000	1,604,825	1,485,000	1,604,825
FL Orlando Utilities Commission
Series 2002 C	5.250	10/1/16				—	—	210,000	223,921	210,000	223,921
FL Sarasota County Utilities Systems
Series 2002 C, Insured: FGIC	5.250	10/1/16				—	—	1,000,000	1,068,600	1,000,000	1,068,600
FL Sebring Water & Wastewater
Series 2002, Insured: FGIC	5.250	1/1/14				—	—	1,030,000	1,102,903	1,030,000	1,102,903
FL Tallahassee Conservative Utilities System
Series 2001, Insured: FGIC	5.500	10/1/14				—	—	1,330,000	1,471,033	1,330,000	1,471,033
Series 2001, Insured: FGIC	5.500	10/1/18				—	—	1,000,000	1,126,880	1,000,000	1,126,880
FL Tallahassee Consolidated Utility
Series 2001, Insured: FGIC	5.500	10/1/17				—	—	1,900,000	2,130,527	1,900,000	2,130,527
FL Tampa Bay Water Utility Systems
Series 2005, Insured: FGIC	5.500	10/1/19				—	—	1,500,000	1,691,820	1,500,000	1,691,820
FL Tampa Water & Sewer
Series 2002 B	5.000	7/1/10				—	—	1,000,000	1,038,600	1,000,000	1,038,600
FL Tohopekaliga Water Utilities Authority
Series 2003 B, Insured: FSA	5.250	10/1/17				—	—	1,110,000	1,197,579	1,110,000	1,197,579
FL Water Pollution Control Financing
Series 2001	5.500	1/15/13				—	—	1,390,000	1,480,281	1,390,000	1,480,281
FL Winter Park Water & Sewer
Series 2002, Insured: AMBAC	5.250	12/1/14				—	—	1,405,000	1,507,045	1,405,000	1,507,045
GA Atlanta Water & Wastewater
Series 1999 A, Insured: FGIC	5.500	11/1/18				—	—	15,305,000	16,844,836	15,305,000	16,844,836
GA Columbus Water & Sewer

Series 2002, Insured: FSA	5.000	5/1/10				—	—	1,000,000	1,037,310	1,000,000	1,037,310
IN Bond Bank
Series 2001 A	5.375	2/1/13				—	—	1,910,000	2,063,927	1,910,000	2,063,927
KS Wyandotte County Unified Government Utility System
Series 2004 B, Insured: FSA	5.000	9/1/32				—	—	2,000,000	2,055,780	2,000,000	2,055,780
MA Water Resource Authority
Series 1998 B, Insured: FSA	5.500	8/1/15				—	—	1,000,000	1,115,120	1,000,000	1,115,120
MI Detroit Sewage Disposal
Revenue Bonds, Senior Lien, Series A, Insured: FSA	5.000	7/1/14				2,820,000	2,995,037	—	—	2,820,000	2,995,037
NY New York City Municipal Water Finance Authority
Series 2000 B	5.125	6/15/31				—	—	7,000,000	7,258,510	7,000,000	7,258,510
Revenue Bonds, Series A, Insured: FSA	5.380	6/15/16				10,000,000	10,718,400	—	—	10,000,000	10,718,400
OH Cleveland Waterworks
Series 1993 G, Insured: MBIA	5.500	1/1/13				—	—	750,000	786,593	750,000	786,593
OH Hamilton County Sewer System
Revenue Bonds, Series A, Insured: MBIA	5.000	12/1/15				5,535,000	5,973,427	—	—	5,535,000	5,973,427
PA Allegheny County
Series 2005 A, Insured: MBIA	5.000	12/1/17				—	—	265,000	285,434	265,000	285,434
PA Lancaster Area Sewer Authority
Series 2004, Insured: MBIA	5.000	4/1/16				—	—	500,000	531,670	500,000	531,670
TN Metropolitan Government Nashville & Davidson County Water & Sewer
Series 1993, Insured: FGIC	6.500	1/1/10				—	—	2,750,000	2,921,710	2,750,000	2,921,710
TX Colorado River Municipal Water
Series 2003, Insured: AMBAC	5.000	1/1/12				—	—	4,030,000	4,247,902	4,030,000	4,247,902
TX Corpus Christi
Series 2002, Insured: FSA	5.000	7/15/14				—	—	1,000,000	1,054,510	1,000,000	1,054,510
Series 2005 A, Insured: AMBAC	5.000	7/15/19				—	—	2,000,000	2,113,720	2,000,000	2,113,720
TX Dallas Waterworks & Sewer Systems
Revenue Bond, Insured: FSA	5.375	10/1/12				10,000,000	10,788,300	—	—	10,000,000	10,788,300
TX Houston Utility System
Series 2004 A, Insured: FGIC	5.250	5/15/24				—	—	5,000,000	5,313,650	5,000,000	5,313,650
TX Houston Water & Sewer System
Junior Lien, Series 1991 C, Insured: AMBAC	0.000	12/1/11	(a	)		—	—	4,000,000	3,434,480	4,000,000	3,434,480
Junior Lien, Series 2001 A, Insured: FSA	5.500	12/1/17				—	—	4,720,000	5,057,574	4,720,000	5,057,574
TX McKinney
Series 2005, Insured: FGIC	5.250	8/15/17				—	—	1,125,000	1,218,870	1,125,000	1,218,870
TX Nueces River Authority
Series 2005, Insured: FSA	5.000	7/15/15				—	—	1,000,000	1,078,000	1,000,000	1,078,000
TX San Antonio
Series 2005, Insured: MBIA	5.000	5/15/14				—	—	1,000,000	1,072,780	1,000,000	1,072,780
TX Trinity River Authority
Series 2005, Insured: MBIA	5.000	2/1/17				—	—	1,000,000	1,067,250	1,000,000	1,067,250
Series 2005, Insured: MBIA	5.000	2/1/18				—	—	1,000,000	1,061,840	1,000,000	1,061,840
VA Upper Occoquan Sewage Authority Regional Sewage
Series 2005, Insured: FSA	5.000	7/1/22				—	—	16,680,000	17,549,028	16,680,000	17,549,028

Water & Sewer Total							42,484,334		112,362,125		154,846,459

Utilities Total							58,311,844		278,303,095		336,614,939

Total Municipal Bonds							378,837,073		2,284,046,092		2,662,883,165

Investment Company					0.2%	Shares		Shares		Shares

Dreyfus Tax-Exempt Cash Management Fund						—	—	69,056	69,056	69,056	69,056
(7 day yield of 3.000%)
Dreyfus Tax-Exempt Cash Management Fund

(7 day yield of 3.590%)					1	1			—	—			1	1
BlackRock Muni Fund
(7 day yield of 0.000%)					4,587,774	4,587,774			—	—			4,587,774	4,587,774

Total Investment Company						4,587,775				69,056				4,656,831

Short Term Obligations				0.4%	Par				Par				Par

Variable Rate Demand Notes	(e	)		0.4%
FL Pinellas County Health Facility Authority
All Childrens Hospital, Series 1985, Insured: AMBAC,
SPA: Wachovia Bank N.A.	3.590		12/1/15		—	—			4,100,000	4,100,000			4,100,000	4,100,000
KY Shelby County
Series 2004 A,
LOC: U.S. Bank N.A.	3.580		9/1/34		—	—			525,000	525,000			525,000	525,000
MO Development Finance Board
Nelson Gallery Foundation, Series 2004 A,
SPA: JPMorgan Chase Bank	3.560		12/1/33		—	—			800,000	800,000			800,000	800,000
NE Lancaster County Hospital Authority No. 1
Bryanlgh Medical Center, Series 2002, Insured: AMBAC
SPA: U.S. Bank N.A.	3.580		6/1/18		—	—			400,000	400,000			400,000	400,000
TX Harris County Health Facilities Development Corp.
Texas Medical Center, Series 2006, Insured: MBIA
SPA: JPMorgan Chase Bank	3.580		5/1/35		—	—			5,100,000	5,100,000			5,100,000	5,100,000

Variable Rate Demand Notes Total						—				10,925,000				10,925,000

Total Short Term Obligations						—				10,925,000				10,925,000

													Pro Forma

Total Investments						383,424,848				2,295,040,148			Adjustment	2,678,464,996

Other Assets & Liabilities, Net						4,302,516				34,383,319			$(40,023)	38,645,812

Net Assets						387,727,364				2,329,423,467			$(40,023)	2,717,110,808

Investments at cost						$380,659,109	(g	)		$2,244,233,535	(g	)		$2,624,892,644

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)	Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(f)	Interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(g)	Cost for federal income tax purposes are $380,659,109 and 2,244,233,535.

Acronym

AMBAC - Ambac Assurance Corp.

AMT - Alternative Minimum Tax

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Co.

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

FSA-CR- Financial Security Assurance Custodial Receipts

GNMA - Government National Mortgage Association

LOC - Letter of Credit

MBIA - MBIA Insurance Corp.

PSF - Public School Funds

PSFG - Permanent School Fund Guarantee

RAD - Radian Asset Assurance, Inc.

SPA - Stand-by Purchase Agreement

XLCA - XL Capital Assurance, Inc.

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of October 31, 2007 (Unaudited)

	Intermediate Term Tax-Exempt Fund Acquired Fund	Columbia Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments		Columbia Intermediate Municipal Bond Fund Pro forma combined
Assets:
Investments, at cost	$380,659,109	$2,244,295,241			$2,624,954,350

Investments, at value	383,424,848	2,295,040,148			2,678,464,996
Cash	—	59,013			59,013
Receivable for:
Investment sold	—	8,568,756			8,568,756
Fund shares sold	215,392	1,279,777			1,495,169
Interest	5,555,465	34,088,116			39,643,581
Dividends	6,385	—			6,385
Trustees’ deferred compensation plan	—	110,131			110,131
Expense reimbursement due from Invesment Advisor and/or its affiliates	29,184	—			29,184
Prepaid expenses	20,538	—			20,538

Total Assets	389,251,812	2,339,145,941			2,728,397,753

Liabilities:
Expense reimbursement due to Invesment Advisor	—	126,606			126,606
Payable for:
Fund shares purchased	156,880	837,679			994,559
Distributions	1,017,529	7,155,569			8,173,098
Investment advisory fee	115,625	820,419			936,044
Administration fee	33,960	133,183			167,143
Transfer agent fee	19,524	36,701			56,225
Pricing and bookkeeping fees	1,319	26,576			27,895
Trustees’ fees	—	324,512			324,512
Audit fees	11,507	37,059			48,566
Distribution and service fees	83,086	27,282			110,368
Custody fee	5,789	9,856			15,645
Legal fee	25,227	—			25,227
Registration fee	18,643				18,643
Reports to shareholders	33,068	25,862			58,930
Chief compliance officer expenses		1,132			1,132
Trustees’ deferred compensation plan	—	110,131			110,131
Other liabilities	2,291	49,907	40,023	(d)	92,221

Total Liabilities	1,524,448	9,722,474	40,023	(d)	11,286,945

Net Assets	$387,727,364	$2,329,423,467	$(40,023	)(d)	$2,717,110,808

Net assets consist of:
Paid-in capital	$386,146,872	$2,281,425,411			$2,667,572,283

Undistributed (overdistributed) net investment income	(47,083)	1,685,066	(40,023	)(d)	1,597,960
Accumulated net realized gain (loss)	(1,138,164)	(4,431,917)			(5,570,081)
Unrealized appreciation (depreciation) on investments	2,765,739	50,744,907			53,510,646

Net Assets	$387,727,364	$2,329,423,467	$(40,023	)(d)	$2,717,110,808

Shares:
Net assets	$387,727,364	$—	$(387,727,364)		$—
Number of shares outstanding	41,720,945	—	(41,720,945)		—

Net asset value and redemption price per share	$9.29	$—			$—

Class A:
Net assets	$—	$89,904,765			$89,904,765
Shares outstanding	—	8,798,566			8,798,566
Net asset value per share (a)	$—	$10.22			$10.22
Maximum sales charge	—	3.25%			3.25%

Maximum offering price per share (b)	$—	$10.56			$10.56

Class B:
Net assets	$—	$8,132,664			$8,132,664
Shares outstanding	—	795,903			795,903

Net asset value per share (a)	$—	$10.22			$10.22

Class C:
Net assets	$—	$10,506,029			$10,506,029
Shares outstanding	—	1,028,163			1,028,163

Net asset value per share (a)	$—	$10.22			$10.22

Class T:
Net assets	$—	$13,170,306			$13,170,306
Shares outstanding	—	1,288,881			1,288,881
Net asset value per share (a)	$—	$10.22			$10.22
Maximum sales charge	—	4.75%			4.75%

Maximum offering price per share (b)	$—	$10.73			$10.73

Class Z:
Net assets	$—	$2,207,709,703	$387,687,341	(d)	$2,595,397,044
Shares outstanding	—	216,056,009	37,934,182	(c)	253,990,191

Net asset value per share (a)	$—	$10.22			$10.22

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares Class shares of Intermediate Term Tax-Exempt Fund are exchanged for Class Z shares of Columbia Intermediate Municipal Bond Fund based on the net asset value per share of Columbia Intermediate Municipal Bond Fund at the time of the merger.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $40,023 and $0 to be borne by Intermediate Term Tax-Exempt Fund and Columbia Intermediate Municipal Bond Fund, respectively.

(e)	Reflects estimated shares issued to Intermediate Term Tax-Exempt Fund at the time of the merger.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2007 (Unaudited)

	Intermediate Term Tax-Exempt Fund Acquired Fund	Columbia Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments	Columbia Intermediate Municipal Bond Fund Pro forma combined
Investment Income:
Interest	$15,567,457	$105,808,889		$121,376,346
Interest from affiliates	—	—		—
Dividends	89,906	103,529		193,435

Total Investment Income	15,657,363	105,912,418		121,569,781

Expenses:
Investment advisory fee	1,360,596	9,871,650	76,170	11,308,416	(a)
Administration fee	586,666	1,606,488	(326,495)	1,866,659	(a)
Distribution fee:
Class B	—	66,088	—	66,088
Class C	—	70,818	—	70,818
Class G		1,729	(1,729)	—	(d)
Shareholder service fee:
Class A	—	193,093	—	193,093
Class B	—	20,335	—	20,335
Class C	—	21,790	—	21,790
Class G	—	399	(399)	—	(d)
Class T	—	20,879	—	20,879
Shares	962,422	—	(962,422)	—	(b)
Transfer agent fee	37,506	38,912	45,325	121,743	(c)
Pricing and bookkeeping fees	8,783	242,492	(18,941)	232,334	(a)
Registration fees	19,088	34,540	(17,361)	36,267	(e)
Legal	15,689	168,817	(6,560)	177,947	(e)
Audit	27,596	47,651	(27,596)	47,651	(e)
Trustees’ fees	20,615	136,672	(20,615)	136,672	(e)
Custody fee	27,984	60,636	(24,704)	63,916	(e)
Reports to shareholders	27,692	50,899	(3,929)	74,662	(e)
Chief compliance officer expenses	—	4,694	—	4,694
Other expenses	14,521	114,404	(8,334)	120,591

Total Expenses	3,109,158	12,772,986	(1,297,590)	14,584,554

Expenses waived/reimbursed by Advisor	(516,602)	(393,123)	657,814	(251,911	)(a)
Fees waived by Investment Administrator	(66,720)	—	66,720	—	(a)
Fees waived by Distributor - Class C	—	(49,028)	—	(49,028)
Expense reductions	(5,978)	(8,043)	4,673	(9,348	)(a)

Net Expenses	2,519,858	12,322,792	(568,383)	14,274,267

Net Investment Income	13,137,505	93,589,626	568,383	107,295,514

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	218,900	(86,359)		132,541
Futures contracts	—	(2,696,725)		(2,696,725)

Net realized gain (loss)	218,900	(2,783,084)		(2,564,184)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,439,197)	(37,343,279)		(41,782,476)
Futures contracts	—	14,798		14,798

Net change in unrealized appreciation (depreciation)	(4,439,197)	(37,328,481)		(41,767,678)

Net Gain (Loss)	(4,220,297)	(40,111,565)		(44,331,862)	62,963,652

Net Increase in Net Assets from Operations	$8,917,208	$53,478,061	$568,383	$62,963,652	$62,963,652

(a)	Based on the contract in effect for Columbia Intermediate Municipal Bond Fund, the surviving fund.

(b)	Shares Class shares of Intermediate Term Tax Exempt Fund will be exchanged for Class Z shares of Columbia Intermediate Municipal Bond Fund on the date the merger is consumated.

(c)	Reflects the impact of contractual changes to the Columbia Intermediate Municipal Bond Fund transfer agent fee structure that are expected to be implemented on the date the merger is consumated.

(d)	Class G shares of Columbia Intermediate Municipal Bond Fund converted to Class T shares of Columbia Intermediate Municipal Bond Fund on 8/8/07.

(e)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

AND

INTERMEDIATE-TERM TAX-EXEMPT FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

October 31, 2007

(Unaudited)

Note 1. Organization

Columbia Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is organized as a Massachusetts business trust. Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital. The Acquired Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 1.5 billion shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares, which was offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund as if the transfer had occurred as of October 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended October 31, 2007, based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of October 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended October 31, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of October 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated October 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder report September 30, 2007 for the Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to its Shares Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per Class Z share of the Acquiring Fund as of October 31, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at October 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Class A Shares	8,798,566		8,798,566
Class B Shares	795,903		795,903
Class C Shares	1,028,163		1,028,163
Class T Shares	1,288,881		1,288,881
Class Z Shares	216,056,009	37,934,182	253,990,191

PRO – FORMA COMBINING INVESTMENT PORTFOLIO

October 31, 2007 (Unaudited)

						New York Intermediate Term Tax-Exempt Fund Acquired Fund		Columbia New York Intermediate Municipal Bond Fund Acquiring Fund		Pro Forma Combined
	Rate (%)	Maturity				Par	Market Value	Par	Market Value	Par	Market Value
Municipal Bonds					96.2%
Education					12.0%
Education					11.7%
NY Dormitory Authority Revenue Bonds
Barnard College, Series 2007 A, Insured: FGIC	5.000	7/1/18				—	—	1,745,000	1,882,942	1,745,000	1,882,942
Brooklyn Law School, Series 2003 A, Insured: RAD	5.250	7/1/10				—	—	500,000	517,170	500,000	517,170
Mount Sinai School of Medicine, Series 1995 B, Insured: MBIA	5.700	7/1/11				—	—	995,000	1,029,029	995,000	1,029,029
New York University, Series 1998 A, Insured: MBIA	5.750	7/1/20				—	—	2,000,000	2,312,660	2,000,000	2,312,660
New York University, Series 1998 A, Insured: MBIA	6.000	7/1/17				—	—	2,475,000	2,886,840	2,475,000	2,886,840
New York University, Series 1998 A, Insured: AMBAC	5.500	7/1/15				—	—	1,205,000	1,342,611	1,205,000	1,342,611
New York University, Series 1998 A, Insured: AMBAC	5.500	7/1/21				—	—	900,000	956,295	900,000	956,295
St. John’s University, Series 2007 C, Insured: MBIA	5.250	7/1/22				—	—	2,000,000	2,218,820	2,000,000	2,218,820
New York University, Series A	5.000	7/1/10				1,000,000	1,014,880	—	—	1,000,000	1,014,880
New York University, Series A	5.000	7/1/12				1,000,000	1,018,670	—	—	1,000,000	1,018,670
New York University, Series A Insured: AMBAC	5.750	7/1/12				5,000,000	5,471,200	—	—	5,000,000	5,471,200
State Personal Income Tax, Series D Insured: FGIC	5.000	3/15/09				4,720,000	4,821,527	—	—	4,720,000	4,821,527
NY Dutchess County Industrial Development Agency
Bard College, Series 2007	5.000	8/1/20				—	—	375,000	393,874	375,000	393,874
NY State Tax Asset Receivable Corporation Revenue Bonds
Series A, Insured: MBIA	5.000	10/15/22				6,500,000	6,850,870	—	—	6,500,000	6,850,870
NY Oneida County, Industrial Development Agency, Civic Facility Revenue Bonds
Hamilton College, PJ Series A		7/1/18	(a	)		500,000	318,070	—	—	500,000	318,070
Hamilton College, Series 2007 A, Insured: MBIA		7/1/18	(a	)		—	—	500,000	318,070	500,000	318,070
Hamilton College, Series 2007 A, Insured: MBIA		7/1/20	(a	)		—	—	1,000,000	578,780	1,000,000	578,780

Education Total							19,495,217		14,437,091		33,932,308

Prep School					0.3%
NY New York City Industrial Development Agency
Trinity Episcopal School Corp., Series 1997, Insured: MBIA	5.25	6/15/17				—	—	1,000,000	1,021,320	1,000,000	1,021,320

Prep School Total						—	—		1,021,320		1,021,320

Education Total							19,495,217		15,458,411		34,953,628

Health Care					4.4%
Nursing Homes					0.7%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007	4.875	1/1/13				—	—	500,000	496,485	500,000	496,485
NY Dormitory Authority						—	—			—	—
AIDS Long Term Health Care Facility, Series 2005, insured: SONYMA	5.000	11/1/12				—	—	500,000	518,010	500,000	518,010
Gurwin Nursing Home, Series 2005 A, insured: FHA	4.400	2/15/20				—	—	895,000	904,183	895,000	904,183

Nursing Home Total							—		1,918,678		1,918,678

Continuing Care Retirement					0.11%
NY Suffolk County Industrial Development Agency
Active retirement Community , Series 2006,	5.000	11/1/28				—	—	335,000	315,881	335,000	315,881

Continuing Care Retirement Total									315,881		315,881

Hospitals					3.59%
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA	4.600	8/15/27				—	—	2,000,000	1,973,280	2,000,000	1,973,280
Long Island Jewish Medical, Series 2003	5.000	5/1/11				—	—	820,000	854,145	820,000	854,145
New York Methodist Hospital, Series 2004	5.250	7/1/24				—	—	1,000,000	1,020,200	1,000,000	1,020,200
North Shore Long Island Jewish Health, Series 2006 A	5.000	11/1/19				—	—	1,000,000	1,027,720	1,000,000	1,027,720
North Shore Long Island Jewish Health, Series 2007 A	5.000	5/1/24				—	—	1,310,000	1,336,816	1,310,000	1,336,816
Presbyterian Hospital, Series 2007, Insured: FSA	5.250	8/15/23				—	—	250,000	264,290	250,000	264,290
White Plains Hospital, Series 2004, insured: FHA	4.625	2/15/18				—	—	635,000	656,412	635,000	656,412
NY Monroe County Industrial Development Agency
Series 2005	5.000	8/1/22				—	—	700,000	705,761	700,000	705,761
NY New York City Health & Hospital Corp.
Series 2003 A, Insured: AMBAC	5.000	2/15/11				—	—	2,000,000	2,088,540	2,000,000	2,088,540

NY Saratoga County Industrial Development Agency
Saratoga Hospital, Series 2004 A	5.000	12/1/13				—	—	485,000	499,322	485,000	499,322

Hospitals Total							—		10,426,486		10,426,486

Health Care Total							—		12,661,045		12,661,045

Housing					0.5%
Single-Family					0.5%
NY Mortgage Agency Revenue
Series 2000 96	5.200	10/1/14				—	—	370,000	372,405	370,000	372,405
Series 2005 128	4.350	10/1/16				—	—	1,000,000	1,025,150	1,000,000	1,025,150

Single-Family Total							—		1,397,555		1,397,555

Housing Total							—		1,397,555		1,397,555

Other Revenue					0.4%
Recreation					0.4%
NY New York City industrial Development Agency
YMCA of Greater New York,
Series 2006	5.000	8/1/26				—	—	1,000,000	1,019,810	1,000,000	1,019,810

Recreation Total									1,019,810		1,019,810

Other Revenue Total							—		1,019,810		1,019,810

Other					35.3%
Other					10.6%
NY Babylon
General Obligation, Insured: AMBAC	5.000	1/1/13				2,565,000	2,730,314	—	—	2,565,000	2,730,314
NY Industrial Development Agency Revenue Bond
Queens Baseball Stadium Insured: AMBAC	5.000	1/1/19				850,000	908,591	—	—	850,000	908,591
Queens Baseball Stadium Insured: AMBAC	5.000	1/1/20				1,000,000	1,064,210	—	—	1,000,000	1,064,210
Yankee Stadium Project Insured: MBIA	5.000	3/1/15				1,150,000	1,240,597	—	—	1,150,000	1,240,597
NY New York City Industrial Development Agency
United Jewish Appeal, Series 2004 A	5.000	7/1/27				—	—	625,000	647,525	625,000	647,525
NY Long Island Power Authority, Electric Systems Revenue Bonds
Series A, Insured: FSA	5.250	12/1/14				5,000,000	5,521,500	—	—	5,000,000	5,521,500
NY Suffolk County, Public Improvement
General Obligation Bonds, Series A, Insured: CIFG	5.000	5/1/08				2,000,000	2,016,520	—	—	2,000,000	2,016,520
NY Troy Industrial Development Authority Civic Facility Revenue Bond
Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 9/1/11 @ 100)	4.050	4/1/37				3,750,000	3,797,700	—	—	3,750,000	3,797,700
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004	5.375	8/1/24				—	—	500,000	517,415	500,000	517,415
NY Yonkers
General Obligation Bonds, Series B, Insured: MBIA	5.000	8/1/21				2,425,000	2,550,421	—	—	2,425,000	2,550,421
General Obligation Bonds, Series B, Insured: MBIA	5.000	8/1/22				2,545,000	2,669,756	—	—	2,545,000	2,669,756
Puerto Rico Electric Power Authority Revenue Bonds
Series BB, Insured: MBIA	6.000	7/1/11				5,000,000	5,428,150	—	—	5,000,000	5,428,150
Puerto Rico Public Improvement General Obligation Bonds
Series A	5.250	7/1/22				1,500,000	1,572,225	—	—	1,500,000	1,572,225

Other Total							29,499,984		1,164,940		30,664,924

Resource Recovery					0.5%
Disposal					0.5%
NY Hempstead Town Industrial Development Authority
America Fuel Co
Series 2001	5.000	12/1/10				—	—	1,500,000	1,510,125	1,500,000	1,510,125

Disposal Total									1,510,125		1,510,125

Resource Recovery Total							—		1,510,125		1,510,125

Refunded/Escrowed (b)					23.9%
NY Dormitory Authority
City University Systems Consolidated 4th Generation
Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC	5.500	7/1/16				—	—	2,280,000	2,439,577	2,280,000	2,439,577
Columbia University
Series 2002 B, Pre-refunded 07/01/12	5.375	7/1/15				—	—	1,000,000	1,081,820	1,000,000	1,081,820
Memorial Sloan-Kettering Cancer Center
Series 2003, Escrowed to Maturity, Insured: MBIA		7/1/25	(a	)		—	—	3,750,000	1,690,800	3,750,000	1,690,800
University Dormitory Facilities

Series 2000 A, Pre-refunded 07/01/10	6.000	7/1/30				—	—	1,000,000	1,074,830	1,000,000	1,074,830
Series 2002, Pre-refunded 07/01/12	5.375	7/1/19				—	—	1,130,000	1,221,451	1,130,000	1,221,451
NY Environmental Facilities Corp.
New York City Municipal Water
Series 1994 A, Escrowed to Maturity	5.750	6/15/12				—	—	1,815,000	1,991,055	1,815,000	1,991,055
NY Long Island Power Authority
Electric Systems
Series 1998 A, Escrowed to Maturity, Insured: FSA	5.500	12/1/13				—	—	2,000,000	2,215,100	2,000,000	2,215,100
Series 2003 C, Pre-refunded 09/01/13	5.500	9/1/21				—	—	1,000,000	1,103,540	1,000,000	1,103,540
NY Metropolitan Transportation Authority
Series 1996 A, Pre-refunded 10/01/10, Insured: MBIA	5.500	4/1/16				—	—	1,000,000	1,057,530	1,000,000	1,057,530
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC	5.000	4/1/23				—	—	2,000,000	2,184,140	2,000,000	2,184,140
Transportation Facilities										—	—
Series 1999 A, Pre-refunded 07/01/19	6.000	7/1/19				—	—	2,000,000	2,084,120	2,000,000	2,084,120
NY New York City Transitional Finance Authority
Series 2000 C, Pre-refunded 05/01/10	5.500	11/1/29				—	—	3,000,000	3,177,360	3,000,000	3,177,360
NY New York
Series 2003 J, Pre-refunded 06/01/13	5.500	6/1/16				—	—	1,085,000	1,192,426	1,085,000	1,192,426
NY Onondaga County
Series 1992, Economically Defeased to Maturity	5.875	2/15/10				—	—	285,000	300,390	285,000	300,390
NY Thruway Authority
Highway & Bridge Trust Fund
Series 2000 B-1, Escrowed to Maturity, Insured: FGIC	5.500	4/1/10				—	—	1,535,000	1,609,141	1,535,000	1,609,141
Pre-refunded 04/01/10, Insured: FGIC	5.750	4/1/16				—	—	2,000,000	2,126,540	2,000,000	2,126,540
Second General Highway & Bridges
Series 2003 A, Pre-refunded 04/01/13, Insured: MBIA	5.250	4/1/17				—	—	1,750,000	1,898,067	1,750,000	1,898,067
NY Triborough Bridge & Tunnel Authority
Series 1991 X, Escrowed to Maturity	6.625	1/1/12				—	—	300,000	331,461	300,000	331,461
Series 1992 Y, Escrowed to Maturity	5.500	1/1/17				—	—	2,000,000	2,214,960	2,000,000	2,214,960
Series 1992 Y, Escrowed to Maturity	6.000	1/1/12				—	—	750,000	797,280	750,000	797,280
Seires 1999 B, Pre-refunded 01/01/22	5.500	1/1/30				—	—	2,000,000	2,288,440	2,000,000	2,288,440
Series 2002 B, Escrowed to Maturity	5.000	11/15/09				—	—	2,000,000	2,062,500	2,000,000	2,062,500
NY Nassau County, Interim Finance Authority
Revenue Bonds, Series H, Insured: AMBAC	5.250	11/15/15				5,000,000	5,451,400	—	—	5,000,000	5,451,400
NY New York City Transitional Finance Authority
Revenue Bonds, Series A	5.250	11/1/10				2,150,000	2,260,661	—	—	2,150,000	2,260,661
Revenue Bonds, Series A-1	5.000	11/1/19				3,000,000	3,186,570	—	—	3,000,000	3,186,570
Revenue Bonds, Series B	5.250	8/1/17				2,000,000	2,155,900	—	—	2,000,000	2,155,900
Revenue Bonds, Series S-1	5.000	7/15/11				3,000,000	3,156,030	—	—	3,000,000	3,156,030
Revenue Bonds, Series S-2	5.000	1/15/21				4,300,000	4,570,255	—	—	4,300,000	4,570,255
NY Seneca Nation Indians, Capital Imports Authority, Special Obligation Rev.
Series A	5.000	12/1/23				2,500,000	2,378,075	—	—	2,500,000	2,378,075
Series A	5.250	12/1/16				1,000,000	1,012,930	—	—	1,000,000	1,012,930
NY State Tollway Authority, Highway & Bridge Trust Fund Revenue Bonds
Series B, Insured: AMBAC, Pre-refunded 04/01/09	5.250	4/1/24				5,000,000	5,126,750	—	—	5,000,000	5,126,750
Series B, Insured: AMBAC	5.000	4/1/19				2,500,000	2,654,175	—	—	2,500,000	2,654,175
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: MBIA		9/1/20	(a	)		—	—	2,210,000	1,262,617	2,210,000	1,262,617

Refunded/Escrowed Total						—	31,952,746		37,405,145		69,357,891

Tobacco					0.3%
PR Commonwealth of Puerto Rico
Children’s Trust Fund
Series 2002	5.000	5/15/08				—	—	1,000,000	1,005,370	1,000,000	1,005,370

Tobacco Total						—	—		1,005,370	—	1,005,370

Other Total							61,452,730		41,085,580	—	102,538,310

Tax-Backed					24.0%
Local Appropriated					0.5%
NY Dormitory Authority
Court Facilities
Series 2003 A	5.250	5/15/11				—	—	1,500,000	1,583,055	1,500,000	1,583,055

Local Appropriated Total							—		1,583,055		1,583,055

Local General Obligations					11.6%
NY Albany County

Series 2006, Insured: XLCA	5.000	9/15/10				—	—	1,000,000	1,000,330	1,000,000	1,000,330
NY Monroe County Public Improvement
Series 1992, Insured: MBIA	6.100	3/1/09				—	—	15,000	15,128	15,000	15,128
Series 1996, Insured: MBIA	6.000	3/1/16				—	—	1,210,000	1,394,537	1,210,000	1,394,537
NY New York City
Series C	5.000	1/1/15				4,000,000	4,277,760	—	—	4,000,000	4,277,760
Series G	5.000	12/1/19				2,430,000	2,563,188	—	—	2,430,000	2,563,188
Series 1998 F, Insured: MBIA		8/1/08	(a	)		—	—	2,060,000	2,007,079	2,060,000	2,007,079
Series 1998 G, Insured: MBIA		8/1/08	(a	)		—	—	2,500,000	2,435,775	2,500,000	2,435,775
Series 2001 F	5.000	8/1/09				—	—	1,000,000	1,025,880	1,000,000	1,025,880
Series 2003 J	5.500	6/1/16				—	—	165,000	178,814	165,000	178,814
Series 2004 B	5.250	8/1/15				—	—	2,000,000	2,159,620	2,000,000	2,159,620
Series 2005 G	5.250	8/1/16				—	—	500,000	545,885	500,000	545,885
Series 2006 J	5.000	6/1/17				—	—	1,350,000	1,437,318	1,350,000	1,437,318
Series 2007 C	4.250	1/1/27				—	—	800,000	756,736	800,000	756,736
Series 2007 D	5.000	2/1/24				—	—	2,000,000	2,082,540	2,000,000	2,082,540
NY Onondaga County
Series 1992	5.875	2/15/10				—	—	215,000	226,806	215,000	226,806
NY Orange County
Series 2005 A	5.000	7/15/18				—	—	1,500,000	1,625,415	1,500,000	1,625,415
NY Orleans County
Series 1989	6.500	9/15/08				—	—	100,000	102,559	100,000	102,559
NY Red Hook Central School District
Series 2002, Insured: FSA	5.125	6/15/17				—	—	890,000	939,902	890,000	939,902
NY Rensselaer County
Series 1998 A, Insured: AMBAC	5.250	6/1/11				—	—	545,000	577,220	545,000	577,220
NY Sachem Central School District of Holbrook
Seires 2006, Insured: FGIC	4.250	10/15/24				—	—	1,000,000	988,080	1,000,000	988,080
NY Somers Central School District
Series 2006, Insured: MBIA	4.000	12/1/21				—	—	500,000	494,675	500,000	494,675
Series 2006, Insured: MBIA	4.000	12/1/22				—	—	500,000	490,540	500,000	490,540
NY Three Village Central School District
Series 2005, insured: FGIC	5.000	6/1/18				—	—	1,000,000	1,083,770	1,000,000	1,083,770
NY State Local Government Assitance Corporation Revenue Bonds
Series A-1, Insured: FSA	5.000	4/1/12				5,000,000	5,293,800	—	—	5,000,000	5,293,800

Local General Obligations Total							12,134,748		21,568,609		33,703,357

Special Non-Property Tax					4.3%
NY Dormitory Authority
Series 2005 B, Insured: AMBAC	5.500	3/15/26				—	—	1,000,000	1,148,530	1,000,000	1,148,530
NY Environmental Facilities Corp.
Series 2004 A, Insured: FGIC	5.000	12/15/24				—	—	2,000,000	2,088,760	2,000,000	2,088,760
NY Local Government Assistance Corp.
Series 1993 E	6.000	4/1/14				—	—	3,540,000	3,908,939	3,540,000	3,908,939
Series 2003 A-2	5.000	4/1/09				—	—	1,000,000	1,022,200	1,000,000	1,022,200
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC	5.250	11/15/18				—	—	800,000	886,264	800,000	886,264
NY Thruway Authority
Series 2007	5.000	3/15/22				—	—	1,000,000	1,064,060	1,000,000	1,064,060
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB, Insured: FSA	5.250	7/1/22				—	—	1,000,000	1,112,890	1,000,000	1,112,890
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC	5.500	7/1/21				—	—	1,000,000	1,138,550	1,000,000	1,138,550

Special Non-Property Tax Total							—		12,370,193		12,370,193

Special Property Tax					0.2%
NY New York City Industrial Development Agency
Series 2006, Insured: AMBAC	5.000	1/1/23				—	—	625,000	659,762	625,000	659,762

Special Property Tax Total									659,762		659,762

State Appropriated					7.0%
NY Dormitory Authority
4201 School Program										—	—
Series 2000	6.250	7/1/20				—	—	1,685,000	1,806,556	1,685,000	1,806,556
City University										—	—
Series 2002 B, Insured: AMBAC	5.250	11/15/26	(c	)		—	—	1,500,000	1,598,880	1,500,000	1,598,880
Consolidated 2nd Generation										—	—

Series 2000 A, Insured: AMBAC	6.125	7/1/13				—	—	2,000,000	2,148,560	2,000,000	2,148,560
Consolidated 3rd Generation										—	—
Series 2003 1	5.250	7/1/11				—	—	1,000,000	1,057,210	1,000,000	1,057,210
Series 1993 A	5.250	5/15/15				—	—	2,000,000	2,154,300	2,000,000	2,154,300
Series 2005 A, Insured: FGIC	5.500	5/15/21				—	—	1,000,000	1,134,290	1,000,000	1,134,290
State University										—	—
Series 2000 C, Insured: FSA	5.750	5/15/17				—	—	1,250,000	1,426,938	1,250,000	1,426,938
NY Housing Finance Agency
Series 2003 K	5.000	3/15/10				—	—	1,485,000	1,533,173	1,485,000	1,533,173
NY Thruway Authority
Local Highway & Bridge
Series 2001	5.250	4/1/11				—	—	2,000,000	2,111,720	2,000,000	2,111,720
Series 2002	5.250	4/1/09				—	—	1,500,000	1,538,025	1,500,000	1,538,025
NY Urban Development Corp.
Series 2002 A	5.000	1/1/17				—	—	2,000,000	2,079,960	2,000,000	2,079,960
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,	5.750	8/1/27	(c	)		—	—	1,675,000	1,776,739	1,675,000	1,776,739

State Appropriated Total							—		20,366,351		20,366,351

State General Obligations					0.4%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A	5.000	7/1/30	(c	)		—	—	1,000,000	1,038,250	1,000,000	1,038,250

State General Obligations Total							—		1,038,250		1,038,250

Tax-Backed Total							12,134,748		57,586,220		69,720,968

Transportation					10.5%
Transportation					1.1%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC	5.250	11/15/24				—	—	750,000	837,353	750,000	837,353
Series 2005 C	5.000	11/15/16				—	—	750,000	810,720	750,000	810,720
Series 2006 B	5.000	11/15/16				—	—	1,500,000	1,621,440	1,500,000	1,621,440

Transportation Total							—		3,269,513		3,269,513

Other					5.1%
NY Metropolitan Transportation Authority Revenue Bonds
Series 8, Insured: FSA, Pre-refunded 07/01/13	5.380	7/1/21				6,000,000	6,566,940	—	—	6,000,000	6,566,940
Series A, Insured: FGIC, Pre-refunded 04/01/10	5.880	4/1/21				3,300,000	3,487,836	—	—	3,300,000	3,487,836
Insured: CIFG	5.000	11/15/22				2,280,000	2,415,979			2,280,000	2,415,979
NY State Triborough Bridge & Tunnel Authority
Revenue Bonds, Series A, (SPA: Dexia Credit Local)	3.270	11/1/35				30,000	30,000	—	—	30,000	30,000
Revenue Bonds, Series B	5.250	11/15/13				2,015,000	2,190,567			2,015,000	2,190,567

Other Total							14,691,322		—		14,691,322

Ports					0.5%
NY Ports Authority of New York & New Jersey
Series 2004, Insured: XLCA	5.000	9/15/28				—	—	1,500,000	1,559,130	1,500,000	1,559,130

Ports Total							—		1,559,130		1,559,130

Toll Facilities					0.9%
NY Thruway Authority
Series 2005 A, Insured: MBIA	5.000	4/1/22				—	—	500,000	526,290	500,000	526,290
NY Triborough Bridge & Tunnel Authority
Series 2006 A	5.000	11/15/19				—	—	2,000,000	2,136,500	2,000,000	2,136,500

Toll Facilities Total							—		2,662,790		2,662,790

Cash Equivalent Securities					2.9%
NY State Environmental Facilities Revenue Bonds
NYC Municipal Water Project, Series K	5.000	6/15/12				6,000,000	6,370,800	—	—	6,000,000	6,370,800
NY Onondaga County, Water Authority Water Revenue Bonds
Series A, Insured: AMBAC	5.000	9/15/22				895,000	943,097	—	—	895,000	943,097
Series A, Insured: AMBAC	6.000	9/15/23				940,000	987,987	—	—	940,000	987,987

Cash Equivalent Securities Total							8,301,884		—		8,301,884

Transportation Total							22,993,206		7,491,433		30,484,639
Utilities					9.2%

Municipal Electric			1.8%
NY Long Island Power Authority
Series 2003 A	5.000	6/1/09		—	—	2,000,000		2,048,240	2,000,000	2,048,240
Series 2006 F, Insured: MBIA	4.000	5/1/21		—	—	1,500,000		1,469,325	1,500,000	1,469,325
PR Commonwealth Of Puerto Rico Electric Power Authority				—	—
Series 1997 BB, Insured: MBIA	6.000	7/1/12		—	—	1,000,000		1,104,000	1,000,000	1,104,000
Series 2003 NN, Insured: MBIA	5.250	7/1/19		—	—	500,000		554,830	500,000	554,830

Municipal Electric Total					—			5,176,395		5,176,395

Other			2.8%
NY State Energy research & Development Authority, Pollution Control
Revenue Bonds, Niagara Mohawk Power, Series A Insured: AMBAC	5.150	11/12025		3,525,000	3,635,368	—		—	3,525,000	3,635,368
NY State Tabacco Settlement Asset Securitization Corporation Revenue Bonds
Series 1, Pre-refunded 07/15/09	6.380	7/15/39		4,210,000	4,450,265	—		—	4,210,000	4,450,265

Other Total					8,085,633			—		8,085,633

Water & Sewer			4.6%
NY Environmental Facilities Corp.
New York City Municipal Water
Series 1994 2	5.750	6/15/12		—	—	185,000		202,218	185,000	202,218
NY New York City Municipal Water Finance Authority
Water & Sewer Systems
Series 1997 C, Insured: FGIC	5.000	6/15/21		—	—	1,725,000		1,743,768	1,725,000	1,743,768
NY Western Nassau County Water Authority
Series 2005, Insured: AMBAC	5.000	5/1/22		—	—	1,765,000		1,858,245	1,765,000	1,858,245
NY Municipal Water Finance Authority, Water & Sewer System
Revenue Bonds, Series A Insured: FSA	5.380	6/15/16		5,000,000	5,359,200	—		—	5,000,000	5,359,200
Revenue Bonds, Series D	5.130	6/15/19		4,000,000	4,215,280	—		—	4,000,000	4,215,280

Water & Sewer Total					9,574,480			3,804,231		13,378,711

Utilities Total					17,660,113			8,980,626		26,640,739
Total Municipal Bonds					133,736,014			145,680,680		279,416,694
Investment Companies			1.9%	Shares		Shares			Shares

Dreyfus Tax Exempt Cash Fund	3.200			1	1	7,687		7,687	7,688	7,688
Provident Institutional New York Money Market Fund	3.280			5,521,512	5,521,512	—		—	5,521,512	5,521,512

Total Investment Companies					5,521,513			7,687		5,529,200

Short-Term Obligations			0.8%
Variable Rate Demend Note (d)			0.8%
NY Jay Street Development Corp.
Series 2003 A-4, LOC: DEPFA Bank PLC	3.48	5/1/22		—	—	330,000		330,000	330,000	330,000
NY New York City Industrial Development Agency
Lycee Francais de New York
Series 2002 B, LOC: JPMorgan Chase Bank	3.47	6/1/32		—	—	500,000		500,000	500,000	500,000
NY New York City
Series 1993 A-7, LOC: Morgan Guaranty Trust	3.48	8/1/20		—	—	900,000		900,000	900,000	900,000
Series 2004 H-4, LOC: Bank of New York	3.48	3/1/34		—	—	560,000		560,000	560,000	560,000

Variable Rate Demend Note Total					—			2,290,000		2,290,000

Total Short-Term Obligation								2,290,000		2,290,000

									Pro Forma
Total Investments			98.9%		139,257,527			147,978,367	Adjustment	287,235,894
Other Assets & Liabilities, net			1.1%		1,685,296			1,704,495	$(111,775)	3,278,016

Net Assets			100.0%		$140,942,823			$149,682,862	$(111,775)	$290,513,910

Investments at cost					$138,282,579	(e	)	$143,740,572	(e )	$282,023,151	(f	)

Notes to Investment Portfolio:

(a)	Zero coupon bond.

(b)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2007.

(d)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks.

The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2007.

(e)	Cost for federal income tax purposes is $138,282,579 and $143,740,572.

(f)	Combined tax cost.

Acronym

AMBAC - Ambac Assurance Corp.

CIFG - CDC Ixis Financial Guaranty

FGIC - Financial Guaranty Insurance Co.

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

LOC - Letter of Credit

MBIA- Insurance Corp.

RAD - Radian Asset Assurance

SONYMA - State of New York Mortgage Agency

SPA - Stand by Purchase Agreement

XLCA - XL Capital Assurance, Inc.

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of October 31, 2007 (Unaudited)

	New York Intermediate Term Tax-Exempt Acquired Fund	Columbia New York Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments		Columbia New York Intermediate Municipal Bond Fund Pro forma combined
Assets:
Investments, at cost	$138,282,579	$143,824,327			$282,106,906

Investments, at value	139,257,527	147,978,367			287,235,894
Cash	—	73,145			73,145
Receivable for:
Fund shares sold	150,000	100,812			250,812
Interest	1,976,876	2,121,490			4,098,366
Dividends	10,517	—			10,517
Trustees’ deferred compensation plan	—	19,044			19,044
Expense reimbursement due from Invesment Advisor and/or its affiliates	13,124	—			13,124
Prepaid expenses	7,338	—			7,338

Total Assets	141,415,382	150,292,858			291,708,240

Liabilities:
Payable for:
Fund shares redeemed	2,928	55,928			58,856
Distributions	322,578	385,579			708,157
Investment advisory fee	59,907	61,067			120,974
Administration fee	12,323	8,524			20,847
Transfer agent fee	6,013	14,000			20,013
Pricing and bookkeeping fees	1,148	6,408			7,556
Audit fees	11,773	29,858			41,631
Shareholder servicing fee	30,435	—			30,435
Distribution and service fees	—	5,028			5,028
Custody fee	2,734	938			3,672
Reports to shareholders	10,203	14,747			24,950
Chief compliance officer expenses	—	51			51
Trustees’ deferred compensation plan	—	19,044			19,044
Other liabilities	12,517	8,824	111,775	(d)	133,116

Total Liabilities	472,559	609,996	111,775	(d)	1,194,330

Net Assets	$140,942,823	$149,682,862	$(111,775	)(d)	$290,513,910

Net assets consist of:
Paid-in capital	$140,913,024	$145,672,783			$286,585,807
Undistributed (overdistributed) net investment income	14	90,714	(111,775	)(d)	(21,047)

Accumulated net realized gain (loss)	(945,163)	(234,675)			(1,179,838)
Unrealized appreciation (depreciation) on investments	974,948	4,154,040			5,128,988

Net Assets	$140,942,823	$149,682,862	$(111,775	)(d)	$290,513,910

Shares:
Net assets	$140,942,823	$—	$(140,942,823)		$—
Number of shares outstanding	16,355,443	—	(16,355,443)		—

Net asset value and redemption price per share	$8.62	$—			$—

Class A:
Net assets	$—	$1,874,177	(940	)(d)	$1,873,237
Shares outstanding	—	162,417			162,417
Net asset value per share (a)	$—	$11.54			$11.53
Maximum sales charge	—	3.25%			3.25%

Maximum offering price per share (b)	$—	$11.93			$11.92

Class B:
Net assets	$—	$1,803,647	$(905	)(d)	$1,802,742
Shares outstanding	—	156,303			156,303

Net asset value per share (a)	$—	$11.54			$11.53

Class C:
Net assets	$—	$2,019,066	$(1,013	)(d)	$2,018,053
Shares outstanding	—	174,978			174,978

Net asset value per share (a)	$—	$11.54			$11.53

Class T:
Net assets	$—	$13,575,066	(6,808	)(d)	$13,568,258
Shares outstanding	—	1,176,435			1,176,435
Net asset value per share (a)	$—	$11.54			$11.53
Maximum sales charge	—	4.75%			4.75%

Maximum offering price per share (b)	$—	$12.11			$12.10

Class Z:
Net assets	$—	$130,410,906	$140,840,714	(d)	$271,251,620
Shares outstanding	—	11,301,524	12,220,825	(c)	23,522,349

Net asset value per share (a)	$—	$11.54			$11.53

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares Class of New York Intermediate Term Tax-Exempt Fund are exchanged for Class Z shares of Columbia New York Intermediate Municipal Bond Fund based on the net asset value per share of Columbia New York Intermediate Municipal Bond Fund at the time of the merger.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $36,705 and $75,070. to be borne by New York Intermediate Term Tax-Exempt Fund and Columbia New York Intermediate Municipal Bond Fund, respectively.

(e)	Reflects estimated shares issued to New York Intermediate Term Tax-Exempt Fund at the time of the merger.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2007 (Unaudited)

	New York Intermediate Term Tax-Exempt Acquired Fund	Columbia New York Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments	Columbia New York Intermediate Municipal Bond Fund Pro forma combined
Investment Income:
Interest	$5,407,891	$6,360,741		$11,768,632
Dividends	25,581	6,569		32,150

Total Investment Income	5,433,472	6,367,310		11,800,782

Expenses:
Investment advisory fee	697,076	699,457	(27,444)	1,369,089	(a)
Administration fee	207,608	97,632	(114,138)	191,102	(a)
Distribution fee:
Class B	—	18,783	—	18,783
Class C	—	15,552	—	15,552
Class G		283	(283)	—	(b)
Service fee:
Class A	—	5,059	—	5,059
Class B	—	6,261	—	6,261
Class C	—	5,184	—	5,184
Class G	—	65	(65)	—	(b)
Shareholder servicing fees - Class T	—	21,078	—	21,078
Shareholder servicing fees - Shares	340,128	—	(340,128)	—	(c)
Transfer agent fee	19,760	145,768	(11,862)	153,666	(d)
Pricing and bookkeeping fees	9,983	81,654	8,315	99,952	(e)
Registration fees	18,489	56,793	(15,649)	59,633	(f)
Legal fees	3,228	19,116	2,869	25,213
Audit Fees	25,739	40,450	(25,739)	40,450	(f)
Trustees’ fees	16,970	17,575	(16,970)	17,575	(f)
Custody fee	12,697	7,335	(10,357)	9,675	(f)
Chief compliance officer expenses	—	152	—	152
Other expenses	13,447	35,642	(1,109)	47,980	(f)

Total Expenses	1,365,125	1,273,839	(552,562)	2,086,402

Expenses waived/reimbursed by Advisor	(226,351)	—	(356,404)	(582,755	)(a)
Fees waived by Investment Administrator	(23,841)	—	23,841	—	(a)
Fees waived by Distributor - Class C	—	(7,257)	—	(7,257)

Expense reductions	(1,537)	(2,860)	(1,200)	(5,597)

Net Expenses	1,113,396	1,263,722	(886,324)	1,490,794

Net Investment Income	4,320,076	5,103,588	886,324	10,309,988

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	51,085	(13,843)		37,242
Futures contracts	—	(150,266)		(150,266)

Net realized gain (loss)	51,085	(164,109)		(113,024)

Net change in unrealized appreciation (depreciation) on:
Investments	(916,087)	(1,589,775)		(2,505,862)
Futures contracts		43,037		43,037

Net change in unrealized appreciation (depreciation)	(916,087)	(1,546,738)		(2,462,825)

Net Gain (Loss)	(865,002)	(1,710,847)		(2,575,849)

Net Increase in Net Assets from Operations	$3,455,074	$3,392,741	$886,324	$7,734,139

(a)	Based on the contract in effect for Columbia New York Intermediate Municipal Bond Fund, the surviving fund.

(b)	Effective August 08, 2007 Class G shares of Columbia New York Intermediate Municipal Bond Fund, the surviving fund, were converted to Class T shares.

(c)	Shares Class shares of New York Intermediate Term Tax Exempt Fund will be exchanged for Class Z shares of Columbia New York Intermediate Municipal Bond Fund on the date the merger is consumated.

(d)	Reflects the impact of contractual changes to the Columbia New York Intermediate Municipal Bond Fund transfer agent fee structure that is expected to be implemented on the date the merger is consumated.

(e)	Bookkeeping fees are based on the contract in effect for Columbia New York Intermediate Municipal Bond Fund, the surviving fund.

(f)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

AND

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

October 31, 2007

(Unaudited)

Note 1. Organization

Columbia New York Intermediate Municipal Bond Fund (the “Acquiring Fund”), is a non-diversified portfolio, a series of Columbia Funds Series Trust I (the “Trust”), is organized as a Massachusetts business trust. New York Intermediate-Term Tax-Exempt Fund (the “Acquired Fund”), is a non-diversified portfolio, a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of the State of New York, as is consistent with relative stability of principal. The Acquired Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 1.5 billion shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares, which is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund as if the transfer had occurred as of October 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended October 31, 2007, based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new Class Z shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of October 31, 2007. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended October 31, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of October 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated October 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder report dated September 30, 2007 for the Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each Share Class shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at October 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Class A Shares	162,417		162,417
Class B Shares	156,303		156,303
Class C Shares	174,978		174,978
Class T Shares	1,176,435		1,176,435
Class Z Shares	11,301,524	12,220,825	23,522,349

PART C. OTHER INFORMATION

Item 15. Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof (“Covered Persons”) under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 (“1940 Act”) provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“disinterested, non-party trustees”), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys’ fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

The Registrant’s investment adviser, Columbia Management Advisors, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by Columbia Management Advisors, LLC.

Item 16. Exhibits

(1)(a)	Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)
(1)(b)	Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)
(2)	Amended and Restated Bylaws of Registrant. (2)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization. Filed as Appendix A to Part A hereof.
(5)	Not applicable.
(6)(a)	Management Agreement between Registrant (f/k/a Columbia Funds Trust IX) and Columbia Management Advisors, LLC (f/k/a Columbia Management Advisors, Inc.) dated November 1, 2003 (Columbia High Yield Municipal Fund). (3)
(6)(b)	Management Agreement between Registrant and Columbia Management Advisors, LLC (f/k/a Columbia Management Advisors, Inc.) dated September 15, 2005 (Columbia Strategic Income Fund). (1)
(6)(c)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Balanced Fund). (4)
(6)(d)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Conservative High Yield Fund). (4)
(6)(e)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Greater China Fund). (4)
(6)(f)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Mid Cap Growth Fund). (4)
(6)(g)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Oregon Intermediate Municipal Bond Fund). (4)
(6)(h)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Real Estate Equity Fund). (4)
(6)(i)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Small Cap Growth Fund I). (4)
(6)(j)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Strategic Investor Fund). (4)
(6)(k)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Technology Fund). (4)
(6)(l)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Asset Allocation Fund, Columbia Small Cap Core Fund, Columbia Dividend Income Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Large Cap Growth Fund). (4)
(6)(m)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Income Fund and Columbia Intermediate Bond Fund). (4)
(6)(n)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia U.S. Treasury Index Fund). (4)
(6)(o)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia World Equity Fund). (4)
(6)(p)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Core Bond Fund). (4)
(6)(q)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia High Yield Opportunity Fund). (4)
(6)(r)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Small Cap Value Fund I). (4)
(6)(s)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Liberty Fund). (4)

(6)(t)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund). (5)
(6)(u)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Connecticut Intermediate Municipal Bond Fund). (4)
(6)(v)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Massachusetts Intermediate Municipal Bond Fund). (5)
(6)(w)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia New Jersey Intermediate Municipal Bond Fund). (4)
(6)(x)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia New York Intermediate Municipal Bond Fund). (5)
(6)(y)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Rhode Island Intermediate Municipal Bond Fund). (5)
(6)(z)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Tax-Exempt Fund). (5)
(6)(aa)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Federal Securities Fund). To be filed by amendment.
(6)(bb)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia International Stock Fund). To be filed by amendment.
(6)(cc)	Management Agreement between Registrant and Columbia Management Advisors, LLC dated March 27, 2006 (Columbia Intermediate Municipal Bond Fund). (8)
(6)(dd)	Form of Management Agreement between Registrant and Columbia Management Advisors, LLC (Columbia Blended Equity Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia International Growth Fund, Columbia Select Growth Fund, Columbia Pacific/ Asia Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia Select Opportunities Fund and Columbia Mid Cap Value and Restructuring Fund). (8)
(7)(a)	Distribution Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (5)
(7)(b)	Shareholder Servicing Plan Implementation Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (2)
(8)	Not applicable.
(9)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005. (6)
(10)(a)	Distribution Plan pursuant to Rule 12b-1. (8)
(10)(b)	Plan pursuant to Rule 18f-3(d). (8)
(11)	Opinion and Consent of Ropes & Gray, LLP. Filed herewith.
(12)	Opinion of Ropes & Gray, LLP. To be filed by amendment.
(13)(a)	Administrative Agreement between Registrant and Columbia Management Advisors, LLC dated as of May 1, 2006. (5)
(13)(b)	Form of amendment to Administrative Agreement between Registrant and Columbia Management Advisors, LLC. To be filed by amendment.
(13)(c)	Financial Reporting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006. (8)
(13)(d)	Form of notice and acceptance regarding Financial Reporting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company. To be filed by amendment.
(13)(e)	Accounting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company dated as of December 15, 2006. (8)
(13)(f)	Form of notice and acceptance regarding Accounting Services Agreement between Registrant, Columbia Management Advisors, LLC and State Street Bank and Trust Company. To be filed by amendment.
(13)(g)	Pricing and Bookkeeping Oversight and Services Agreement between Registrant and Columbia Management Advisors, LLC dated as of December 15, 2006. (8)

(13)(h)	Letter agreement regarding Pricing and Bookkeeping Oversight and Services Agreement dated March 30, 2007. (8)
(13)(i)	Amendment to Pricing and Bookkeeping Oversight and Services Agreement dated as of June 29, 2007. (8)
(13)(j)	Form of amendment to Pricing and Bookkeeping Oversight and Services Agreement between Registrant and Columbia Management Advisors, LLC. To be filed by amendment.
(13)(k)	Transfer, Dividend Disbursing and Shareholders’ Servicing Agreement between Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. dated as of May 1, 2006. (5)
(13)(l)	Form of amendment to Transfer, Dividend Disbursing and Shareholders’ Servicing Agreement between Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. To be filed by amendment.
(13)(m)	Amended and Restated Credit Agreement dated as of October 19, 2006 by and among Registrant and certain other trusts party thereto, on behalf of certain of their series listed on Schedule A thereto, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust, on behalf of certain of their series listed on Schedule B thereto, Lloyds TSB Bank plc, Société Générale, New York Branch, Banco Bilbao Vizcaya Argentaria S.A., State Street Bank and Trust Company, individually, State Street Bank and Trust Company, as administrative agent for each of the banks party thereto, and State Street Bank and Trust Company, as operations agent for each of the banks party thereto. (8)
(13)(n)	Amendment Agreement No. 1 and Instrument of Adherence dated as of October 18, 2007 by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, the banks party thereto, State Street Bank and Trust Company, as operations agent for itself and the banks party thereto, and State Street Bank and Trust Company, as administrative agent for itself and the banks party thereto. (8)
(13)(o)	Letter agreement dated as of September 19, 2005, by and among Nations Funds Trust, Nations Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (8)
(13)(p)	Letter agreement dated as of February 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust and Nations Separate Account Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (8)
(13)(q)	Letter agreement dated as of June 7, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (8)
(13)(r)	Letter agreement dated as of September 15, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I and Bank of America Funds Trust, each on behalf of certain of its series, and State Street Bank and Trust Company. (8)
(13)(s)	Letter agreement dated as of October 19, 2006, by and among Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, Bank of America Funds Trust, Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (8)
(13)(t)	Letter agreement dated as of September 17, 2007, by and among Registrant, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, Columbia Fund Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (8)
(13)(u)	Letter agreement dated as of October 18, 2007, by and among Registrant, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust, each on behalf of certain of its series, as set forth on Appendix I to the Sixth Amendment Agreement, Columbia Fund Series

Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, Banc of America Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., each on behalf of certain of its series, as set forth on Appendix I thereto, and State Street Bank and Trust Company, individually, as acknowledged by State Street Bank and Trust Company, as custodian. (8)
(13)(v)	Form of Indemnification Agreement. (2)
(13)(w)	Code of Ethics as revised January 3, 2006. (1)
(13)(x)	Code of Ethics of Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated January 1, 2006. (7)
(14)	Consents of Independent Registered Public Accounting Firm. Filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney. Filed herewith.
(17)	Not applicable.

1.	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about September 16, 2005.
2.	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about March 24, 2006.
3.	Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about October 28, 2004.
4.	Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about October 27, 2006.
5.	Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on or about March 29, 2007.
6.	Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement of Columbia Funds Trust XI on Form N-1A (File Nos. 33-11351 and 811-7978), filed with the Commission on or about January 27, 2006.
7.	Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement of Columbia Funds Trust I on Form N-1A (File Nos. 2-99356 and 811-04367), filed with the Commission on or about September 28, 2007.
8.	Incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on or about December 17, 2007.

Item 17. Undertakings

(1)	The undersigned Columbia Funds Series Trust I agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Columbia Funds Series Trust I agrees that every prospectus that is filed under paragraph above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Series Trust I, in the City of Boston and The Commonwealth of Massachusetts, on the 18th day of January, 2008.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Christopher L. Wilson
Name:	Christopher L. Wilson
Title:	President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher L. Wilson
Christopher L. Wilson	President (Principal Executive Officer)	January 18, 2008

/s/ J. Kevin Connaughton
J. Kevin Connaughton	Treasurer (Principal Financial Officer)	January 18, 2008

/s/ Michael G. Clarke
Michael G. Clarke	Chief Accounting Officer (Principal Accounting Officer)	January 18, 2008

JOHN D. COLLINS*
John D. Collins	Trustee	January 18, 2008

RODMAN L. DRAKE*
Rodman L. Drake	Trustee	January 18, 2008

DOUGLAS A. HACKER*
Douglas A. Hacker	Trustee	January 18, 2008

MORRILL MELTON HALL, JR.*
Morrill Melton Hall, Jr.	Trustee	January 18, 2008

JANET LANGFORD KELLY*
Janet Langford Kelly	Trustee	January 18, 2008

RICHARD W. LOWRY*
Richard W. Lowry	Trustee	January 18, 2008

WILLIAM E. MAYER*
William E. Mayer	Trustee	January 18, 2008

CHARLES R. NELSON*
Charles R. Nelson	Trustee	January 18, 2008

JOHN J. NEUHAUSER*
John J. Neuhauser	Trustee	January 18, 2008

JONATHAN PIEL*
Jonathan Piel	Trustee	January 18, 2008

PATRICK J. SIMPSON*
Patrick J. Simpson	Trustee	January 18, 2008

THOMAS E. STITZEL*
Thomas E. Stitzel	Trustee	January 18, 2008

THOMAS C. THEOBALD*
Thomas C. Theobald	Trustee	January 18, 2008

ANNE-LEE VERVILLE*
Anne-Lee Verville	Trustee	January 18, 2008

*By:	/s/ Peter T. Fariel
Peter T. Fariel
Attorney-in-Fact**
January 18, 2008

**	Executed by Peter T. Fariel on behalf of those indicated pursuant to Powers of Attorney filed herewith as Exhibit 16.

INDEX TO EXHIBITS

Exhibit Name:

(11)	Opinion and Consent of Ropes & Gray, LLP.

(14)	Consents of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.